UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund.)

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2020

Date of reporting period:	7/31/2020

Item 1 – Reports to Stockholders

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM QMA Commodity Strategies Fund

PGIM QMA Mid-Cap Core Equity Fund

PGIM QMA US Broad Market Index Fund

ANNUAL REPORT

JULY 31, 2020

PGIM Day One Underlying Funds

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. Jennison Associates LLC is a registered investment adviser. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

PGIM Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Since Inception (%)
Fund	5.50	8.57 (11/15/16)
Russell 2000 Index
	–4.59	4.55

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and

PGIM Day One Underlying Funds	3

PGIM Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (continued)

unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Russell 2000 Index—The Russell 2000 Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 7/31/2020

PGIM Jennison Small-Cap Core Equity Fund
Ten Largest Holdings	Line of Business	% of Net Assets
Bandwidth, Inc. (Class A Stock)	Diversified Telecommunication Services	2.8%
Livongo Health, Inc.	Health Care Technology	2.2%
Inphi Corp.	Semiconductors & Semiconductor Equipment	2.2%
Saia, Inc.	Road & Rail	2.0%
QTS Realty Trust, Inc. (Class A Stock)	Equity Real Estate Investment Trusts (REITs)	1.8%
NextEra Energy Partners LP	Independent Power & Renewable Electricity Producers	1.8%
Wingstop, Inc.	Hotels, Restaurants & Leisure	1.7%
Q2 Holdings, Inc.	Software	1.7%
Varonis Systems, Inc.	Software	1.7%
Goosehead Insurance, Inc. (Class A Stock)	Insurance	1.7%

Holdings reflect only long-term investments and are subject to change.

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PGIM Core Conservative Bond Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Since Inception (%)
Fund	9.50	4.67 (11/15/16)
Bloomberg Barclays US Aggregate Bond Index
	10.12	5.44

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all

PGIM Day One Underlying Funds	5

PGIM Core Conservative Bond Fund

Your Fund’s Performance (continued)

recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Credit Quality expressed as a percentage of total investments as of 7/31/20 (%)
AAA	68.1
AA	5.4
A	13.6
BBB	11.0
BB	0.1
Cash/Cash Equivalents	1.8
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change.

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PGIM TIPS Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Since Inception (%)
Fund	9.83	4.37 (11/15/16)
Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index
	10.38	4.97

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise

PGIM Day One Underlying Funds	7

PGIM TIPS Fund

Your Fund’s Performance (continued)

indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index—The Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Credit Quality expressed as a percentage of total investments as of 7/31/20 (%)
AAA	99.9
Cash/Cash Equivalents	0.1
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change.

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PGIM QMA Commodity Strategies Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Since Inception (%)
Fund	–10.74	–3.39 (11/15/16)
Bloomberg Commodity Index
	–12.07	–4.55

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg Commodity Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees

PGIM Day One Underlying Funds	9

PGIM QMA Commodity Strategies Fund

Your Fund’s Performance (continued)

(including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg Commodity Index—The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME).

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 7/31/2020

PGIM QMA Commodity Strategies Fund
Ten Largest Commodities Future Exposure Holdings	% of Net Assets
Gold 100 OZ	16.5%
Copper	8.0%
Soybean	7.4%
Silver	6.6%
Natural Gas	5.9%
WTI Crude	5.0%
LME Zinc	5.0%
Brent Crude	4.9%
Live Cattle	4.3%
Sugar #11 (World)	4.0%

Holdings reflect only long-term investments and are subject to change.

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PGIM QMA Mid-Cap Core Equity Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Since Inception (%)
Fund	–9.42	2.12 (11/17/16)
S&P MidCap 400 Index
	–3.54	5.48

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P MidCap 400 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees

PGIM Day One Underlying Funds	11

PGIM QMA Mid-Cap Core Equity Fund

Your Fund’s Performance (continued)

(including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P MidCap 400 Index—The S&P MidCap 400 Index is designed to measure the performance of 400 mid-sized companies in the US.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 7/31/2020

PGIM QMA Mid-Cap Core Equity Fund
Ten Largest Holdings	Line of Business	% of Net Assets
iShares Core S&P Mid-Cap ETF	Exchange-Traded Fund	2.1%
Etsy, Inc.	Internet & Direct Marketing Retail	1.4%
Quidel Corp.	Health Care Supplies	1.2%
Molina Healthcare, Inc.	Managed Health Care	1.2%
Bio-Techne Corp.	Life Sciences Tools & Services	1.1%
Ciena Corp.	Communications Equipment	1.1%
Royal Gold, Inc.	Gold	1.1%
Monolithic Power Systems, Inc.	Semiconductors	1.1%
PTC, Inc.	Application Software	1.0%
Manhattan Associates, Inc.	Application Software	1.0%

Holdings reflect only long-term investments and are subject to change.

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PGIM QMA US Broad Market Index Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/20
	One Year (%)	Since Inception (%)
Fund	10.71	12.84 (11/17/16)
S&P Composite 1500 Index
	10.40	12.83

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P Composite 1500 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2020), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, the returns would have been lower.

PGIM Day One Underlying Funds	13

PGIM QMA US Broad Market Index Fund

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P Composite 1500 Index—The S&P Composite 1500® Index is an unmanaged index of stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: The S&P 500 Index (which measures the performance of US Large Cap stocks), the S&P MidCap 400 Index (which measures the performance of Mid Cap stocks) and the S&P 600 Index (which measures the performance of US Small Cap stocks) and gives an indication of how the broad US stock market has performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 7/31/2020

PGIM QMA US Broad Market Index Fund
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.5%
Microsoft Corp.	Software	4.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.2%
iShares Core S&P 500 ETF	Exchange-Traded Funds	3.5%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.4%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.4%
Johnson & Johnson	Pharmaceuticals	1.2%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.2%
Procter & Gamble Co. (The)	Household Products	1.0%

Holdings reflect only long-term investments and are subject to change.

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PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Jennison Small-Cap Core Equity Fund’s Class R6 shares returned 5.50% in the 12-month reporting period that ended July 31, 2020, outperforming the -4.59% return of the Russell 2000 Index (the Index).

What was the market environment?

•

US equity markets were highly volatile during the reporting period, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; geopolitical uncertainties; and the global spread of COVID-19, the disease caused by the coronavirus.

•

The US political landscape likewise was unsettled as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, the 2020 election cycle ramped up, and leaders politicized the pandemic.

•

The Federal Reserve lowered the federal funds rate four times during the period, ending it in a target range of 0.00%-0.25%. Stocks peaked at new highs on February 19, 2020, then dropped more than 30% in only 25 trading days as the COVID-19 outbreak spread rapidly around the globe, disrupting markets and life virtually everywhere. Policymakers responded to these events with historic monetary and fiscal stimulus.

•

Equity markets rebounded strongly during the period’s final quarter, but the pandemic’s economic damage continued to accumulate. US gross domestic product plummeted 32.9% during the second quarter of 2020, the largest decline in post-World War II history.

•	During the period, small-cap stocks, as measured by the Russell 2000 Index, significantly underperformed their large-cap counterparts, as measured by the Russell 1000 Index.

What worked?

•	Health care holdings were strong contributors to the Fund’s performance:

•

Livongo Health Inc., which develops applied health signals for treating chronic health conditions, reported first-quarter 2020 earnings that exceeded its pre-announced estimate. In Jennison’s view, healthcare delivery is at an inflection point where virtual or remote care is no longer the last option but, instead, is becoming the first line or standard of care. Furthermore, Jennison believes Livongo’s first-in-market advantage, brand-name recognition and strong return on investment bode well for future growth.

•

Horizon Therapeutics Plc has transitioned from a specialized pharmaceutical firm to a successful developer of drugs for people with rare diseases. The company’s primary growth drivers over the next two to three years are Krystexxa (for uncontrollable gout) and Tepezza (for thyroid eye disease). Its first-quarter 2020 sales of $356 million were well

PGIM Day One Underlying Funds	15

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview (continued)

above consensus estimates. With its very attractive balance sheet and the two products that could drive substantial revenue growth, Jennison believes that Horizon has further upside potential from merger-and-acquisition activity as a buyer and a seller.

•

Teladoc Health, Inc., the world’s largest telemedicine company, uses web, mobile apps, video, and phone platforms to connect patients with physicians. While telemedicine has been growing rapidly for several years with many large employers and health plans offering it to members, utilization rates have remained relatively low. However, the COVID-19 outbreak has given rise to what Jennison believes is a sea change that could permanently modify healthcare benefits, treatment, and consumer behavior. In the current environment, employees are now seeking out telemedicine services, and insurance plans are waiving co-pays and co-insurance for users. Jennison eliminated its Teladoc position in June 2020 as the company’s market capitalization increased beyond the Fund strategy’s investable range.

•

Inphi Corp. was a standout performer in the information technology sector. The company produces high-speed analog and mixed-signal semiconductor components and optical subsystems to networking original equipment manufacturers, optical module, cloud, and telecom service providers. Revenue in the first quarter of 2020 reached a record due to higher demand for the company’s cloud and telecommunications products. Jennison believes paradigm shifts brought on by work-from-home, electronic commerce, distance-learning, streaming, and other remote-usage activities could lead to a continued acceleration of bandwidth upgrades that could support the company’s growth.

•

Bandwidth Inc., a diversified telecommunications company that sells software application programming interfaces for voice and messaging, drove outperformance in the communication services sector. The company’s shares rallied as it reported robust first-quarter 2020 revenue growth and year-over-year customer growth that exceeded expectations. Jennison believes the pandemic’s push to remote work is advantageous for Bandwidth.

What didn’t work?

•

Many of the Fund’s largest detractors were in the financials sector. Overall, the sector fell sharply in response to the pandemic, the resulting collapse of the global economy, and expectations that interest rates would be “lower for longer,” which could crimp profit margins in several groups. The largest detractors included MFA Financial Inc. (real estate investment trust); BankUnited Inc. and Ameris Bancorp (regional banks); and Pinnacle Financial Partners Inc. (community bank). Jennison eliminated its position in MFA but retains long-term convictions in the other holdings, believing they are well-run banks in attractive markets.

16	Visit our website at pgim.com/investments

•

In industrials, CIRCOR International Inc.—a global manufacturer of flow and motion control products serving industrial, energy, and marine markets—underperformed during the period. Jennison eliminated its position in May 2020, concerned that the company may experience a prolonged downturn in its business.

Current outlook

•	A troubling new surge in COVID-19 infection rates in several states near the end of the period has led to second thoughts about moving forward with scheduled, phased-in reopenings.

•

Given the high degree of uncertainty, Jennison believes companies are taking a more cautious approach to near-term business planning. Likewise, many companies are suspending financial guidance for now with the hope of providing greater clarity later this year.

•

Jennison has spent the past several months attempting to assess the impact of COVID-19 on Fund holdings by speaking with management teams from each company held in the portfolio. Jennison believes such conversations have helped provide a better understanding of the pandemic’s immediate effects on these businesses, but precise estimates of the impact over the balance of 2020 and longer term are not yet possible given the substantially greater-than-normal uncertainty.

•

As economic and market uncertainty rise, Jennison continues to identify companies that have strong fundamentals and might outperform market averages. Jennison believes this strategy favors the Fund’s disciplined and bottom-up investment approach that focuses on identifying above-average growers with reasonable valuations.

•

While Jennison has taken some profits in stocks with share prices that have rebounded significantly, the Fund’s overall exposure has increased in communication services, consumer discretionary, healthcare, and information technology to reflect where Jennison sees the best potential opportunities in the new environment due to COVID-19.

PGIM Day One Underlying Funds	17

PGIM Core Conservative Bond Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM Core Conservative Bond Fund’s Class R6 shares returned 9.50% in the 12-month reporting period that ended July 31, 2020, underperforming the 10.12% return of the Bloomberg Barclays US Aggregate Bond Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as the coronavirus and an oil price shock led to acute declines across most spread sectors. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spreads subsequently tightened sharply but remained wider than their pre-COVID-19 levels.

•

Through the first part of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. The signing of a phase-one US-China trade deal further boosted sentiment toward the end of 2019 and through most of January 2020. However, this optimism proved short-lived as markets came under heavy pressure in February and March when growing concerns around the coronavirus and a decline in oil prices sparked a sharp sell-off across most asset classes.

•

US investment-grade bond spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into quarter-end following aggressive actions by the Federal Reserve (the Fed). (One basis point equals 0.01%.) Collateralized loan obligation (CLO) spreads widened across the board, with AAA-rated tranches widening 117 bps during the first quarter to 250 bps. Commercial mortgage-backed securities (CMBS) spreads also widened across the capital stack, with those of high-quality tranches of conduit CMBS widening by 98 bps during the quarter.

•

Following a difficult March, spread markets rebounded sharply as the Fed’s aggressive stimulus actions—including a near-zero federal funds rate, purchases of mortgage-backed securities (MBS) and CMBS, primary and secondary corporate credit facilities, and a term asset-backed loan facility (TALF)—significantly improved market liquidity. Risk-on sentiment saw spreads decline sharply over the last four months of the period.

•

US Treasury yields fell sharply across the curve during the period, with the yield on the 2-year Treasury note declining from 1.89% to 0.11%. The yield on the 10-year Treasury note declined from 2.02% at the beginning of the period to 0.55% at the end of July.

18	Visit our website at pgim.com/investments

•

One of the more notable developments within the US Treasuries complex during the second quarter of 2020 was a sharp steepening of the yield curve on some initial signs of a solid economic rebound. The 2- to 10-year segment of the curve began the quarter at 43 bps and subsequently bear-steepened to 69 bps following a stronger-than-expected May payrolls report. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) This set the stage for subsequent curve flattening amid renewed expectations for a gradual economic recovery and years of broad monetary accommodation.

What worked?

•	Strong security selection was highlighted by positioning in investment-grade corporates, MBS, Treasuries, and CMBS, which all contributed to the Fund’s performance during the period.

•	Within credit, positioning in the upstream energy, healthcare & pharmaceuticals, banking, and technology industries contributed to results.

•

In individual security selection, the Fund benefited from its positioning in Occidental Petroleum Corp. and Continental Resources (upstream energy), Abbvie, Mylan, and Amgen (healthcare & pharmaceuticals), Barclays, Goldman Sachs, and Wells Fargo (banking), and Oracle and Microsoft (technology).

•

The Fund’s duration and curve positioning were modest contributors to performance during the period. (Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.)

What didn’t work?

•

Overall sector allocation was negative, a spread-duration contribution overweight in CMBS, investment-grade corporates, and municipal bonds limited results. (Spread duration is the change in a bond’s price for a 100-bps change in that bond’s spread versus a US Treasury security of similar maturity.)

•	The Fund’s positioning in the midstream energy, telecom, and foreign non-corporate sectors detracted from performance.

•

In individual security selection, the Fund’s positioning in ONEOK, Inc. and Energy Transfer Partners (midstream energy), AT&T, Inc. (telecom), and Petroleos Mexicanos (foreign non-corporate) detracted from performance.

Current outlook

•

Although spread sectors rebounded significantly in the second quarter of 2020, spreads remained wider than their pre-COVID-19 levels. PGIM Fixed Income continues to find value within sectors such as investment-grade corporate bonds and asset-backed

PGIM Day One Underlying Funds	19

PGIM Core Conservative Bond Fund

Strategy and Performance Overview (continued)

securities (ABS) which represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The Fund was overweight in structured products (CMBS and ABS), investment-grade corporate bonds, and municipal bonds when the period ended. The Fund was underweight US Treasury securities and agency mortgage-backed securities.

•

Within structured products, PGIM Fixed Income maintains the Fund’s bias toward the top of the capital structure, based on the belief that these securities may revisit their post-crisis tights. PGIM Fixed Income generally holds a negative view on lower-quality structured products that are subordinate in the capital structure.

•

Within investment-grade corporate bonds, PGIM Fixed Income favors shorter-term maturities that should benefit from the Fed’s bond-buying program. PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, distressed survivors, cyclical sectors such as autos and chemicals, and “off-the-run” bonds (i.e., older issues). In addition, PGIM Fixed Income still favors electric utilities and money center banks.

20	Visit our website at pgim.com/investments

PGIM TIPS Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM TIPS Fund’s Class R6 shares returned 9.83% in the 12-month reporting period that ended July 31, 2020, underperforming the 10.38% return of the Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit markets declined sharply during the first quarter of 2020 as the coronavirus and an oil price shock led to steep economic losses. In response, the Federal Reserve (the Fed) and the US government introduced unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets.

•

Through much of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. The signing of a phase-one US-China trade deal further boosted sentiment toward the end of 2019 and through most of January 2020. However, this optimism proved short-lived, as markets came under heavy pressure in February and March when growing concerns around the coronavirus and a decline in oil prices sparked a sharp sell-off across most asset classes.

•

After a difficult March, markets rebounded sharply, as the Fed’s aggressive stimulus actions, including a near-zero federal funds rate, significantly improved market liquidity. Unprecedented monetary stimulus was paired with powerful fiscal interventions as the US Congress approved over $2.5 trillion in spending and tax breaks, with further stimulus measures expected to be announced later this year.

•

While US economic growth was solid in 2019, the economy sustained an historic contraction through the first half of 2020, with gross domestic product declining at an annualized rate of 5% and 31.7%, respectively, in the first and second quarters. Reflecting the devastating economic downturn, inflation expectations sagged before rebounding in the last few months of the period, as high levels of central bank liquidity and government debt triggered inflation expectations over the longer run. The 10-year break-even inflation rate declined to a low of 0.50% in mid-March before ending the period at 1.55%.

•

US Treasury yields declined sharply during the period. The yield on the 2-year Treasury note began the period at 1.89% and ended it at 0.11%. The yield on the 10-year Treasury note began the period at 2.02% and closed at 0.55%. Inflation declined during the period as the virus-related shutdown depressed aggregate demand. For the 12 months that ended June 30, 2020 (the latest period for which data was published),

PGIM Day One Underlying Funds	21

PGIM TIPS Fund

Strategy and Performance Overview (continued)

core personal consumption expenditures (PCE) inflation was 0.9%, well below the Fed’s 2% target.

What worked?

Yield curve flattener positioning added modestly to the Fund’s performance for the reporting period.

What didn’t work?

•	Security selection detracted from the Fund’s performance during the reporting period.

•

The duration of the Fund was tactically managed versus the Index during the period. Overall, duration positioning hurt performance. The Fund ended the period with a nearly flat duration position versus the Index. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Trading costs associated with flow activity in the Fund, as the market experienced turmoil late in the first quarter and throughout the second quarter of 2020, were a detractor from performance.

Current outlook

•

Financial markets continued to post solid gains in July 2020 on the back of a flood of monetary and fiscal stimulus. The outcome of the Fed’s meeting on July 29 was largely as expected. While financial market functioning has largely been restored by the Fed’s aggressive actions, the economy is still operating at a level well below its pre-virus pace. The Fed thus reiterated its intent to provide monetary support for as long as needed for what is expected to be a long, drawn-out recovery.

•

Fed Chairman Jerome Powell emphasized this is first and foremost a health crisis, and the path of the economy will depend on the path of the virus going forward. The Fed is watching for any potential slowdown in economic activity in the aftermath of the pickup in virus cases in June and for potential additional virus flare-ups. While news that a vaccine might possibly become available around year-end is a hopeful development, Powell emphasized the Fed’s job right now is not to plan for upside surprises but to focus on supplying the support that is currently needed.

•

The Fed has already given guidance that the federal funds rate is expected to remain at its current near-zero level until the economy is well on its way to achieving the Fed’s inflation and employment mandates. While the Fed’s much-anticipated Policy Framework Review, previously expected to be released around June 2020, was sidelined by the crisis, Powell provided a preview in his press conference, noting it would likely simply codify much of what the Fed has already been doing.

22	Visit our website at pgim.com/investments

•

Both the massive monetary and fiscal support have undoubtedly contributed to the rebound in activity that began in May. Household spending has recovered about half of its previous decline, and employment has regained about one-third of its losses, although June unemployment remained at a still-elevated 11.1%. Auto sales and housing activity have picked up strongly, but business fixed investment has yet to show any recovery.

•

The aftermath effects on the economy of the COVID-19 crisis are expected to be fundamentally disinflationary, with the federal funds rate expected to stay at its current level for at least the next several years.

PGIM Day One Underlying Funds	23

PGIM QMA Commodity Strategies Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Commodity Strategies Fund’s Class R6 shares returned -10.74% in the 12-month reporting period that ended July 31, 2020, outperforming the -12.07% return of the Bloomberg Commodity Index (the Index).

What were the market conditions?

For the reporting period, the energy sector experienced a sell-off amid global economic slowdown fears, which drove the negative results generated by the Index. Most other sectors in the Index posted negative results as well, led by declines in the livestock sector. Precious metals was the one exception, as the sector generated strong results over the period as the US dollar weakened.

What worked?

•	The Fund’s gains for the period were driven by performance in the second quarter of 2020, where the Fund benefited from positioning in the energy, livestock, and precious metals sectors.

•	Over the full period, the Fund’s positioning in gasoline was the largest contributor to excess returns.

What didn’t work?

•	An underweight position in soft commodities detracted from the Fund’s return in the fourth quarter of 2019.

•	The Fund’s positioning in crude oil and coffee detracted most from performance for the period overall.

Did the Fund hold derivatives?

The Fund primarily trades in listed exchange-traded commodities futures contracts. These futures are a form of derivatives based on the underlying price of a specific commodity. Since the Fund is invested primarily in these derivatives, its performance during the reporting period (see above) is explained by the derivatives.

Current outlook

As of the end of the reporting period, the Fund was positioned with overweights in the industrial metals and livestock sectors and held underweight positions in the soft commodities, energy, and precious metals sectors. Within grains, the Fund was overweight soybeans and soybean oil while underweight corn and wheat.

24	Visit our website at pgim.com/investments

PGIM QMA Mid-Cap Core Equity Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Mid-Cap Core Equity Fund’s Class R6 Shares returned -9.42 % in the 12-month reporting period that ended July 31, 2020, underperforming the -3.54% return of the S&P MidCap 400 Index (the Index).

What were the market conditions?

•

While US equities reached record highs in February 2020, the gains soon came to a screeching halt as the COVID-19 pandemic that originated in China spread to the US, pushing global economies into recession. This resulted in a very volatile and negative first quarter of 2020 for equities across the globe.

•	Aided by unprecedented fiscal and monetary stimulus, US equities overall performed quite well since the first quarter of 2020 through the end of the reporting period.

•	Equities received an additional boost from positive news surrounding COVID-19 vaccine and treatment developments.

What worked?

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks based on quality, earnings expectations, and relative value metrics. The emphasis on these factors varies based on the growth rate of the company under evaluation.

•	Overweighting companies with improving growth prospects, while underweighting those with deteriorating growth prospects, was a valuable contributor over the reporting period.

•

The Fund’s sector weights are established using bottom-up stock selection, and limits are placed on how much these weights can differ from the Index. Modestly overweighting the healthcare sector, which was the top-performing sector in the Index over the period, benefited the Fund.

What didn’t work?

•

For slower-growing firms, QMA favors stocks that are inexpensive relative to their industry peers. Over the reporting period, value factors produced negative excess return. While value started to perform well toward the end of 2019, the pandemic was a major drag on value’s performance.

•	Stock selection in the industrials and consumer discretionary sectors lagged the Index. The aforementioned challenges that QMA’s value factors faced were most evident in these two sectors.

PGIM Day One Underlying Funds	25

PGIM QMA Mid-Cap Core Equity Fund

Strategy and Performance Overview (continued)

Did the Fund hold derivatives?

The Fund did not hold derivatives over the reporting period. It did, however, hold exchange-traded funds that track the Index. QMA uses these instruments primarily to manage daily cash flows and provide liquidity, not as a means of adding to performance. Subsequently, the effect on performance was minimal.

Current outlook

QMA continues to emphasize the deep discounts present in this market. While heightened volatility may return as the pandemic works itself out, QMA feels the worst of the market drawdown is over. QMA continues to closely monitor the portfolios it manages during these uncertain times and is constantly looking for ways to improve its process. QMA still believes its portfolios are well positioned to capitalize on robust opportunities ahead as the market rewards reasonably priced stocks with strong fundamentals.

26	Visit our website at pgim.com/investments

PGIM QMA US Broad Market Index Fund

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA US Broad Market Index Fund’s Class R6 shares returned 10.71% in the 12-month reporting period that ended July 31, 2020, outperforming the 10.40% return of the S&P 1500 Composite Index (the Index).

What were the market conditions?

•

While US equities reached record highs in February 2020, the gains soon came to a screeching halt as the COVID-19 pandemic that originated in China spread to the US, pushing global economies into recession. This resulted in a very volatile and negative first quarter of 2020 for equities across the globe.

•	Aided by unprecedented fiscal and monetary stimulus, US equities overall performed quite well since the first quarter of 2020 through the end of the reporting period.

•	Equities received an additional boost from positive news surrounding COVID-19 vaccine and treatment developments.

What worked?

•	The Fund’s performance closely tracked the Index’s performance over the reporting period.

•	The Fund held all stocks included in the Index in approximately the same proportions.

Did the Fund hold derivatives?

•

The Fund held S&P 500, S&P 400, and Russell 2000 E-Mini stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the reporting period.

PGIM Day One Underlying Funds	27

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2020. The example is for illustrative purposes only; you should consult the Funds’ Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the tables below provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small-Cap Core Equity Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$1,024.70	0.95%	$4.78
	Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77

28	Visit our website at pgim.com/investments

PGIM Core Conservative Bond Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$1,051.70	0.50%	$2.55
	Hypothetical	$1,000.00	$1,022.38	0.50%	$2.51

PGIM TIPS Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$1,057.40	0.40%	$2.05
	Hypothetical	$1,000.00	$1,022.87	0.40%	$2.01

PGIM QMA Commodity Strategies Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$927.70	0.87%	$4.17
	Hypothetical	$1,000.00	$1,020.54	0.87%	$4.37

PGIM QMA Mid-Cap Core Equity Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$875.70	0.85%	$3.96
	Hypothetical	$1,000.00	$1,020.64	0.85%	$4.27

PGIM QMA US Broad Market Index Fund		Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class R6	Actual	$1,000.00	$1,018.60	0.20%	$1.00
	Hypothetical	$1,000.00	$1,023.87	0.20%	$1.01

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended July 31, 2020, and divided by 366 days in the Fund’s fiscal year ended July 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Day One Underlying Funds	29

Glossary

The following abbreviations are used in the Funds’ descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

BABs—Build America Bonds

ETF—Exchange-Traded Fund

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

31

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS

Aerospace & Defense 0.8%
Curtiss-Wright Corp.	948	$84,486
Kaman Corp.	2,189	86,443

		170,929

Banks 7.7%
Ameris Bancorp	7,339	169,347
Atlantic Union Bankshares Corp.	1,971	44,486
BankUnited, Inc.	9,494	191,209
Brookline Bancorp, Inc.	6,478	62,156
Byline Bancorp, Inc.	7,148	92,638
East West Bancorp, Inc.	5,817	201,617
Enterprise Financial Services Corp.	2,850	82,821
First Bancorp/Southern Pines NC	6,116	126,357
First Foundation, Inc.	8,148	125,235
Pinnacle Financial Partners, Inc.	5,770	228,607
Renasant Corp.	4,443	103,211
Seacoast Banking Corp. of Florida*	3,138	59,246
Wintrust Financial Corp.	3,607	154,380

		1,641,310

Biotechnology 7.1%
Agios Pharmaceuticals, Inc.*	1,705	77,271
Amicus Therapeutics, Inc.*	13,358	193,023
Apellis Pharmaceuticals, Inc.*	3,061	79,249
Constellation Pharmaceuticals, Inc.*	2,805	75,427
Emergent BioSolutions, Inc.*	2,185	243,059
Immunomedics, Inc.*	5,399	228,000
Ligand Pharmaceuticals, Inc.*	630	73,823
Madrigal Pharmaceuticals, Inc.*	500	51,305
Mirati Therapeutics, Inc.*	1,012	122,766
Natera, Inc.*	5,279	253,498
Turning Point Therapeutics, Inc.*	1,049	62,132
Twist Bioscience Corp.*	1,096	61,420

		1,520,973

See Notes to Financial Statements.

32

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products 1.2%
JELD-WEN Holding, Inc.*	3,568	$69,933
Trex Co., Inc.*	1,412	196,734

		266,667

Capital Markets 3.6%
Assetmark Financial Holdings, Inc.*	3,703	103,129
Brightsphere Investment Group, Inc.	16,597	223,064
Focus Financial Partners, Inc. (Class A Stock)*	2,246	82,990
Hamilton Lane, Inc. (Class A Stock)	906	65,449
Houlihan Lokey, Inc.	3,449	189,005
Moelis & Co. (Class A Stock)	3,495	104,116

		767,753

Chemicals 1.0%
Avient Corp.	9,159	218,900

Commercial Services & Supplies 1.1%
Harsco Corp.*	10,412	166,176
Healthcare Services Group, Inc.	2,754	72,127

		238,303

Construction & Engineering 2.6%
Construction Partners, Inc. (Class A Stock)*	3,589	59,398
Great Lakes Dredge & Dock Corp.*	21,672	181,178
WillScot Mobile Mini Holdings Corp.*	20,813	313,444

		554,020

Construction Materials 1.2%
Summit Materials, Inc. (Class A Stock)*	17,954	264,283

Diversified Telecommunication Services 2.8%
Bandwidth, Inc. (Class A Stock)*	4,167	603,298

Electric Utilities 0.7%
PNM Resources, Inc.	3,318	140,119

Electrical Equipment 0.2%
Thermon Group Holdings, Inc.*	2,491	33,753

See Notes to Financial Statements.

PGIM Day One Underlying Funds	33

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 1.7%
Littelfuse, Inc.	1,096	$194,704
nLight, Inc.*	7,380	170,995

		365,699

Equity Real Estate Investment Trusts (REITs) 5.6%
Columbia Property Trust, Inc.	2,204	26,360
Cousins Properties, Inc.	6,537	200,817
Independence Realty Trust, Inc.	17,410	200,215
National Storage Affiliates Trust	6,501	200,361
Physicians Realty Trust	5,645	101,836
QTS Realty Trust, Inc. (Class A Stock)	5,374	386,659
Retail Opportunity Investments Corp.	8,807	95,732

		1,211,980

Food & Staples Retailing 2.8%
BJ’s Wholesale Club Holdings, Inc.*	4,985	199,649
Performance Food Group Co.*	9,744	273,027
Sprouts Farmers Market, Inc.*	4,937	130,238

		602,914

Food Products 3.3%
Adecoagro SA (Brazil)*	15,385	64,309
Darling Ingredients, Inc.*	11,948	333,708
Freshpet, Inc.*	2,309	221,779
Vital Farms, Inc.*	2,688	94,779

		714,575

Health Care Equipment & Supplies 3.6%
Glaukos Corp.*	1,067	46,628
Integra LifeSciences Holdings Corp.*	2,055	98,126
Nevro Corp.*	1,566	208,215
Silk Road Medical, Inc.*	4,408	204,796
Tandem Diabetes Care, Inc.*	2,089	218,217

		775,982

Health Care Providers & Services 1.6%
Acadia Healthcare Co., Inc.*	5,780	172,302

See Notes to Financial Statements.

34

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Guardant Health, Inc.*	803	$68,399
HealthEquity, Inc.*	2,198	113,329

		354,030

Health Care Technology 4.1%
Accolade, Inc.*	583	18,913
Inspire Medical Systems, Inc.*	1,829	181,729
Livongo Health, Inc.*	3,772	479,987
Phreesia, Inc.*	6,487	194,999

		875,628

Hotels, Restaurants & Leisure 4.3%
Jack in the Box, Inc.	3,751	307,994
Penn National Gaming, Inc.*	6,980	236,273
Wingstop, Inc.	2,355	367,969

		912,236

Independent Power & Renewable Electricity Producers 1.8%
NextEra Energy Partners LP	6,066	377,305

Insurance 2.5%
Axis Capital Holdings Ltd.	2,706	108,565
Goosehead Insurance, Inc. (Class A Stock)*(a)	3,511	362,792
Lemonade, Inc.*	935	54,398
ProSight Global, Inc.*	2,442	19,194

		544,949

IT Services 2.2%
Evo Payments, Inc. (Class A Stock)*	6,799	154,269
LiveRamp Holdings, Inc.*	3,768	171,708
Shift4 Payments, Inc. (Class A Stock)*	3,564	136,501

		462,478

Leisure Products 1.0%
Brunswick Corp.	3,136	210,049

See Notes to Financial Statements.

PGIM Day One Underlying Funds	35

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.5%
Berkeley Lights, Inc.*	333	$19,970
NeoGenomics, Inc.*	3,323	127,039
Syneos Health, Inc.*	2,690	167,829

		314,838

Machinery 3.8%
Enerpac Tool Group Corp.	6,558	123,946
Kennametal, Inc.	4,670	125,903
Mayville Engineering Co., Inc.*	6,833	51,862
Mueller Water Products, Inc. (Class A Stock)	8,976	90,837
Rexnord Corp.	9,873	286,021
Trinity Industries, Inc.	7,403	144,581

		823,150

Media 0.7%
Cardlytics, Inc.*	2,135	141,807

Metals & Mining 0.5%
Sandstorm Gold Ltd. (Canada)*	11,265	108,369

Oil, Gas & Consumable Fuels 0.6%
WPX Energy, Inc.*	22,791	136,062

Pharmaceuticals 3.3%
GW Pharmaceuticals PLC (United Kingdom), ADR*	686	87,554
Horizon Therapeutics PLC*	2,927	179,103
Intersect ENT, Inc.*	5,027	86,414
Prestige Consumer Healthcare, Inc.*	4,213	156,682
Revance Therapeutics, Inc.*	8,088	189,906

		699,659

Professional Services 1.0%
Huron Consulting Group, Inc.*	3,236	154,422
Korn Ferry	2,231	62,691

		217,113

See Notes to Financial Statements.

36

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 2.5%
Saia, Inc.*	3,538	$422,614
TFI International, Inc. (Canada)	2,541	110,254

		532,868

Semiconductors & Semiconductor Equipment 6.3%
Brooks Automation, Inc.	4,627	251,940
Inphi Corp.*	3,619	472,859
Lattice Semiconductor Corp.*	5,916	183,928
MaxLinear, Inc.*	8,781	222,598
Tower Semiconductor Ltd. (Israel)*	10,485	225,428

		1,356,753

Software 8.9%
Appfolio, Inc. (Class A Stock)*	828	115,274
Blackline, Inc.*	1,445	128,475
CyberArk Software Ltd.*	1,570	185,009
Everbridge, Inc.*	1,746	249,329
Globant SA (Argentina)*	804	139,044
PagerDuty, Inc.*	3,287	100,188
Pluralsight, Inc. (Class A Stock)*	3,067	64,928
Proofpoint, Inc.*	1,441	166,680
Q2 Holdings, Inc.*	3,888	365,666
Varonis Systems, Inc.*	3,359	363,948
Vertex, Inc. (Class A Stock)*	1,735	40,877

		1,919,418

Specialty Retail 3.9%
Boot Barn Holdings, Inc.*	2,697	52,214
Five Below, Inc.*	2,199	239,493
Monro, Inc.	1,921	108,152
National Vision Holdings, Inc.*	7,688	245,939
Vroom, Inc.*	3,067	181,536

		827,334

Textiles, Apparel & Luxury Goods 0.8%
Kontoor Brands, Inc.	9,412	180,334

See Notes to Financial Statements.

PGIM Day One Underlying Funds	37

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.2%
WSFS Financial Corp.	1,311	$37,403

Trading Companies & Distributors 0.3%
Rush Enterprises, Inc. (Class A Stock)	1,343	63,900

TOTAL LONG-TERM INVESTMENTS (cost $17,170,284)		21,187,141

SHORT-TERM INVESTMENTS 4.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	675,577	675,577
PGIM Institutional Money Market Fund (cost $265,096; includes $265,003 of cash collateral for securities on loan)(b)(w)	265,561	265,534

TOTAL SHORT-TERM INVESTMENTS (cost $940,673)		941,111

TOTAL INVESTMENTS 103.2% (cost $18,110,957)		22,128,252
Liabilities in excess of other assets (3.2)%		(689,403)

NET ASSETS 100.0%		$21,438,849

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $320,323; cash collateral of $265,003 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

38

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$170,929	$—	$—
Banks	1,641,310	—	—
Biotechnology	1,520,973	—	—
Building Products	266,667	—	—
Capital Markets	767,753	—	—
Chemicals	218,900	—	—
Commercial Services & Supplies	238,303	—	—
Construction & Engineering	554,020	—	—
Construction Materials	264,283	—	—
Diversified Telecommunication Services	603,298	—	—
Electric Utilities	140,119	—	—
Electrical Equipment	33,753	—	—
Electronic Equipment, Instruments & Components	365,699	—	—
Equity Real Estate Investment Trusts (REITs)	1,211,980	—	—
Food & Staples Retailing	602,914	—	—
Food Products	714,575	—	—
Health Care Equipment & Supplies	775,982	—	—
Health Care Providers & Services	354,030	—	—
Health Care Technology	875,628	—	—
Hotels, Restaurants & Leisure	912,236	—	—
Independent Power & Renewable Electricity Producers	377,305	—	—
Insurance	544,949	—	—
IT Services	462,478	—	—
Leisure Products	210,049	—	—
Life Sciences Tools & Services	314,838	—	—
Machinery	823,150	—	—
Media	141,807	—	—
Metals & Mining	108,369	—	—
Oil, Gas & Consumable Fuels	136,062	—	—
Pharmaceuticals	699,659	—	—
Professional Services	217,113	—	—
Road & Rail	532,868	—	—
Semiconductors & Semiconductor Equipment	1,356,753	—	—
Software	1,919,418	—	—
Specialty Retail	827,334	—	—
Textiles, Apparel & Luxury Goods	180,334	—	—
Thrifts & Mortgage Finance	37,403	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds	39

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Trading Companies & Distributors	$63,900	$—	$—
Affiliated Mutual Funds	941,111	—	—

Total	$22,128,252	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Software	8.9%
Banks	7.7
Biotechnology	7.1
Semiconductors & Semiconductor Equipment	6.3
Equity Real Estate Investment Trusts (REITs)	5.6
Affiliated Mutual Funds (1.2% represents investments purchased with collateral from securities on loan)	4.4
Hotels, Restaurants & Leisure	4.3
Health Care Technology	4.1
Specialty Retail	3.9
Machinery	3.8
Health Care Equipment & Supplies	3.6
Capital Markets	3.6
Food Products	3.3
Pharmaceuticals	3.3
Diversified Telecommunication Services	2.8
Food & Staples Retailing	2.8
Construction & Engineering	2.6
Insurance	2.5
Road & Rail	2.5
IT Services	2.2
Independent Power & Renewable Electricity Producers	1.8

Electronic Equipment, Instruments & Components	1.7%
Health Care Providers & Services	1.6
Life Sciences Tools & Services	1.5
Building Products	1.2
Construction Materials	1.2
Commercial Services & Supplies	1.1
Chemicals	1.0
Professional Services	1.0
Leisure Products	1.0
Textiles, Apparel & Luxury Goods	0.8
Aerospace & Defense	0.8
Media	0.7
Electric Utilities	0.7
Oil, Gas & Consumable Fuels	0.6
Metals & Mining	0.5
Trading Companies & Distributors	0.3
Thrifts & Mortgage Finance	0.2
Electrical Equipment	0.2

103.2
Liabilities in excess of other assets	(3.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

40

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$320,323	$(265,003)	$55,320

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	41

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2020

Assets
Investments at value, including securities on loan of $320,323:
Unaffiliated investments (cost $17,170,284)	$21,187,141
Affiliated investments (cost $940,673)	941,111
Receivable for investments sold	140,008
Receivable for Fund shares sold	16,166
Dividends receivable	7,633
Due from Manager	722

Total Assets	22,292,781

Liabilities
Payable for investments purchased	353,954
Payable to broker for collateral for securities on loan	265,003
Payable for Fund shares reacquired	175,628
Accrued expenses and other liabilities	58,379
Trustees’ fees payable	900
Affiliated transfer agent fee payable	68

Total Liabilities	853,932

Net Assets	$21,438,849

Net assets were comprised of:
Shares of beneficial interest, at par	$1,718
Paid-in capital in excess of par	18,038,717
Total distributable earnings (loss)	3,398,414

Net assets, July 31, 2020	$21,438,849

Class R6
Net asset value, offering price and redemption price per share, ($21,438,849 ÷ 1,718,077 shares of beneficial interest issued and outstanding)	$12.48

See Notes to Financial Statements.

42

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $121 foreign withholding tax)	$148,052
Affiliated dividend income	10,983
Income from securities lending, net (including affiliated income of $2,173)	5,228

Total income	164,263

Expenses
Management fee	133,734
Custodian and accounting fees	58,349
Audit fee	24,482
Legal fees and expenses	18,531
Trustees’ fees	10,890
Shareholders’ reports	8,708
Transfer agent’s fees and expenses (including affiliated expense of $453)	553
SEC registration fees	329
Registration fees	285
Miscellaneous	15,740

Total expenses	271,601
Less: Fee waiver and/or expense reimbursement	(102,177)

Net expenses	169,424

Net investment income (loss)	(5,161)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(361))	(351,664)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $433)	1,646,389

Net gain (loss) on investment transactions	1,294,725

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,289,564

See Notes to Financial Statements.

PGIM Day One Underlying Funds	43

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,161)	$11,700
Net realized gain (loss) on investment transactions	(351,664)	19,881
Net change in unrealized appreciation (depreciation) on investments	1,646,389	(421,266)

Net increase (decrease) in net assets resulting from operations	1,289,564	(389,685)

Dividends and Distributions
Distributions from distributable earnings
Class R6	—	(902,583)

Tax return of capital distributions
Class R6	—	(7,281)

Fund share transactions
Net proceeds from shares sold	6,847,970	2,868,025
Net asset value of shares issued in reinvestment of dividends and distributions	—	909,864
Cost of shares reacquired	(4,069,959)	(1,265,404)

Net increase (decrease) in net assets from Fund share transactions	2,778,011	2,512,485

Total increase (decrease)	4,067,575	1,212,936

Net Assets:
Beginning of year	17,371,274	16,158,338

End of year	$21,438,849	$17,371,274

See Notes to Financial Statements.

44

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.3%

ASSET-BACKED SECURITIES 0.4%

Credit Cards
Chase Issuance Trust,
Series 2012-A07, Class A7	2.160%	09/15/24	100	$103,906
Citibank Credit Card Issuance Trust,
Series 2018-A03, Class A3	3.290	05/23/25	100	108,338

TOTAL ASSET-BACKED SECURITIES (cost $199,042)				212,244

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.0%
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661	08/15/52	100	108,434
Benchmark Mortgage Trust,
Series 2018-B03, Class A3	3.746	04/10/51	30	33,167
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	90	100,433
CD Mortgage Trust,
Series 2017-CD06, Class A3	3.104	11/13/50	40	42,836
Citigroup Commercial Mortgage Trust,
Series 2016-P06, Class A4	3.458	12/10/49	125	138,999
Series 2017-P08, Class A3	3.203	09/15/50	75	81,764
Commercial Mortgage Trust,
Series 2015-CR26, Class A4	3.630	10/10/48	55	60,949
Series 2015-PC01, Class A4	3.620	07/10/50	200	214,807
Series 2016-DC02, Class A5	3.765	02/10/49	25	28,066
CSAIL Commercial Mortgage Trust,
Series 2016-C07, Class A4	3.210	11/15/49	45	48,427
Fannie Mae-Aces,
Series 2016-M11, Class A2	2.369(cc)	07/25/26	75	81,000
Series 2017-M01, Class A2	2.416(cc)	10/25/26	40	43,295
FHLMC Multifamily Structured Pass-Through Certificates,
Series K064, Class A2	3.224	03/25/27	100	114,371
Series K069, Class AM	3.248(cc)	09/25/27	50	57,181
Series K070, Class AM	3.364	12/25/27	25	29,013
Series K076, Class A2	3.900	04/25/28	90	108,487
Series K076, Class AM	3.900	04/25/28	50	60,009
Series K077, Class AM	3.850(cc)	05/25/28	10	12,032
Series K083, Class AM	4.030(cc)	10/25/28	25	30,420
GS Mortgage Securities Trust,
Series 2020-GC47, Class A4	2.125	05/12/53	100	104,526

See Notes to Financial Statements.

PGIM Day One Underlying Funds	45

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763%	03/10/52	125	$143,336
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	20	21,227
Series 2016-JP04, Class A3	3.393	12/15/49	125	139,556
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3	3.077	03/15/48	67	70,700
Series 2016-C32, Class A3	3.459	12/15/49	125	138,927
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	125	137,944
UBS Commercial Mortgage Trust,
Series 2018-C09, Class ASB	4.090	03/15/51	60	68,253
Series 2018-C11, Class A3	4.312	06/15/51	75	84,323
Series 2018-C13, Class A3	4.069	10/15/51	200	231,465
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	125	138,571
Series 2017-C39, Class A3	2.878	09/15/50	100	105,813
Series 2020-C55, Class A4	2.474	02/15/53	125	135,146

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,635,183)				2,913,477

CORPORATE BONDS 27.8%

Aerospace & Defense 0.8%
Boeing Co. (The),
Sr. Unsec’d. Notes	2.250	06/15/26	35	33,850
Sr. Unsec’d. Notes	3.100	05/01/26	10	10,020
Sr. Unsec’d. Notes	3.600	05/01/34	30	28,949
Sr. Unsec’d. Notes	3.900	05/01/49	10	9,137
Sr. Unsec’d. Notes	5.805	05/01/50	20	23,461
General Dynamics Corp.,
Gtd. Notes	3.500	05/15/25	115	129,894
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	2.900	03/01/25	35	38,497
Sr. Unsec’d. Notes	3.800	03/01/45	15	19,521
Northrop Grumman Corp.,
Sr. Unsec’d. Notes	4.750	06/01/43	25	34,260

See Notes to Financial Statements.

46

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125%	11/16/28	30	$36,019
Sr. Unsec’d. Notes, 144A	3.500	03/15/27	75	85,458

				449,066

Agriculture 0.4%
Altria Group, Inc.,
Gtd. Notes	2.850	08/09/22	65	67,899
Gtd. Notes	4.800	02/14/29	25	30,123
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.215	09/06/26	25	27,236
Gtd. Notes	3.222	08/15/24	20	21,594
Gtd. Notes	3.557	08/15/27	20	21,971
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	1.125	05/01/23	10	10,176
Sr. Unsec’d. Notes	2.625	03/06/23	50	52,884

				231,883

Airlines 0.2%
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.150	10/11/25	23	21,535
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.400	04/19/21	20	19,935
Sr. Unsec’d. Notes	3.625	03/15/22	20	19,744
Southwest Airlines Co.,
Sr. Unsec’d. Notes	2.625	02/10/30	20	18,184
Sr. Unsec’d. Notes	5.125	06/15/27	30	31,478

				110,876

Auto Manufacturers 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes	6.375	02/01/29	10	10,421
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.664	09/08/24	10	10,075
Sr. Unsec’d. Notes	3.810	01/09/24	10	10,081
Sr. Unsec’d. Notes	4.134	08/04/25	45	46,097

See Notes to Financial Statements.

PGIM Day One Underlying Funds	47

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Co.,
Sr. Unsec’d. Notes	6.250%	10/02/43	5	$5,936
General Motors Financial Co., Inc.,
Gtd. Notes	4.000	01/15/25	50	53,436

				136,046

Banks 5.9%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	35	39,824
Sr. Unsec’d. Notes, MTN	3.970(ff)	03/05/29	255	296,810
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	75	98,003
Sub. Notes, MTN	4.000	01/22/25	20	22,336
Sub. Notes, Series L, MTN	3.950	04/21/25	45	50,442
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.650	03/16/25	200	220,102
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.572(ff)	06/03/31	70	74,387
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	35	37,423
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	50	54,723
Sr. Unsec’d. Notes	3.400	05/01/26	45	50,383
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	25	28,171
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	165	187,443
Sr. Unsec’d. Notes	4.650	07/30/45	50	68,508
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	4.550	04/17/26	200	233,406
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series D	5.000	02/14/22	50	52,457
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.691(ff)	06/05/28	200	227,787
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	55	63,502
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.000	03/30/22	100	105,656
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	50	53,923
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	5	5,466
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	185	210,511
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	117,441
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	50	60,570

See Notes to Financial Statements.

48

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sub. Notes	3.875%	09/10/24	120	$134,130
KeyBank NA,
Sub. Notes	3.900	04/13/29	50	57,355
Morgan Stanley,
Sr. Unsec’d. Notes	4.375	01/22/47	55	77,133
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	100	115,969
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	25	28,712
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	55	66,747
Sub. Notes, GMTN	4.350	09/08/26	30	35,079
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	4.269(ff)	03/22/25	30	32,991
PNC Financial Services Group, Inc. (The),
Sub. Notes	3.900	04/29/24	50	55,576
Truist Bank,
Sr. Unsec’d. Notes	2.750	05/01/23	20	21,121
Truist Financial Corp.,
Sr. Unsec’d. Notes	2.700	01/27/22	20	20,645
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000	10/23/26	55	60,360
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	70	74,303
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	150	163,026
Sr. Unsec’d. Notes, MTN	3.000	02/19/25	90	97,876

				3,400,297

Beverages 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	3.650	02/01/26	80	90,892
Gtd. Notes	4.700	02/01/36	20	24,571
Gtd. Notes	4.900	02/01/46	60	76,929
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	3.300	02/01/23	4	4,255
Constellation Brands, Inc.,
Gtd. Notes	3.700	12/06/26	20	22,971
Gtd. Notes	4.400	11/15/25	10	11,756

See Notes to Financial Statements.

PGIM Day One Underlying Funds	49

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)
PepsiCo, Inc.,
Sr. Unsec’d. Notes	2.750%	03/05/22	75	$78,057
Sr. Unsec’d. Notes	3.600	03/01/24	10	11,042

				320,473

Biotechnology 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes	2.600	08/19/26	180	197,886
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	3.650	03/01/26	15	17,281
Sr. Unsec’d. Notes	4.400	12/01/21	20	20,885

				236,052

Building Materials 0.1%
Johnson Controls International PLC,
Sr. Unsec’d. Notes	4.950	07/02/64	4	5,138
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes, Series CB	2.500	03/15/30	10	10,495
Owens Corning,
Sr. Unsec’d. Notes	4.300	07/15/47	15	16,279
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.500	06/15/47	30	36,244

				68,156

Chemicals 0.9%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625	05/15/26	55	61,355
Sr. Unsec’d. Notes	4.625	10/01/44	20	24,259
Sr. Unsec’d. Notes	5.550	11/30/48	10	13,778
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.493	11/15/25	65	75,821
Eastman Chemical Co.,
Sr. Unsec’d. Notes	4.650	10/15/44	45	56,277
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49	20	25,599
LYB International Finance II BV,
Gtd. Notes	3.500	03/02/27	85	95,284

See Notes to Financial Statements.

50

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	5.750%	04/15/24	15	$17,441
Sr. Unsec’d. Notes	6.000	11/15/21	30	31,662
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	3.500	06/01/23	50	53,420
Sr. Unsec’d. Notes	5.250	01/15/45	35	45,874
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.500	06/01/47	10	13,363

				514,133

Commercial Services 0.3%
California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	17,766
Cintas Corp. No. 2,
Gtd. Notes	3.700	04/01/27	20	23,058
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/01/24	30	32,016
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	10	10,720
IHS Markit Ltd.,
Sr. Unsec’d. Notes	4.125	08/01/23	5	5,476
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	10,599
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	5	6,119
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	15,799
University of Southern California,
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	13,122
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	49,112

				183,787

Computers 0.7%
Apple, Inc.,
Sr. Unsec’d. Notes	3.250	02/23/26	155	175,702
Sr. Unsec’d. Notes	3.850	08/04/46	50	65,039

See Notes to Financial Statements.

PGIM Day One Underlying Funds	51

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)
International Business Machines Corp.,
Sr. Unsec’d. Notes	3.625%	02/12/24	160	$176,978

				417,719

Diversified Financial Services 0.5%
Capital One Bank USA NA,
Sub. Notes	3.375	02/15/23	20	21,148
Discover Financial Services,
Sr. Unsec’d. Notes	4.100	02/09/27	20	22,156
Mastercard, Inc.,
Sr. Unsec’d. Notes	3.375	04/01/24	20	22,149
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.648	01/16/25	200	210,009
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	25	27,632
Visa, Inc.,
Sr. Unsec’d. Notes	2.700	04/15/40	5	5,701

				308,795

Electric 2.9%
AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	20	20,814
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	15	18,620
Ameren Illinois Co.,
First Mortgage	3.250	03/15/50	15	18,045
First Mortgage	4.500	03/15/49	15	21,487
Sr. Sec’d. Notes	4.150	03/15/46	15	20,014
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series X	3.300	06/01/27	10	11,089
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	3.950	03/01/48	25	32,904
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.950	03/01/30	25	27,572
Commonwealth Edison Co.,
First Mortgage	4.350	11/15/45	15	20,483
First Mortgage	4.600	08/15/43	35	48,232
First Mortgage, Series 122	2.950	08/15/27	30	33,786

See Notes to Financial Statements.

52

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Commonwealth Edison Co., (cont’d.)
First Mortgage, Series 123	3.750%	08/15/47	5	$6,386
First Mortgage, Series 127	3.200	11/15/49	5	5,929
Dominion Energy South Carolina, Inc.,
First Mortgage	5.100	06/01/65	15	24,052
First Mortgage	5.450	02/01/41	20	28,933
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	20	25,377
DTE Energy Co.,
Sr. Unsec’d. Notes	3.800	03/15/27	50	56,354
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	5	6,727
First Ref. Mortgage	4.000	09/30/42	40	51,808
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	75	82,686
Duke Energy Indiana LLC,
First Mortgage, Series YYY	3.250	10/01/49	40	47,971
Emera US Finance LP (Canada),
Gtd. Notes	4.750	06/15/46	15	19,498
Entergy Louisiana LLC,
Collateral Trust	4.200	04/01/50	10	13,893
Evergy Kansas Central, Inc.,
First Mortgage	4.125	03/01/42	15	18,878
Exelon Corp.,
Sr. Unsec’d. Notes	5.625	06/15/35	5	6,861
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	5.600	06/15/42	5	6,080
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C	4.850	07/15/47	15	18,556
Florida Power & Light Co.,
First Mortgage	3.950	03/01/48	45	61,396
First Mortgage	5.250	02/01/41	25	37,134
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	7,666
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B	2.650	09/15/29	45	48,989
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	10	12,791
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series K	4.550	03/15/46	20	27,213

See Notes to Financial Statements.

PGIM Day One Underlying Funds	53

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Louisville Gas & Electric Co.,
First Mortgage	5.125%	11/15/40	5	$6,614
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.250	06/01/30	10	10,771
Gtd. Notes	3.150	04/01/24	25	27,198
Northern States Power Co.,
First Mortgage	3.600	09/15/47	15	19,074
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000	06/01/49	20	25,876
Pacific Gas & Electric Co.,
First Mortgage	4.500	07/01/40	15	17,236
PacifiCorp,
First Mortgage	3.300	03/15/51	40	48,625
First Mortgage	5.250	06/15/35	45	64,518
PECO Energy Co.,
First Mortgage	2.800	06/15/50	15	17,149
First Mortgage	3.900	03/01/48	40	53,048
PPL Capital Funding, Inc.,
Gtd. Notes	4.700	06/01/43	35	43,760
PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	15	19,558
First Mortgage	4.150	10/01/45	20	26,348
First Mortgage	6.250	05/15/39	10	15,340
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	5	6,333
First Mortgage, MTN	3.650	09/01/28	35	41,488
First Mortgage, MTN	3.850	05/01/49	10	13,303
First Ref. Mortgage, MTN	3.950	05/01/42	10	13,000
Puget Energy, Inc.,
Sr. Sec’d. Notes	3.650	05/15/25	20	21,349
Sr. Sec’d. Notes, 144A	4.100	06/15/30	35	39,266
San Diego Gas & Electric Co.,
First Mortgage, Series RRR	3.750	06/01/47	5	6,208
First Mortgage, Series UUU	3.320	04/15/50	25	29,957
Sempra Energy,
Sr. Unsec’d. Notes	4.000	02/01/48	25	30,483
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	25	29,655
First Ref. Mortgage	4.650	10/01/43	40	50,830

See Notes to Financial Statements.

54

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	6.000%	05/15/37	20	$30,008
Sr. Unsec’d. Notes, Series B	6.000	01/15/36	10	14,628
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	3.500	12/01/49	35	42,547

				1,652,394

Electronics 0.1%
FLIR Systems, Inc.,
Sr. Unsec’d. Notes	2.500	08/01/30	5	5,155
Honeywell International, Inc.,
Sr. Unsec’d. Notes	1.350	06/01/25	25	25,859

				31,014

Environmental Control 0.0%
Waste Connections, Inc.,
Sr. Unsec’d. Notes	3.050	04/01/50	5	5,550

Foods 0.4%
General Mills, Inc.,
Sr. Unsec’d. Notes	2.875	04/15/30	35	39,232
Hormel Foods Corp.,
Sr. Unsec’d. Notes	1.800	06/11/30	85	89,199
Kroger Co. (The),
Sr. Unsec’d. Notes	2.650	10/15/26	15	16,576
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	25	27,729
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	4.000	03/01/26	60	69,255

				241,991

Forest Products & Paper 0.2%
International Paper Co.,
Sr. Unsec’d. Notes	3.000	02/15/27	100	110,377

See Notes to Financial Statements.

PGIM Day One Underlying Funds	55

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375%	09/15/49	35	$42,390
NiSource, Inc.,
Sr. Unsec’d. Notes	4.800	02/15/44	25	33,409
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43	25	30,403
Southwest Gas Corp.,
Sr. Unsec’d. Notes	2.200	06/15/30	10	10,748

				116,950

Healthcare-Products 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes	3.750	11/30/26	9	10,575
Sr. Unsec’d. Notes	4.900	11/30/46	40	60,569
Covidien International Finance SA,
Gtd. Notes	2.950	06/15/23	75	79,833
Stryker Corp.,
Sr. Unsec’d. Notes	3.375	05/15/24	10	10,952
Sr. Unsec’d. Notes	3.375	11/01/25	10	11,285
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	4.133	03/25/25	10	11,512
Sr. Unsec’d. Notes	4.150	02/01/24	10	11,145

				195,871

Healthcare-Services 1.4%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49	15	17,320
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22	50	52,125
Anthem, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	90	103,600
Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	16,355
Sr. Unsec’d. Notes, Series B	3.106	11/15/39	5	5,623
Unsec’d. Notes	4.847	11/15/53	30	46,287
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020	3.831	11/15/50	5	6,424

See Notes to Financial Statements.

56

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Children’s Health System of Texas,
Unsec’d. Notes	2.511%	08/15/50	10	$10,298
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	15	19,369
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	20	20,935
Hackensack Meridian Health, Inc.,
Sr. Unsec’d. Notes	4.500	07/01/57	5	6,524
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	20	26,693
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	4.700	02/01/45	25	33,193
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	42,390
Unsec’d. Notes, Series 2020	2.955	01/01/50	5	5,589
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	10	11,335
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	50	65,095
NYU Langone Hospitals,
Sec’d. Notes	4.368	07/01/47	15	18,036
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	10	10,805
Unsec’d. Notes, Series H	2.746	10/01/26	50	54,634
Stanford Health Care,
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	18,831
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	55	66,458
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.750	07/15/25	90	103,427
Sr. Unsec’d. Notes	3.875	08/15/59	5	6,617
Sr. Unsec’d. Notes	4.250	06/15/48	25	34,072

				802,035

Insurance 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes	4.500	07/16/44	100	123,419
Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	45	51,904

See Notes to Financial Statements.

PGIM Day One Underlying Funds	57

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	3.125%	03/15/26	50	$56,428
Chubb Corp. (The),
Gtd. Notes	6.000	05/11/37	30	46,077
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	28,520
Sr. Unsec’d. Notes	3.950	05/15/24	35	38,579
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	5	5,492
Sr. Unsec’d. Notes	4.350	03/01/48	5	5,992
Loews Corp.,
Sr. Unsec’d. Notes	3.200	05/15/30	15	16,886
Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50	30	36,543
Sr. Unsec’d. Notes	4.300	11/01/47	15	18,364

				428,204

Internet 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes	2.800	08/22/24	15	16,371

Iron/Steel 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.400	06/15/25	10	10,500

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.600	04/15/24	5	5,099
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	45	44,513

				49,612

Machinery-Diversified 0.3%
John Deere Capital Corp.,
Sr. Unsec’d. Notes	2.800	01/27/23	10	10,602
Sr. Unsec’d. Notes, MTN	2.650	06/24/24	10	10,809
Sr. Unsec’d. Notes, MTN	2.800	03/06/23	30	31,867
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	55	58,105

See Notes to Financial Statements.

58

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)
Westinghouse Air Brake Technologies Corp., (cont’d.)
Gtd. Notes	4.950%	09/15/28	10	$11,477
Xylem, Inc.,
Sr. Unsec’d. Notes	3.250	11/01/26	35	39,330

				162,190

Media 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	30	31,683
Sr. Sec’d. Notes	4.800	03/01/50	15	18,122
Sr. Sec’d. Notes	5.375	04/01/38	45	56,680
Sr. Sec’d. Notes	6.484	10/23/45	50	70,545
Comcast Corp.,
Gtd. Notes	3.000	02/01/24	10	10,835
Gtd. Notes	3.450	02/01/50	30	36,225
Gtd. Notes	3.750	04/01/40	10	12,472
Gtd. Notes	4.150	10/15/28	50	61,094
Gtd. Notes	4.600	08/15/45	55	76,016
Gtd. Notes	4.650	07/15/42	10	13,606
Gtd. Notes	4.700	10/15/48	30	42,961
Discovery Communications LLC,
Gtd. Notes	5.000	09/20/37	55	67,139
Gtd. Notes	5.300	05/15/49	25	32,101
TWDC Enterprises 18 Corp.,
Gtd. Notes	2.750	08/16/21	50	51,215
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	3.875	04/01/24	20	21,852
Sr. Unsec’d. Notes	5.850	09/01/43	10	12,728
Walt Disney Co. (The),
Gtd. Notes	5.400	10/01/43	60	85,363
Gtd. Notes	7.300	04/30/28	95	131,658

				832,295

Mining 0.1%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	5	7,476

See Notes to Financial Statements.

PGIM Day One Underlying Funds	59

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes	5.950%	10/15/39	20	$28,955
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	20	21,092
Gtd. Notes	2.800	10/01/29	10	11,029

				68,552

Miscellaneous Manufacturing 0.2%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN	3.150	09/07/22	95	99,431
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	15	16,874

				116,305

Oil & Gas 1.1%
BP Capital Markets America, Inc.,
Gtd. Notes	3.245	05/06/22	60	62,881
Chevron Corp.,
Sr. Unsec’d. Notes	3.078	05/11/50	20	23,164
Concho Resources, Inc.,
Gtd. Notes	3.750	10/01/27	40	43,776
Gtd. Notes	4.300	08/15/28	70	79,326
Gtd. Notes	4.875	10/01/47	5	6,010
ConocoPhillips Co.,
Gtd. Notes	4.950	03/15/26	30	36,434
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	20	20,044
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.375	06/26/26	30	33,152
Sr. Unsec’d. Notes	5.875	09/18/23	70	77,178
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35	25	29,980
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	24,804
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	4.114	03/01/46	20	25,575
Noble Energy, Inc.,
Sr. Unsec’d. Notes	6.000	03/01/41	20	28,711

See Notes to Financial Statements.

60

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Ovintiv, Inc.,
Gtd. Notes	6.500%	08/15/34	20	$18,603
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.500	03/13/27	45	42,934
Total Capital International SA (France),
Gtd. Notes	2.829	01/10/30	25	28,102
Valero Energy Corp.,
Sr. Unsec’d. Notes	4.000	04/01/29	20	22,807

				603,481

Oil & Gas Services 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes	4.750	08/01/43	25	26,130

Pharmaceuticals 2.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.700	05/14/45	45	59,079
Sr. Unsec’d. Notes, 144A	3.850	06/15/24	5	5,533
Sr. Unsec’d. Notes, 144A	4.250	11/21/49	135	172,642
Sr. Unsec’d. Notes, 144A	4.550	03/15/35	40	50,961
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	32	35,595
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.250	10/26/49	70	99,780
Cigna Corp.,
Gtd. Notes	4.500	02/25/26	120	141,547
Gtd. Notes	4.900	12/15/48	15	21,107
Sr. Unsec’d. Notes	3.400	03/15/50	15	17,226
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	55	65,169
Sr. Unsec’d. Notes	4.780	03/25/38	35	44,967
Sr. Unsec’d. Notes	5.050	03/25/48	35	48,189
Sr. Unsec’d. Notes	5.125	07/20/45	40	54,357
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes	2.850	05/08/22	45	46,958
Johnson & Johnson,
Sr. Unsec’d. Notes	3.625	03/03/37	45	56,993
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.400	09/15/22	100	104,002

See Notes to Financial Statements.

PGIM Day One Underlying Funds	61

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Merck & Co., Inc., (cont’d.)
Sr. Unsec’d. Notes	3.400%	03/07/29	15	$17,718
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	70	92,074
Novartis Capital Corp. (Switzerland),
Gtd. Notes	4.000	11/20/45	45	60,760
Pfizer, Inc.,
Sr. Unsec’d. Notes	2.550	05/28/40	35	38,824
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26	45	50,566
Upjohn, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	10	11,431
Gtd. Notes, 144A	4.000	06/22/50	15	17,215
Wyeth LLC,
Gtd. Notes	6.450	02/01/24	50	60,196

				1,372,889

Pipelines 1.3%
Energy Transfer Operating LP,
Gtd. Notes	4.750	01/15/26	50	54,173
Gtd. Notes	4.900	03/15/35	30	30,324
Gtd. Notes	5.300	04/15/47	15	14,762
Gtd. Notes	6.250	04/15/49	5	5,386
Gtd. Notes	6.625	10/15/36	10	10,745
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	20	19,883
Gtd. Notes	4.850	03/15/44	95	114,903
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	5	4,918
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.950	03/01/50	40	44,247
Sr. Unsec’d. Notes	4.200	10/03/47	10	11,214
MPLX LP,
Sr. Unsec’d. Notes	4.125	03/01/27	10	10,919
Sr. Unsec’d. Notes	4.500	07/15/23	20	21,609
Sr. Unsec’d. Notes	4.500	04/15/38	20	21,302
Sr. Unsec’d. Notes	4.700	04/15/48	55	59,489
Sr. Unsec’d. Notes	4.800	02/15/29	40	45,946

See Notes to Financial Statements.

62

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
ONEOK Partners LP,
Gtd. Notes	3.375%	10/01/22	35	$36,300
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	90	84,925
Gtd. Notes	4.450	09/01/49	25	22,579
Gtd. Notes	4.950	07/13/47	10	9,742
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	3.750	03/01/28	10	10,584
Sr. Unsec’d. Notes	4.900	10/01/46	25	28,214
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	25	24,630
Sr. Unsec’d. Notes	3.800	09/15/30	5	5,002
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes, 144A	3.250	05/15/30	35	38,261
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	30	32,872
Sr. Unsec’d. Notes	4.850	03/01/48	5	5,945

				768,874

Real Estate Investment Trusts (REITs) 0.3%
Boston Properties LP,
Sr. Unsec’d. Notes	3.850	02/01/23	20	21,438
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/30	20	21,624
Realty Income Corp.,
Sr. Unsec’d. Notes	3.000	01/15/27	10	10,935
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	20	20,299
Sr. Unsec’d. Notes	3.375	10/01/24	70	76,002
Sr. Unsec’d. Notes	3.500	09/01/25	5	5,509
Sr. Unsec’d. Notes	3.750	02/01/24	10	10,832
Ventas Realty LP,
Gtd. Notes	3.850	04/01/27	15	16,058
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	10	10,616

				193,313

See Notes to Financial Statements.

PGIM Day One Underlying Funds	63

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.5%
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.750%	04/18/29	30	$34,951
Costco Wholesale Corp.,
Sr. Unsec’d. Notes	1.600	04/20/30	15	15,542
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.200	05/15/28	30	35,707
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.750	02/15/24	125	138,698
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.100	05/03/27	20	22,590
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.700	01/30/26	10	11,454
Sr. Unsec’d. Notes, MTN	4.700	12/09/35	25	32,757

				291,699

Semiconductors 0.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.125	01/15/25	20	21,456

Software 1.1%
Fidelity National Information Services, Inc.,
Gtd. Notes	3.875	06/05/24	10	11,106
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.750	07/01/24	5	5,397
Sr. Unsec’d. Notes	3.850	06/01/25	30	34,282
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	25	25,605
Microsoft Corp.,
Sr. Unsec’d. Notes	2.400	08/08/26	80	88,029
Sr. Unsec’d. Notes	2.525	06/01/50	23	25,447
Sr. Unsec’d. Notes	2.875	02/06/24	85	91,985
Sr. Unsec’d. Notes	3.700	08/08/46	60	78,173
Sr. Unsec’d. Notes	4.100	02/06/37	7	9,370
Oracle Corp.,
Sr. Unsec’d. Notes	2.650	07/15/26	130	143,275
Sr. Unsec’d. Notes	2.950	05/15/25	85	93,738

				606,407

See Notes to Financial Statements.

64

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.500%	06/01/41	85	$92,695
Sr. Unsec’d. Notes	3.800	02/15/27	15	17,147
Sr. Unsec’d. Notes	4.100	02/15/28	45	52,754
Sr. Unsec’d. Notes	4.500	03/09/48	95	116,082
Sr. Unsec’d. Notes	4.750	05/15/46	100	123,945
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	9.625	12/15/30	25	41,467
Cisco Systems, Inc.,
Sr. Unsec’d. Notes	2.900	03/04/21	60	60,919
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.016	12/03/29	50	61,145
Sr. Unsec’d. Notes	4.500	08/10/33	10	13,087
Sr. Unsec’d. Notes	4.522	09/15/48	123	170,635
Sr. Unsec’d. Notes	4.862	08/21/46	5	7,149

				757,025

Transportation 0.4%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.750	04/01/24	75	83,037
CSX Corp.,
Sr. Unsec’d. Notes	3.800	03/01/28	40	47,397
Sr. Unsec’d. Notes	3.800	04/15/50	15	18,972
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	20	22,533
Sr. Unsec’d. Notes	3.250	02/05/50	40	47,236
Sr. Unsec’d. Notes	3.600	09/15/37	10	11,789
Sr. Unsec’d. Notes	3.750	02/05/70	5	6,098

				237,062

Water 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.450	05/01/50	5	6,195

TOTAL CORPORATE BONDS
(cost $14,496,077)				16,102,025

See Notes to Financial Statements.

PGIM Day One Underlying Funds	65

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 1.3%

Arizona 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839%	01/01/41	20	$28,559

California 0.6%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	85	153,126
Taxable, Revenue Bonds	2.574	04/01/31	40	43,390
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs	5.716	07/01/39	20	31,035
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	65	117,745

				345,296

Illinois 0.1%
Chicago O’Hare International Airport,
Taxable, Revenue Bonds, Series C	4.472	01/01/49	20	26,406
State of Illinois,
General Obligation Unlimited, Taxable, Pension	5.100	06/01/33	55	57,745

				84,151

Maryland 0.1%
Maryland State Transportation Authority,
Revenue Bonds, BABs	5.888	07/01/43	40	59,566

Michigan 0.1%
Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	17,005
University of Michigan,
Revenue Bonds, Series B	2.437	04/01/40	25	26,787

				43,792

New Jersey 0.2%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	55	96,926

See Notes to Financial Statements.

66

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York 0.1%
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs	5.882%	06/15/44	20	$33,299

Ohio 0.1%
JobsOhio Beverage System,
Taxable, Revenue Bonds, Series A	2.833	01/01/38	5	5,463
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.048	12/01/56	12	17,115
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	25	40,245
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	10	14,544

				77,367

Texas 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	15	16,546

TOTAL MUNICIPAL BONDS
(cost $652,160)				785,502

SOVEREIGN BONDS 1.4%
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	7.625	03/29/41	16	28,069
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	219,848
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	66	75,143
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	3.160	01/23/30	200	223,832
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	7.750	01/14/31	100	155,728
Province of Quebec (Canada),
Debentures, Series NN	7.125	02/09/24	40	49,020
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55	10	13,899
Sr. Unsec’d. Notes	5.100	06/18/50	30	41,962

TOTAL SOVEREIGN BONDS
(cost $748,881)				807,501

See Notes to Financial Statements.

PGIM Day One Underlying Funds	67

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS 25.6%
Federal Home Loan Bank	3.250%	11/16/28	70	$83,980
Federal Home Loan Mortgage Corp.	0.375	05/05/23	105	105,434
Federal Home Loan Mortgage Corp.	2.000	01/01/32	60	62,742
Federal Home Loan Mortgage Corp.	2.500	07/01/31	144	153,152
Federal Home Loan Mortgage Corp.	3.000	02/01/32	43	45,953
Federal Home Loan Mortgage Corp.	3.000	02/01/32	43	46,454
Federal Home Loan Mortgage Corp.	3.000	01/01/37	20	21,136
Federal Home Loan Mortgage Corp.	3.000	12/01/37	33	34,723
Federal Home Loan Mortgage Corp.	3.000	12/01/42	153	164,151
Federal Home Loan Mortgage Corp.	3.000	11/01/46	63	67,241
Federal Home Loan Mortgage Corp.	3.000	01/01/47	163	172,761
Federal Home Loan Mortgage Corp.	3.000	03/01/47	245	259,721
Federal Home Loan Mortgage Corp.	3.500	11/01/37	35	36,832
Federal Home Loan Mortgage Corp.	3.500	06/01/42	52	55,846
Federal Home Loan Mortgage Corp.	3.500	04/01/46	81	87,073
Federal Home Loan Mortgage Corp.	3.500	11/01/47	105	111,390
Federal Home Loan Mortgage Corp.	3.500	11/01/47	157	166,486
Federal Home Loan Mortgage Corp.	4.000	10/01/45	67	72,456
Federal Home Loan Mortgage Corp.	4.000	05/01/46	138	149,505
Federal Home Loan Mortgage Corp.	4.000	03/01/47	109	116,543
Federal Home Loan Mortgage Corp.	4.000	01/01/48	178	190,166
Federal Home Loan Mortgage Corp.	4.500	07/01/47	145	156,254
Federal Home Loan Mortgage Corp.	4.500	12/01/48	49	53,108
Federal Home Loan Mortgage Corp.	6.250	07/15/32	30	47,449
Federal National Mortgage Assoc.	0.500	06/17/25	50	50,239
Federal National Mortgage Assoc.	0.625	04/22/25	45	45,476
Federal National Mortgage Assoc.	1.625	10/15/24	45	47,421
Federal National Mortgage Assoc.	2.000	TBA	500	517,051
Federal National Mortgage Assoc.	2.000	10/01/34	173	179,952
Federal National Mortgage Assoc.	2.500	TBA	750	786,679
Federal National Mortgage Assoc.	2.500	02/05/24	95	102,383
Federal National Mortgage Assoc.	2.500	01/01/32	133	142,128
Federal National Mortgage Assoc.	2.500	09/01/46	68	71,856
Federal National Mortgage Assoc.	2.500	11/01/49	288	302,041
Federal National Mortgage Assoc.	3.000	TBA	1,000	1,055,588
Federal National Mortgage Assoc.	3.000	11/01/28	77	81,401
Federal National Mortgage Assoc.	3.000	01/01/30	167	175,477
Federal National Mortgage Assoc.	3.000	12/01/36	64	67,574
Federal National Mortgage Assoc.	3.000	10/01/42	25	27,594
Federal National Mortgage Assoc.	3.000	02/01/43	335	360,834
Federal National Mortgage Assoc.	3.000	04/01/43	102	110,037
Federal National Mortgage Assoc.	3.000	01/01/47	372	394,639

See Notes to Financial Statements.

68

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	08/01/31	54	$57,453
Federal National Mortgage Assoc.	3.500	10/01/32	34	36,034
Federal National Mortgage Assoc.	3.500	06/01/33	58	60,399
Federal National Mortgage Assoc.	3.500	01/01/42	159	171,717
Federal National Mortgage Assoc.	3.500	03/01/42	139	150,242
Federal National Mortgage Assoc.	3.500	11/01/42	92	99,639
Federal National Mortgage Assoc.	3.500	08/01/43	117	126,993
Federal National Mortgage Assoc.	3.500	03/01/45	244	259,803
Federal National Mortgage Assoc.	3.500	01/01/46	55	59,182
Federal National Mortgage Assoc.	3.500	12/01/46	427	455,322
Federal National Mortgage Assoc.	3.500	01/01/47	116	122,931
Federal National Mortgage Assoc.	3.500	09/01/47	179	194,117
Federal National Mortgage Assoc.	4.000	01/01/41	233	255,709
Federal National Mortgage Assoc.	4.000	04/01/41	134	147,832
Federal National Mortgage Assoc.	4.000	02/01/47	279	297,616
Federal National Mortgage Assoc.	4.000	04/01/48	414	440,261
Federal National Mortgage Assoc.	4.500	03/01/41	132	146,502
Federal National Mortgage Assoc.	4.500	02/01/44	124	138,301
Federal National Mortgage Assoc.	4.500	01/01/45	128	142,478
Federal National Mortgage Assoc.	4.500	08/01/48	51	55,181
Federal National Mortgage Assoc.	4.500	02/01/49	46	49,512
Federal National Mortgage Assoc.	5.000	11/01/35	145	166,573
Federal National Mortgage Assoc.	5.000	06/01/40	37	42,166
Federal National Mortgage Assoc.	5.000	03/01/42	69	78,598
Federal National Mortgage Assoc.	6.625	11/15/30	15	23,322
Government National Mortgage Assoc.	2.500	TBA	500	526,915
Government National Mortgage Assoc.	2.500	03/20/43	14	14,849
Government National Mortgage Assoc.	2.500	12/20/46	32	34,486
Government National Mortgage Assoc.	3.000	01/20/43	138	147,365
Government National Mortgage Assoc.	3.000	04/20/45	75	80,184
Government National Mortgage Assoc.	3.000	07/20/46	139	147,762
Government National Mortgage Assoc.	3.000	09/20/46	141	149,274
Government National Mortgage Assoc.	3.000	11/20/46	98	103,692
Government National Mortgage Assoc.	3.000	03/20/49	198	209,222
Government National Mortgage Assoc.	3.500	12/20/42	272	294,760
Government National Mortgage Assoc.	3.500	01/20/44	86	91,891
Government National Mortgage Assoc.	3.500	04/20/45	54	57,185
Government National Mortgage Assoc.	3.500	07/20/46	248	264,552
Government National Mortgage Assoc.	3.500	08/20/46	370	395,486
Government National Mortgage Assoc.	3.500	09/20/46	56	60,105
Government National Mortgage Assoc.	3.500	06/20/47	160	170,364
Government National Mortgage Assoc.	3.500	07/20/47	180	191,195

See Notes to Financial Statements.

PGIM Day One Underlying Funds	69

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.500%	11/20/47	120	$127,769
Government National Mortgage Assoc.	4.000	12/20/45	147	158,472
Government National Mortgage Assoc.	4.000	10/20/46	9	9,550
Government National Mortgage Assoc.	4.000	03/20/47	90	97,197
Government National Mortgage Assoc.	4.000	07/20/47	119	128,462
Government National Mortgage Assoc.	4.000	09/20/47	301	323,530
Government National Mortgage Assoc.	4.500	04/20/41	26	28,310
Government National Mortgage Assoc.	4.500	03/20/44	65	71,413
Government National Mortgage Assoc.	4.500	12/20/44	60	66,594
Government National Mortgage Assoc.	4.500	11/20/46	37	40,647
Government National Mortgage Assoc.	4.500	01/20/47	12	12,801
Government National Mortgage Assoc.	5.000	04/20/45	42	47,492
Government National Mortgage Assoc.	5.500	12/15/33	17	19,306
Tennessee Valley Authority, Sr. Unsec’d. Notes	0.750	05/15/25	25	25,373

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $14,215,794)				14,853,012

U.S. TREASURY OBLIGATIONS 35.8%
U.S. Treasury Bonds	2.000	02/15/50	40	48,044
U.S. Treasury Bonds	2.875	08/15/45	110	151,027
U.S. Treasury Bonds	3.000	11/15/44	90	125,466
U.S. Treasury Bonds	3.125	02/15/43	875	1,231,699
U.S. Treasury Bonds	3.625	08/15/43	1,265	1,916,673
U.S. Treasury Bonds	3.750	11/15/43	560	864,500
U.S. Treasury Bonds	6.250	08/15/23	130	153,979
U.S. Treasury Notes	0.125	06/30/22	325	325,051
U.S. Treasury Notes	0.125	07/15/23	115	115,009
U.S. Treasury Notes	0.250	06/30/25	115	115,207
U.S. Treasury Notes	0.250	07/31/25	150	150,246
U.S. Treasury Notes	0.375	04/30/25	660	665,311
U.S. Treasury Notes	0.500	03/15/23	1,959	1,978,590
U.S. Treasury Notes	0.500	06/30/27	35	35,262
U.S. Treasury Notes	0.625	05/15/30	70	70,569
U.S. Treasury Notes	1.125	02/28/22	595	604,436
U.S. Treasury Notes	1.375	02/15/23	535	552,011
U.S. Treasury Notes	1.625	11/15/22	665	687,859
U.S. Treasury Notes	1.625	04/30/23	990	1,030,760
U.S. Treasury Notes	1.750	09/30/22	215	222,559
U.S. Treasury Notes	1.875	04/30/22	1,625	1,674,448
U.S. Treasury Notes	2.000	10/31/22	660	687,792
U.S. Treasury Notes	2.000	02/15/25	470	508,187

See Notes to Financial Statements.

70

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.000%	08/15/25	825	$898,154
U.S. Treasury Notes	2.125	06/30/22	630	654,019
U.S. Treasury Notes	2.125	07/31/24	1,880	2,026,287
U.S. Treasury Notes	2.875	11/15/21	1,025	1,061,075
U.S. Treasury Notes	2.875	05/15/28	1,470	1,744,247
U.S. Treasury Strips Coupon	1.225(s)	02/15/41	15	11,838
U.S. Treasury Strips Coupon	1.371(s)	05/15/42	55	42,367
U.S. Treasury Strips Coupon	1.394(s)	11/15/41	20	15,589
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	15	11,510
U.S. Treasury Strips Coupon	1.463(s)	11/15/42	35	26,700
U.S. Treasury Strips Coupon	1.920(s)	02/15/29	60	56,977
U.S. Treasury Strips Coupon	2.045(s)	11/15/36	45	38,317
U.S. Treasury Strips Coupon	2.222(s)	05/15/39	115	93,797
U.S. Treasury Strips Coupon	2.271(s)	08/15/39	185	150,088

TOTAL U.S. TREASURY OBLIGATIONS
(cost $19,357,343)				20,745,650

TOTAL LONG-TERM INVESTMENTS
(cost $52,304,480)				56,419,411

			Shares

SHORT-TERM INVESTMENT 8.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $5,017,604)(w)			5,017,604	5,017,604

TOTAL INVESTMENTS 106.0%
(cost $57,322,084)				61,437,015
Liabilities in excess of other assets (6.0)%				(3,474,439)

NET ASSETS 100.0%				$57,962,576

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	71

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Credit Cards.	$—	$212,244	$—
Commercial Mortgage-Backed Securities	—	2,913,477	—
Corporate Bonds	—	16,102,025	—
Municipal Bonds	—	785,502	—
Sovereign Bonds	—	807,501	—
U.S. Government Agency Obligations	—	14,853,012	—
U.S. Treasury Obligations	—	20,745,650	—
Affiliated Mutual Fund	5,017,604	—	—

Total	$5,017,604	$56,419,411	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	35.8%
U.S. Government Agency Obligations	25.6
Affiliated Mutual Fund	8.7
Banks	5.9
Commercial Mortgage-Backed Securities	5.0
Electric	2.9
Pharmaceuticals	2.4
Media	1.4
Sovereign Bonds	1.4
Healthcare-Services	1.4
Municipal Bonds	1.3

Pipelines	1.3%
Telecommunications	1.3
Software	1.1
Oil & Gas	1.1
Chemicals	0.9
Aerospace & Defense	0.8
Insurance	0.7
Computers	0.7
Beverages	0.6
Diversified Financial Services	0.5
Retail	0.5

See Notes to Financial Statements.

72

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2020

Industry Classification (continued):

Foods	0.4%
Transportation	0.4
Biotechnology	0.4
Agriculture	0.4
Credit Cards	0.4
Healthcare-Products	0.3
Real Estate Investment Trusts (REITs)	0.3
Commercial Services	0.3
Machinery-Diversified	0.3
Auto Manufacturers	0.2
Gas	0.2
Miscellaneous Manufacturing	0.2
Airlines	0.2
Forest Products & Paper	0.2
Mining	0.1
Building Materials	0.1

Lodging	0.1%
Electronics	0.1
Oil & Gas Services	0.1
Semiconductors	0.0	*
Internet	0.0	*
Iron/Steel	0.0	*
Water	0.0	*
Environmental Control	0.0	*

	106.0
Liabilities in excess of other assets	(6.0)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Day One Underlying Funds	73

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $52,304,480)	$56,419,411
Affiliated investments (cost $5,017,604)	5,017,604
Receivable for investments sold	4,696,858
Dividends and interest receivable	312,936
Receivable for Fund shares sold	190,465
Prepaid expenses and other assets	97

Total Assets	66,637,371

Liabilities
Payable for investments purchased	8,485,509
Accrued expenses and other liabilities	100,486
Payable for Fund shares reacquired	68,807
Management fee payable	12,647
Dividends payable	6,381
Trustees’ fees payable	910
Affiliated transfer agent fee payable	55

Total Liabilities	8,674,795

Net Assets	$57,962,576

Net assets were comprised of:
Shares of beneficial interest, at par	$5,362
Paid-in capital in excess of par	53,673,689
Total distributable earnings (loss)	4,283,525

Net assets, July 31, 2020	$57,962,576

Class R6
Net asset value, offering price and redemption price per share, ($57,962,576 ÷ 5,362,279 shares of beneficial interest issued and outstanding)	$10.81

See Notes to Financial Statements.

74

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Interest income	$1,267,941
Affiliated dividend income	23,815
Affiliated income from securities lending, net	4

Total income	1,291,760

Expenses
Management fee	135,519
Custodian and accounting fees	83,864
Audit fee	56,106
Legal fees and expenses	20,864
Shareholders’ reports	12,840
Trustees’ fees	11,150
SEC registration fees	655
Transfer agent’s fees and expenses (including affiliated expense of $369)	446
Registration fees	250
Miscellaneous	14,689

Total expenses	336,383
Less: Fee waiver and/or expense reimbursement	(85,240)

Net expenses	251,143

Net investment income (loss)	1,040,617

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	895,916
Net change in unrealized appreciation (depreciation) on investments	2,688,469

Net gain (loss) on investment transactions	3,584,385

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,625,002

See Notes to Financial Statements.

PGIM Day One Underlying Funds	75

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,040,617	$1,090,153
Net realized gain (loss) on investment transactions	895,916	8,601
Net change in unrealized appreciation (depreciation) on investments	2,688,469	2,207,157

Net increase (decrease) in net assets resulting from operations	4,625,002	3,305,911

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,252,954)	(1,203,449)

Fund share transactions
Net proceeds from shares sold	20,298,716	10,866,757
Net asset value of shares issued in reinvestment of dividends and distributions	1,246,574	1,203,448
Cost of shares reacquired	(13,859,437)	(5,859,806)

Net increase (decrease) in net assets from Fund share transactions	7,685,853	6,210,399

Total increase (decrease)	11,057,901	8,312,861

Net Assets:
Beginning of year	46,904,675	38,591,814

End of year	$57,962,576	$46,904,675

See Notes to Financial Statements.

76

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.6%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/21	806	$811,195
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/22	476	484,002
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/22	543	553,279
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/23	6,898	7,112,939
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	10/15/24	1,999	2,121,118
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	07/15/26	21	23,174
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/30	1,804	2,001,476
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	5,992	6,391,192
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	07/15/29	5	5,617
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	2,754	3,029,510
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	07/15/27	424	471,492
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	2,089	2,341,287
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	04/15/23	1,486	1,557,186
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/24	2,038	2,167,112
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	3,707	4,081,835
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	786	985,868
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	386	492,569
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	425	554,245
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	5,696	6,645,377
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	1,545	2,113,640
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	633	877,226
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	1,102	1,564,376
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	25	36,611
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/21	298	301,291
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	658	1,021,818
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	316	498,048
U.S. Treasury Inflation Indexed Bonds, TIPS	3.375	04/15/32	188	286,807

TOTAL LONG-TERM INVESTMENTS
(cost $45,164,713)				48,530,290

See Notes to Financial Statements.

PGIM Day One Underlying Funds	77

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $776,742)(w)	776,742	$776,742

TOTAL INVESTMENTS 101.2%
(cost $45,941,455)		49,307,032
Liabilities in excess of other assets (1.2)%		(571,467)

NET ASSETS 100.0%		$48,735,565

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
U.S. Treasury Obligations	$—	$48,530,290	$—
Affiliated Mutual Fund	776,742	—	—

Total	$776,742	$48,530,290	$—

See Notes to Financial Statements.

78

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2020

Sector Allocations:

The sector allocations of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	99.6%
Affiliated Mutual Fund	1.6

101.2
Liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements.

PGIM Day One Underlying Funds	79

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $45,164,713)	$48,530,290
Affiliated investments (cost $776,742)	776,742
Receivable for investments sold	1,221,832
Receivable for Fund shares sold	205,246
Interest receivable	41,747
Prepaid expenses and other assets	14

Total Assets	50,775,871

Liabilities
Payable for investments purchased	1,875,274
Payable for Fund shares reacquired	102,932
Accrued expenses and other liabilities	60,372
Trustees’ fees payable	904
Management fee payable	776
Affiliated transfer agent fee payable	48

Total Liabilities	2,040,306

Net Assets	$48,735,565

Net assets were comprised of:
Shares of beneficial interest, at par	$4,566
Paid-in capital in excess of par	45,241,007
Total distributable earnings (loss)	3,489,992

Net assets, July 31, 2020	$48,735,565

Class R6
Net asset value, offering price and redemption price per share, ($48,735,565 ÷ 4,566,413 shares of beneficial interest issued and outstanding)	$10.67

See Notes to Financial Statements.

80

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Interest income	$200,091
Affiliated dividend income	3,140

Total income	203,231

Expenses
Management fee	89,241
Custodian and accounting fees	53,053
Audit fee	32,643
Legal fees and expenses	20,328
Trustees’ fees	11,010
Shareholders’ reports	5,360
Transfer agent’s fees and expenses (including affiliated expense of $344)	432
SEC registration fees	300
Registration fees	249
Miscellaneous	14,657

Total expenses	227,273
Less: Fee waiver and/or expense reimbursement	(71,099)

Net expenses	156,174

Net investment income (loss)	47,057

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on investment transactions	1,120,200

Net change in unrealized appreciation (depreciation) on:
Investments	2,502,437
Foreign currencies	(546)

2,501,891

Net gain (loss) on investment and foreign currency transactions	3,622,091

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,669,148

See Notes to Financial Statements.

PGIM Day One Underlying Funds	81

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,057	$659,127
Net realized gain (loss) on investment transactions	1,120,200	(60,741)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,501,891	1,221,106

Net increase (decrease) in net assets resulting from operations	3,669,148	1,819,492

Dividends and Distributions
Distributions from distributable earnings
Class R6	(550,849)	(827,770)

Fund share transactions
Net proceeds from shares sold	34,833,583	19,881,418
Net asset value of shares issued in reinvestment of dividends and distributions	550,849	827,771
Cost of shares reacquired	(25,704,948)	(9,455,747)

Net increase (decrease) in net assets from Fund share transactions	9,679,484	11,253,442

Total increase (decrease)	12,797,783	12,245,164

Net Assets:
Beginning of year	35,937,782	23,692,618

End of year	$48,735,565	$35,937,782

See Notes to Financial Statements.

82

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2020

Description			Shares	Value
SHORT-TERM INVESTMENTS 98.4%

UNAFFILIATED FUND 25.8%
Dreyfus Treasury Securities Cash Management(bb) (cost $9,937,055)			9,937,055	$9,937,055

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) 72.6%
U.S. Treasury Bills	0.036%	09/17/20	11,400	11,398,735
U.S. Treasury Bills	0.131	03/25/21	9,000	8,993,931
U.S. Treasury Bills	0.151	09/17/20	3,600	3,599,601
U.S. Treasury Bills	0.172(bb)(k)	03/25/21	4,000	3,997,303

TOTAL U.S. TREASURY OBLIGATIONS (cost $27,986,556)				27,989,570

TOTAL INVESTMENTS 98.4% (cost $37,923,611)				37,926,625
Other assets in excess of liabilities(z) 1.6%				626,092

NET ASSETS 100.0%				$38,552,717

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2020(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
43	Brent Crude	Nov. 2020	$1,885,550	$34,570
7	Coffee ’C’	Sep. 2020	312,244	53,605
43	Copper	Sep. 2020	3,083,100	247,345
86	Corn	Sep. 2020	1,358,800	(106,793)
13	Cotton No. 2	Dec. 2020	407,290	17,289

See Notes to Financial Statements.

PGIM Day One Underlying Funds	83

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2020

Commodity Futures contracts outstanding at July 31, 2020(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
28	Gasoline RBOB	Sep. 2020	$1,377,214	$(39,735)
32	Gold 100 OZ	Dec. 2020	6,354,880	498,003
26	Hard Red Winter Wheat	Sep. 2020	575,250	(33,188)
23	Lean Hogs	Oct. 2020	456,550	(3,808)
38	Live Cattle	Oct. 2020	1,639,700	60,838
15	LME Nickel	Sep. 2020	1,238,715	74,403
53	LME PRI Aluminum	Sep. 2020	2,248,194	98,621
33	LME Zinc	Sep. 2020	1,909,875	236,541
17	Low Sulphur Gas Oil	Sep. 2020	624,750	21,969
127	Natural Gas	Sep. 2020	2,284,730	(117,854)
30	No. 2 Soft Red Winter Wheat	Sep. 2020	796,875	13,620
4	NY Harbor ULSD	Sep. 2020	205,632	2,714
21	Silver	Sep. 2020	2,542,680	616,313
64	Soybean	Nov. 2020	2,856,000	38,822
46	Soybean Meal	Dec. 2020	1,367,580	(3,463)
84	Soybean Oil	Dec. 2020	1,550,304	88,408
110	Sugar #11 (World)	Oct. 2020	1,557,248	57,579
48	WTI Crude	Sep. 2020	1,932,960	330,603

				2,186,402

Short Position:
13	LME PRI Aluminum	Sep. 2020	551,444	(8,756)

				$2,177,646

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$400,808	$3,997,303

See Notes to Financial Statements.

84

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Unaffiliated Fund	$9,937,055	$—	$—
U.S. Treasury Obligations	—	27,989,570	—

Total	$9,937,055	$27,989,570	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts.	$2,491,243	$—	$—

Liabilities
Commodity Futures Contracts.	$(313,597)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

U.S. Treasury Obligations	72.6%
Unaffiliated Fund	25.8

98.4
Other assets in excess of liabilities	1.6

100.0%

See Notes to Financial Statements.

PGIM Day One Underlying Funds	85

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2020 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$2,491,243	*	Due from/to broker-variation margin futures	$313,597	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(5,607,441)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$2,327,900

See Notes to Financial Statements.

86

PGIM QMA Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2020

For the year ended July 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$28,154,020	$866,614

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	87

PGIM QMA Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2020

Assets
Unaffiliated investments (cost $37,923,611)	$37,926,625
Deposit with broker for centrally cleared/exchange-traded derivatives	400,808
Due from broker—variation margin futures	224,745
Receivable for Fund shares sold	94,707
Dividends and interest receivable	490

Total Assets	38,647,375

Liabilities
Audit fee payable	28,563
Payable for Fund shares reacquired	21,678
Custodian and accounting fees payable	16,463
Management fee payable	12,471
Accrued expenses and other liabilities	9,722
Shareholders’ reports payable	4,784
Trustees’ fees payable	904
Affiliated transfer agent fee payable	73

Total Liabilities	94,658

Net Assets	$38,552,717

Net assets were comprised of:
Shares of beneficial interest, at par	$4,621
Paid-in capital in excess of par	43,316,461
Total distributable earnings (loss)	(4,768,365)

Net assets, July 31, 2020	$38,552,717

Class R6
Net asset value, offering price and redemption price per share, ($38,552,717 ÷ 4,620,654 shares of beneficial interest issued and outstanding)	$8.34

See Notes to Financial Statements.

88

PGIM QMA Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Interest income	$146,590
Unaffiliated dividend income	127,397

Total income	273,987

Expenses
Management fee	130,565
Custodian and accounting fees	48,549
Audit fee	28,563
Legal fees and expenses	23,331
Trustees’ fees	10,920
Shareholders’ reports	6,430
SEC registration fees	2,500
Transfer agent’s fees and expenses (including affiliated expense of $473)	582
Registration fees	250
Miscellaneous	13,171

Total expenses	264,861
Less: Fee waiver and/or expense reimbursement	(38,395)

Net expenses	226,466

Net investment income (loss)	47,521

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(3,601)
Futures transactions	(5,607,441)

(5,611,042)

Net change in unrealized appreciation (depreciation) on:
Investments	921
Futures	2,327,900

2,328,821

Net gain (loss) on investment transactions	(3,282,221)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,234,700)

See Notes to Financial Statements.

PGIM Day One Underlying Funds	89

PGIM QMA Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,
	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,521	$278,497
Net realized gain (loss) on investment transactions	(5,611,042)	(1,398,891)
Net change in unrealized appreciation (depreciation) on investments	2,328,821	(60,806)

Net increase (decrease) in net assets resulting from operations	(3,234,700)	(1,181,200)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(227,598)	(530,351)

Tax return of capital distributions
Class R6	(6,154)	—

Fund share transactions
Net proceeds from shares sold	30,076,283	6,829,897
Net asset value of shares issued in reinvestment of dividends and distributions	233,752	530,351
Cost of shares reacquired	(9,411,703)	(2,712,985)

Net increase (decrease) in net assets from Fund share transactions	20,898,332	4,647,263

Total increase (decrease)	17,429,880	2,935,712

Net Assets:
Beginning of year	21,122,837	18,187,125

End of year	$38,552,717	$21,122,837

See Notes to Financial Statements.

90

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 102.0%

COMMON STOCKS 99.9%

Aerospace & Defense 1.1%
Curtiss-Wright Corp.	1,550	$138,136
Huntington Ingalls Industries, Inc.	580	100,752

		238,888

Auto Components 2.0%
Adient PLC*	7,310	121,638
Gentex Corp.	7,000	188,930
Lear Corp.	1,010	111,484

		422,052

Banks 5.0%
Associated Banc-Corp.	9,370	120,311
CIT Group, Inc.	3,240	61,463
Customers Bancorp, Inc.*	1,300	15,405
FNB Corp.	18,020	133,528
Hancock Whitney Corp.	4,590	87,485
PacWest Bancorp	6,500	118,788
Prosperity Bancshares, Inc.	1,200	66,672
Signature Bank	1,600	164,048
Synovus Financial Corp.	7,000	141,050
Umpqua Holdings Corp.	4,700	50,995
Valley National Bancorp	7,900	59,013
Wintrust Financial Corp.	300	12,840

		1,031,598

Biotechnology 1.7%
Exelixis, Inc.*	8,130	187,722
United Therapeutics Corp.*	1,470	163,861

		351,583

Building Products 0.9%
Owens Corning	390	23,583
Trex Co., Inc.*	540	75,238
UFP Industries, Inc.	1,470	85,584

		184,405

See Notes to Financial Statements.

PGIM Day One Underlying Funds	91

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets 3.6%
Affiliated Managers Group, Inc.	1,480	$101,809
Evercore, Inc. (Class A Stock)	1,000	55,300
Federated Hermes, Inc.	4,600	121,256
Janus Henderson Group PLC (United Kingdom)	6,760	141,217
SEI Investments Co.	3,400	177,922
Stifel Financial Corp.	3,000	145,440

		742,944

Chemicals 3.3%
Avient Corp.	5,230	124,997
Cabot Corp.	1,930	70,406
Minerals Technologies, Inc.	2,100	98,448
NewMarket Corp.	270	101,199
RPM International, Inc.	400	32,636
Scotts Miracle-Gro Co. (The)	760	120,513
Sensient Technologies Corp.	2,500	130,525

		678,724

Commercial Services & Supplies 1.1%
Deluxe Corp.	5,560	156,959
Herman Miller, Inc.	900	21,087
HNI Corp.	510	15,147
Matthews International Corp. (Class A Stock)	800	17,280
Tetra Tech, Inc.	140	12,411

		222,884

Communications Equipment 2.1%
Ciena Corp.*	3,890	231,494
Lumentum Holdings, Inc.*	1,200	111,396
NetScout Systems, Inc.*	4,030	102,604

		445,494

Construction & Engineering 1.9%
AECOM*	4,210	152,360
EMCOR Group, Inc.	2,350	160,975
MasTec, Inc.*	330	13,127

See Notes to Financial Statements.

92

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
Quanta Services, Inc.	200	$7,994
Valmont Industries, Inc.	470	56,964

		391,420

Consumer Finance 0.7%
Navient Corp.	3,360	26,745
SLM Corp.	19,040	128,901

		155,646

Containers & Packaging 0.9%
Greif, Inc. (Class A Stock)	2,060	71,667
Silgan Holdings, Inc.	3,000	114,750

		186,417

Distributors 0.5%
Pool Corp.	310	98,177

Diversified Consumer Services 1.7%
Adtalem Global Education, Inc.*	3,790	130,149
Grand Canyon Education, Inc.*	1,710	151,745
Service Corp. International	600	26,016
Strategic Education, Inc.	440	55,532

		363,442

Electric Utilities 1.2%
NRG Energy, Inc.	2,800	94,668
OGE Energy Corp.	4,860	159,894

		254,562

Electrical Equipment 2.1%
Acuity Brands, Inc.	1,610	159,551
Hubbell, Inc.	1,070	144,418
nVent Electric PLC	7,500	136,200

		440,169

Electronic Equipment, Instruments & Components 2.9%
Arrow Electronics, Inc.*	2,510	179,766

See Notes to Financial Statements.

PGIM Day One Underlying Funds	93

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Belden, Inc.	870	$27,492
Cognex Corp.	500	33,435
Jabil, Inc.	4,950	172,557
National Instruments Corp.	800	28,400
SYNNEX Corp.	1,370	170,894

		612,544

Energy Equipment & Services 0.4%
TechnipFMC PLC (United Kingdom)	10,100	81,103

Entertainment 0.4%
Cinemark Holdings, Inc.	640	7,571
World Wrestling Entertainment, Inc. (Class A Stock)	1,800	83,898

		91,469

Equity Real Estate Investment Trusts (REITs) 8.4%
Brixmor Property Group, Inc.	11,900	136,969
Camden Property Trust	2,000	181,620
CoreCivic, Inc.	12,970	115,563
Corporate Office Properties Trust	2,840	75,203
Cousins Properties, Inc.	1,500	46,080
Douglas Emmett, Inc.	5,740	167,264
Gaming & Leisure Properties, Inc.	2,955	107,000
GEO Group, Inc. (The)	10,900	115,867
Highwoods Properties, Inc.	4,190	160,645
Lamar Advertising Co. (Class A Stock)	1,700	111,741
Life Storage, Inc.	330	32,383
Medical Properties Trust, Inc.	3,440	69,247
Omega Healthcare Investors, Inc.	3,140	101,673
Sabra Health Care REIT, Inc.	5,130	75,616
Service Properties Trust	12,480	83,616
Spirit Realty Capital, Inc.	4,000	137,840
Weingarten Realty Investors	1,830	31,220

		1,749,547

Food & Staples Retailing 1.5%
BJ’s Wholesale Club Holdings, Inc.*	4,100	164,205
Sprouts Farmers Market, Inc.*	5,200	137,176

		301,381

See Notes to Financial Statements.

94

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products 2.2%
Darling Ingredients, Inc.*	5,390	$150,543
Ingredion, Inc.	2,090	180,785
John B. Sanfilippo & Son, Inc.	100	8,817
Pilgrim’s Pride Corp.*	7,200	110,520

		450,665

Gas Utilities 1.6%
National Fuel Gas Co.	2,900	117,653
ONE Gas, Inc.	360	27,252
UGI Corp.	5,820	194,039

		338,944

Health Care Equipment & Supplies 4.3%
Hill-Rom Holdings, Inc.	1,540	149,719
ICU Medical, Inc.*	760	139,635
Masimo Corp.*	880	193,706
Quidel Corp.*	930	262,697
West Pharmaceutical Services, Inc.	590	158,633

		904,390

Health Care Providers & Services 2.4%
Chemed Corp.	270	132,891
Encompass Health Corp.	200	13,616
Molina Healthcare, Inc.*	1,330	245,651
Universal Health Services, Inc. (Class B Stock)	990	108,801

		500,959

Hotels, Restaurants & Leisure 2.6%
Cracker Barrel Old Country Store, Inc.	400	44,188
Darden Restaurants, Inc.	200	15,180
Domino’s Pizza, Inc.	300	115,983
Dunkin’ Brands Group, Inc.	1,500	103,095
Papa John’s International, Inc.	800	75,736
Texas Roadhouse, Inc.	200	11,238
Wyndham Destinations, Inc.	3,190	84,854
Wyndham Hotels & Resorts, Inc.	2,060	90,970

		541,244

See Notes to Financial Statements.

PGIM Day One Underlying Funds	95

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables 0.8%
PulteGroup, Inc.	2,100	$91,560
Taylor Morrison Home Corp.*	2,340	54,873
Tempur Sealy International, Inc.*	200	16,190

		162,623

Independent Power & Renewable Electricity Producers 0.8%
AES Corp. (The)	6,500	98,995
Vistra Corp.	3,100	57,846

		156,841

Insurance 3.9%
Alleghany Corp.	270	141,027
American Financial Group, Inc.	2,670	162,256
Brighthouse Financial, Inc.*	3,100	87,854
CNO Financial Group, Inc.	1,400	21,140
Hanover Insurance Group, Inc. (The)	1,590	161,989
Lincoln National Corp.	300	11,181
Mercury General Corp.	600	25,746
Old Republic International Corp.	9,790	157,325
Reinsurance Group of America, Inc.	440	37,510

		806,028

Internet & Direct Marketing Retail 2.0%
Etsy, Inc.*	2,360	279,377
Stamps.com, Inc.*	500	130,140

		409,517

IT Services 2.6%
CACI International, Inc. (Class A Stock)*	820	170,413
KBR, Inc.	3,310	73,614
MAXIMUS, Inc.	700	51,947
Perspecta, Inc.	6,420	137,388
Science Applications International Corp.	1,430	114,371

		547,733

See Notes to Financial Statements.

96

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products 1.0%
Brunswick Corp.	2,940	$196,921
Smith & Wesson Brands, Inc.*	600	14,334

		211,255

Life Sciences Tools & Services 2.8%
Bio-Techne Corp.	850	233,886
Charles River Laboratories International, Inc.*	750	149,243
PRA Health Sciences, Inc.*	1,890	201,398

		584,527

Machinery 5.0%
AGCO Corp.	2,580	169,325
Allison Transmission Holdings, Inc.	2,800	104,608
Crane Co.	1,980	112,009
Donaldson Co., Inc.	3,800	183,692
Gates Industrial Corp. PLC*	1,490	15,705
Graco, Inc.	310	16,504
ITT, Inc.	1,340	77,358
Lincoln Electric Holdings, Inc.	500	45,195
Nordson Corp.	460	89,070
Oshkosh Corp.	2,310	181,843
Timken Co. (The)	1,200	54,792

		1,050,101

Media 0.6%
AMC Networks, Inc. (Class A Stock)*	700	16,170
Nexstar Media Group, Inc. (Class A Stock)	500	43,825
TEGNA, Inc.	4,900	57,722

		117,717

Metals & Mining 2.7%
Reliance Steel & Aluminum Co.	1,330	130,686
Royal Gold, Inc.	1,620	226,686
Steel Dynamics, Inc.	6,480	177,617
Worthington Industries, Inc.	500	18,710

		553,699

See Notes to Financial Statements.

PGIM Day One Underlying Funds	97

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 0.7%
Annaly Capital Management, Inc.	8,300	$61,503
Ladder Capital Corp.	17	132
Starwood Property Trust, Inc.	5,400	80,730

		142,365

Multiline Retail 0.0%
Ollie’s Bargain Outlet Holdings, Inc.*	80	8,408

Multi-Utilities 0.7%
MDU Resources Group, Inc.	7,360	154,413

Oil, Gas & Consumable Fuels 0.9%
Cimarex Energy Co.	3,600	88,056
World Fuel Services Corp.	4,020	94,591

		182,647

Personal Products 0.8%
Edgewell Personal Care Co.*	1,890	56,492
Nu Skin Enterprises, Inc. (Class A Stock)	2,530	113,471

		169,963

Pharmaceuticals 0.9%
Jazz Pharmaceuticals PLC*	520	56,290
Prestige Consumer Healthcare, Inc.*	3,400	126,446

		182,736

Professional Services 1.3%
ASGN, Inc.*	2,200	150,612
CoreLogic, Inc.	800	54,528
Kforce, Inc.	220	6,345
ManpowerGroup, Inc.	900	61,911

		273,396

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	1,320	130,561

See Notes to Financial Statements.

98

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 1.3%
Landstar System, Inc.	1,050	$127,869
Werner Enterprises, Inc.	3,000	131,955

		259,824

Semiconductors & Semiconductor Equipment 5.2%
Cabot Microelectronics Corp.	370	55,766
Cirrus Logic, Inc.*	2,300	157,619
MKS Instruments, Inc.	280	35,683
Monolithic Power Systems, Inc.	840	222,608
Semtech Corp.*	2,800	156,044
SolarEdge Technologies, Inc.*	370	64,787
Synaptics, Inc.*	2,080	166,442
Teradyne, Inc.	1,690	150,342
Universal Display Corp.	430	75,014

		1,084,305

Software 4.3%
CDK Global, Inc.	3,570	162,292
J2 Global, Inc.*	2,380	134,993
Manhattan Associates, Inc.*	2,110	202,117
PTC, Inc.*	2,530	216,467
Qualys, Inc.*	750	92,610
Teradata Corp.*	3,790	79,590

		888,069

Specialty Retail 2.6%
AutoNation, Inc.*	3,040	156,074
Foot Locker, Inc.	350	10,286
Murphy USA, Inc.*	1,220	161,540
Sally Beauty Holdings, Inc.*	2,600	30,186
Williams-Sonoma, Inc.	2,180	189,922

		548,008

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.*	2,140	39,440

Textiles, Apparel & Luxury Goods 1.0%
Deckers Outdoor Corp.*	960	200,880

See Notes to Financial Statements.

PGIM Day One Underlying Funds	99

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors 0.6%
GMS, Inc.*	870	$20,384
MSC Industrial Direct Co., Inc. (Class A Stock)	1,400	92,414
Univar Solutions, Inc.*	800	14,136

		126,934

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	1,110	21,556

TOTAL COMMON STOCKS (cost $19,635,313)		20,794,197

EXCHANGE-TRADED FUND 2.1%
iShares Core S&P Mid-Cap ETF (cost $417,762)	2,380	442,514

TOTAL LONG-TERM INVESTMENTS (cost $20,053,075)		21,236,711

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $43,980)(w)	43,980	43,980

TOTAL INVESTMENTS 102.2% (cost $20,097,055)		21,280,691
Liabilities in excess of other assets (2.2)%		(466,503)

NET ASSETS 100.0%		$20,814,188

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

100

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$238,888	$—	$—
Auto Components	422,052	—	—
Banks	1,031,598	—	—
Biotechnology	351,583	—	—
Building Products	184,405	—	—
Capital Markets	742,944	—	—
Chemicals	678,724	—	—
Commercial Services & Supplies	222,884	—	—
Communications Equipment	445,494	—	—
Construction & Engineering	391,420	—	—
Consumer Finance	155,646	—	—
Containers & Packaging	186,417	—	—
Distributors	98,177	—	—
Diversified Consumer Services	363,442	—	—
Electric Utilities	254,562	—	—
Electrical Equipment	440,169	—	—
Electronic Equipment, Instruments & Components	612,544	—	—
Energy Equipment & Services	81,103	—	—
Entertainment	91,469	—	—
Equity Real Estate Investment Trusts (REITs)	1,749,547	—	—
Food & Staples Retailing	301,381	—	—
Food Products	450,665	—	—
Gas Utilities	338,944	—	—
Health Care Equipment & Supplies	904,390	—	—
Health Care Providers & Services	500,959	—	—
Hotels, Restaurants & Leisure	541,244	—	—
Household Durables	162,623	—	—
Independent Power & Renewable Electricity Producers	156,841	—	—
Insurance	806,028	—	—
Internet & Direct Marketing Retail	409,517	—	—
IT Services	547,733	—	—
Leisure Products	211,255	—	—
Life Sciences Tools & Services	584,527	—	—
Machinery	1,050,101	—	—
Media	117,717	—	—
Metals & Mining	553,699	—	—
Mortgage Real Estate Investment Trusts (REITs)	142,365	—	—
Multiline Retail	8,408	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds	101

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Multi-Utilities	$154,413	$—	$—
Oil, Gas & Consumable Fuels	182,647	—	—
Personal Products	169,963	—	—
Pharmaceuticals	182,736	—	—
Professional Services	273,396	—	—
Real Estate Management & Development	130,561	—	—
Road & Rail	259,824	—	—
Semiconductors & Semiconductor Equipment	1,084,305	—	—
Software	888,069	—	—
Specialty Retail	548,008	—	—
Technology Hardware, Storage & Peripherals	39,440	—	—
Textiles, Apparel & Luxury Goods	200,880	—	—
Trading Companies & Distributors	126,934	—	—
Wireless Telecommunication Services	21,556	—	—
Exchange-Traded Fund	442,514	—	—
Affiliated Mutual Fund	43,980	—	—

Total	$21,280,691	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Equity Real Estate Investment Trusts (REITs)	8.4%
Semiconductors & Semiconductor Equipment	5.2
Machinery	5.0
Banks	5.0
Health Care Equipment & Supplies	4.3
Software	4.3
Insurance	3.9
Capital Markets	3.6
Chemicals	3.3
Electronic Equipment, Instruments & Components	2.9
Life Sciences Tools & Services	2.8
Metals & Mining	2.7
Specialty Retail	2.6
IT Services	2.6
Hotels, Restaurants & Leisure	2.6
Health Care Providers & Services	2.4
Food Products	2.2
Communications Equipment	2.1

Exchange-Traded Fund	2.1%
Electrical Equipment	2.1
Auto Components	2.0
Internet & Direct Marketing Retail	2.0
Construction & Engineering	1.9
Diversified Consumer Services	1.7
Biotechnology	1.7
Gas Utilities	1.6
Food & Staples Retailing	1.5
Professional Services	1.3
Road & Rail	1.3
Electric Utilities	1.2
Aerospace & Defense	1.1
Commercial Services & Supplies	1.1
Leisure Products	1.0
Textiles, Apparel & Luxury Goods	1.0
Containers & Packaging	0.9
Building Products	0.9

See Notes to Financial Statements.

102

PGIM QMA Mid-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2020

Industry Classification (continued):

Pharmaceuticals	0.9%
Oil, Gas & Consumable Fuels	0.9
Personal Products	0.8
Household Durables	0.8
Independent Power & Renewable Electricity Producers	0.8
Consumer Finance	0.7
Multi-Utilities	0.7
Mortgage Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	0.6
Trading Companies & Distributors	0.6
Media	0.6
Distributors	0.5
Entertainment	0.4

Energy Equipment & Services	0.4%
Affiliated Mutual Fund	0.2
Technology Hardware, Storage & Peripherals	0.2
Wireless Telecommunication Services	0.1
Multiline Retail	0.0 *

102.2
Liabilities in excess of other assets	(2.2)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Day One Underlying Funds	103

PGIM QMA Mid-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $20,053,075)	$21,236,711
Affiliated investments (cost $43,980)	43,980
Receivable for Fund shares sold	47,591
Dividends receivable	9,022
Due from Manager	988

Total Assets	21,338,292

Liabilities
Payable for Fund shares reacquired	467,285
Accrued expenses and other liabilities	55,851
Trustees’ fees payable	900
Affiliated transfer agent fee payable	68

Total Liabilities	524,104

Net Assets	$20,814,188

Net assets were comprised of:
Shares of beneficial interest, at par	$2,141
Paid-in capital in excess of par	21,881,886
Total distributable earnings (loss)	(1,069,839)

Net assets, July 31, 2020	$20,814,188

Class R6
Net asset value, offering price and redemption price per share, ($20,814,188 ÷ 2,141,007 shares of beneficial interest issued and outstanding)	$9.72

See Notes to Financial Statements.

104

PGIM QMA Mid-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $4 foreign withholding tax)	$312,579
Affiliated dividend income	1,978
Affiliated income from securities lending, net	31

Total income	314,588

Expenses
Management fee	84,137
Custodian and accounting fees	56,144
Audit fee	24,482
Legal fees and expenses	18,515
Trustees’ fees	10,890
Shareholders’ reports	10,209
Fund data services	5,713
Transfer agent’s fees and expenses (including affiliated expense of $456)	589
SEC registration fees	542
Registration fees	250
Miscellaneous	10,483

Total expenses	221,954
Less: Fee waiver and/or expense reimbursement	(78,547)

Net expenses	143,407

Net investment income (loss)	171,181

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(5))	(1,792,623)
Net change in unrealized appreciation (depreciation) on investments	353,492

Net gain (loss) on investment transactions	(1,439,131)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,267,950)

See Notes to Financial Statements.

PGIM Day One Underlying Funds	105

PGIM QMA Mid-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,
	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$171,181	$139,006
Net realized gain (loss) on investment transactions	(1,792,623)	(295,271)
Net change in unrealized appreciation (depreciation) on investments	353,492	(115,107)

Net increase (decrease) in net assets resulting from operations	(1,267,950)	(271,372)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(170,308)	(771,564)

Fund share transactions
Net proceeds from shares sold	14,514,549	5,930,832
Net asset value of shares issued in reinvestment of dividends and distributions	170,308	771,564
Cost of shares reacquired	(7,792,793)	(2,480,643)

Net increase (decrease) in net assets from Fund share transactions	6,892,064	4,221,753

Total increase (decrease)	5,453,806	3,178,817

Net Assets:
Beginning of year	15,360,382	12,181,565

End of year	$20,814,188	$15,360,382

See Notes to Financial Statements.

106

PGIM QMA US Broad Market Index Fund

Schedule of Investments

as of July 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 96.2%

COMMON STOCKS 92.5%

Aerospace & Defense 1.5%
AAR Corp.	43	$740
Aerojet Rocketdyne Holdings, Inc.*	130	5,363
AeroVironment, Inc.*	54	4,134
Axon Enterprise, Inc.*	130	10,807
Boeing Co. (The)	1,047	165,426
Cubic Corp.	50	2,100
Curtiss-Wright Corp.	78	6,951
General Dynamics Corp.	453	66,473
Hexcel Corp.	150	5,595
Howmet Aerospace, Inc.	740	10,937
Huntington Ingalls Industries, Inc.	80	13,897
Kaman Corp.	46	1,817
L3Harris Technologies, Inc.	423	71,204
Lockheed Martin Corp.	487	184,558
Mercury Systems, Inc.*	110	8,517
Moog, Inc. (Class A Stock)	58	3,116
National Presto Industries, Inc.	8	683
Northrop Grumman Corp.	303	98,478
Park Aerospace Corp.	23	248
Raytheon Technologies Corp.	2,889	163,749
Teledyne Technologies, Inc.*	74	22,696
Textron, Inc.	450	15,723
TransDigm Group, Inc.	102	44,021
Triumph Group, Inc.	40	271

		907,504

Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.*	70	3,646
C.H. Robinson Worldwide, Inc.	266	24,930
Echo Global Logistics, Inc.*	20	501
Expeditors International of Washington, Inc.	330	27,888
FedEx Corp.	475	79,990
Forward Air Corp.	70	3,639
Hub Group, Inc. (Class A Stock)*	60	3,174
United Parcel Service, Inc. (Class B Stock)	1,390	198,436
XPO Logistics, Inc.*	180	13,504

		355,708

Airlines 0.2%
Alaska Air Group, Inc.	253	8,713

See Notes to Financial Statements.

PGIM Day One Underlying Funds	107

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Airlines (cont’d.)
Allegiant Travel Co.	23	$2,577
American Airlines Group, Inc.	956	10,631
Delta Air Lines, Inc.	1,100	27,467
Hawaiian Holdings, Inc.	70	832
JetBlue Airways Corp.*	470	4,860
SkyWest, Inc.	80	2,105
Southwest Airlines Co.	1,040	32,125
United Airlines Holdings, Inc.*	490	15,376

		104,686

Auto Components 0.2%
Adient PLC*	120	1,997
American Axle & Manufacturing Holdings, Inc.*	120	847
Aptiv PLC	520	40,430
BorgWarner, Inc.	400	14,640
Cooper Tire & Rubber Co.	113	3,510
Cooper-Standard Holdings, Inc.*	28	300
Dana, Inc.	210	2,400
Delphi Technologies PLC*	113	1,694
Dorman Products, Inc.*	70	5,722
Fox Factory Holding Corp.*	80	7,120
Garrett Motion, Inc. (Switzerland)*	99	582
Gentex Corp.	490	13,225
Gentherm, Inc.*	80	3,102
Goodyear Tire & Rubber Co. (The)	340	3,063
LCI Industries	47	5,913
Lear Corp.	120	13,246
Motorcar Parts of America, Inc.*	20	333
Standard Motor Products, Inc.	28	1,273
Visteon Corp.*	60	4,357

		123,754

Automobiles 0.2%
Ford Motor Co.	7,580	50,104
General Motors Co.	2,440	60,731
Harley-Davidson, Inc.	310	8,069
Thor Industries, Inc.	114	12,995
Winnebago Industries, Inc.	80	4,833

		136,732

See Notes to Financial Statements.

108

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Banks 3.4%
Allegiance Bancshares, Inc.	30	$732
Ameris Bancorp	106	2,446
Associated Banc-Corp.	221	2,838
Banc of California, Inc.	30	322
BancFirst Corp.	30	1,307
BancorpSouth Bank	160	3,349
Bank of America Corp.	15,256	379,569
Bank of Hawaii Corp.	80	4,530
Bank OZK	200	4,810
Banner Corp.	50	1,771
Berkshire Hills Bancorp, Inc.	55	548
Boston Private Financial Holdings, Inc.	70	412
Brookline Bancorp, Inc.	63	604
Cadence BanCorp	200	1,562
Cathay General Bancorp	120	2,902
Central Pacific Financial Corp.	20	311
CIT Group, Inc.	155	2,940
Citigroup, Inc.	4,080	204,041
Citizens Financial Group, Inc.	826	20,493
City Holding Co.	40	2,498
Columbia Banking System, Inc.	115	3,327
Comerica, Inc.	287	11,055
Commerce Bancshares, Inc.	207	11,853
Community Bank System, Inc.	94	5,286
Cullen/Frost Bankers, Inc.	130	9,368
Customers Bancorp, Inc.*	20	237
CVB Financial Corp.	170	3,072
Dime Community Bancshares, Inc.	30	352
Eagle Bancorp, Inc.	50	1,504
East West Bancorp, Inc.	250	8,665
Fifth Third Bancorp	1,378	27,367
First BanCorp. (Puerto Rico)	300	1,632
First Commonwealth Financial Corp.	100	787
First Financial Bancorp	165	2,296
First Financial Bankshares, Inc.	280	8,377
First Hawaiian, Inc.	250	4,345
First Horizon National Corp.	1,070	9,919
First Midwest Bancorp, Inc.	130	1,577
First Republic Bank	338	38,018
FNB Corp.	470	3,483
Franklin Financial Network, Inc.	30	792
Fulton Financial Corp.	250	2,425

See Notes to Financial Statements.

PGIM Day One Underlying Funds	109

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
Glacier Bancorp, Inc.	183	$6,462
Great Western Bancorp, Inc.	86	1,118
Hancock Whitney Corp.	142	2,706
Hanmi Financial Corp.	20	185
Heritage Financial Corp.	35	662
Home BancShares, Inc.	220	3,593
Hope Bancorp, Inc.	170	1,433
Huntington Bancshares, Inc.	1,970	18,262
Independent Bank Corp.	55	3,549
Independent Bank Group, Inc.	60	2,636
International Bancshares Corp.	80	2,434
JPMorgan Chase & Co.	5,963	576,264
KeyCorp	1,890	22,699
M&T Bank Corp.	257	27,229
National Bank Holdings Corp. (Class A Stock)	53	1,472
NBT Bancorp, Inc.	83	2,472
OFG Bancorp (Puerto Rico)	40	523
Old National Bancorp	230	3,218
Pacific Premier Bancorp, Inc.	88	1,849
PacWest Bancorp	190	3,472
Park National Corp.	30	2,573
People’s United Financial, Inc.	830	8,956
Pinnacle Financial Partners, Inc.	120	4,754
PNC Financial Services Group, Inc. (The)	829	88,429
Preferred Bank	20	745
Prosperity Bancshares, Inc.	196	10,890
Regions Financial Corp.	1,850	20,091
S&T Bancorp, Inc.	56	1,204
Seacoast Banking Corp. of Florida*	60	1,133
ServisFirst Bancshares, Inc.	80	2,927
Signature Bank	110	11,278
Simmons First National Corp. (Class A Stock)	150	2,488
Southside Bancshares, Inc.	61	1,690
Sterling Bancorp	315	3,544
SVB Financial Group*	104	23,324
Synovus Financial Corp.	240	4,836
TCF Financial Corp.	261	7,175
Texas Capital Bancshares, Inc.*	80	2,658
Tompkins Financial Corp.	20	1,291
Triumph Bancorp, Inc.*	30	786
Truist Financial Corp.	2,615	97,958
Trustmark Corp.	90	2,027

See Notes to Financial Statements.

110

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
U.S. Bancorp	2,664	$98,142
UMB Financial Corp.	86	4,283
Umpqua Holdings Corp.	310	3,363
United Bankshares, Inc.	212	5,580
United Community Banks, Inc.	100	1,793
Valley National Bancorp	578	4,318
Veritex Holdings, Inc.	49	819
Webster Financial Corp.	140	3,818
Wells Fargo & Co.	7,251	175,909
Westamerica BanCorp	70	4,225
Wintrust Financial Corp.	130	5,564
Zions Bancorp NA	294	9,546

		2,094,077

Beverages 1.5%
Boston Beer Co., Inc. (The) (Class A Stock)*	20	16,209
Brown-Forman Corp. (Class B Stock)	367	25,448
Coca-Cola Co. (The)	7,550	356,662
Coca-Cola Consolidated, Inc.	12	2,755
Constellation Brands, Inc. (Class A Stock)	328	58,449
MGP Ingredients, Inc.	17	616
Molson Coors Beverage Co. (Class B Stock)	380	14,258
Monster Beverage Corp.*	728	57,133
National Beverage Corp.*	20	1,283
PepsiCo, Inc.	2,721	374,573

		907,386

Biotechnology 2.1%
AbbVie, Inc.	3,444	326,870
Alexion Pharmaceuticals, Inc.*	434	44,481
Amgen, Inc.	1,152	281,860
Anika Therapeutics, Inc.*	22	801
Arrowhead Pharmaceuticals, Inc.*	210	9,045
Biogen, Inc.*	322	88,450
Coherus Biosciences, Inc.*	100	1,759
Cytokinetics, Inc.*	120	2,594
Eagle Pharmaceuticals, Inc.*	18	835
Emergent BioSolutions, Inc.*	100	11,124
Enanta Pharmaceuticals, Inc.*	26	1,192
Exelixis, Inc.*	590	13,623

See Notes to Financial Statements.

PGIM Day One Underlying Funds	111

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Gilead Sciences, Inc.	2,454	$170,627
Incyte Corp.*	360	35,554
Ligand Pharmaceuticals, Inc.*	31	3,632
Momenta Pharmaceuticals, Inc.*	240	7,078
Myriad Genetics, Inc.*	90	1,086
Regeneron Pharmaceuticals, Inc.*	201	127,046
REGENXBIO, Inc.*	50	1,655
Spectrum Pharmaceuticals, Inc.*	95	284
United Therapeutics Corp.*	100	11,147
Vanda Pharmaceuticals, Inc.*	70	706
Vertex Pharmaceuticals, Inc.*	510	138,720
Xencor, Inc.*	70	2,106

		1,282,275

Building Products 0.5%
A.O. Smith Corp.	260	12,516
AAON, Inc.	83	4,918
Allegion PLC	196	19,494
American Woodmark Corp.*	40	3,225
Apogee Enterprises, Inc.	36	777
Carrier Global Corp.	1,580	43,039
Fortune Brands Home & Security, Inc.	280	21,420
Gibraltar Industries, Inc.*	59	3,051
Griffon Corp.	25	572
Insteel Industries, Inc.	10	186
Johnson Controls International PLC	1,440	55,411
Lennox International, Inc.	77	20,647
Masco Corp.	510	29,152
Owens Corning	210	12,699
Patrick Industries, Inc.	60	3,837
PGT Innovations, Inc.*	50	854
Quanex Building Products Corp.	30	422
Resideo Technologies, Inc.*	182	2,417
Simpson Manufacturing Co., Inc.	80	7,725
Trane Technologies PLC	466	52,131
Trex Co., Inc.*	114	15,884
UFP Industries, Inc.	120	6,986

		317,363

See Notes to Financial Statements.

112

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets 2.4%
Affiliated Managers Group, Inc.	113	$7,773
Ameriprise Financial, Inc.	246	37,793
Bank of New York Mellon Corp. (The)	1,568	56,213
BlackRock, Inc.	303	174,228
Blucora, Inc.*	60	707
Brightsphere Investment Group, Inc.	80	1,075
Calamos Asset Management, Inc. (Class A Stock)*^	60	—
Cboe Global Markets, Inc.	226	19,820
Charles Schwab Corp. (The)	2,228	73,858
CME Group, Inc.	703	116,825
Donnelley Financial Solutions, Inc.*	20	173
E*TRADE Financial Corp.	435	22,085
Eaton Vance Corp.	240	8,674
Evercore, Inc. (Class A Stock)	90	4,977
FactSet Research Systems, Inc.	77	26,665
Federated Hermes, Inc.	140	3,690
Franklin Resources, Inc.	530	11,156
Goldman Sachs Group, Inc. (The)	613	121,349
Greenhill & Co., Inc.	20	240
Interactive Brokers Group, Inc. (Class A Stock)	145	7,192
Intercontinental Exchange, Inc.	1,084	104,910
Invesco Ltd.	600	6,024
Janus Henderson Group PLC (United Kingdom)	248	5,181
Legg Mason, Inc.	180	8,998
MarketAxess Holdings, Inc.	76	39,269
Moody’s Corp.	317	89,172
Morgan Stanley	2,330	113,890
MSCI, Inc.	169	63,541
Nasdaq, Inc.	238	31,252
Northern Trust Corp.	405	31,732
Piper Sandler Cos.	26	1,610
Raymond James Financial, Inc.	246	17,092
S&P Global, Inc.	471	164,968
SEI Investments Co.	240	12,559
State Street Corp.	690	44,015
Stifel Financial Corp.	150	7,272
StoneX Group, Inc.*	50	2,624
T. Rowe Price Group, Inc.	450	62,145
Virtus Investment Partners, Inc.	14	1,903

See Notes to Financial Statements.

PGIM Day One Underlying Funds	113

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Waddell & Reed Financial, Inc. (Class A Stock)	80	$1,167
WisdomTree Investments, Inc.	90	324

		1,504,141

Chemicals 1.7%
AdvanSix, Inc.*	24	299
Air Products & Chemicals, Inc.	440	126,117
Albemarle Corp.	211	17,399
American Vanguard Corp.	30	404
Ashland Global Holdings, Inc.	132	9,963
Avient Corp.	137	3,274
Balchem Corp.	70	7,018
Cabot Corp.	90	3,283
Celanese Corp.	230	22,356
CF Industries Holdings, Inc.	420	13,159
Chemours Co. (The)	258	4,781
Corteva, Inc.	1,451	41,441
Dow, Inc.	1,441	59,167
DuPont de Nemours, Inc.	1,431	76,530
Eastman Chemical Co.	270	20,150
Ecolab, Inc.	488	91,295
Ferro Corp.*	100	1,169
FMC Corp.	255	27,043
FutureFuel Corp.	30	395
GCP Applied Technologies, Inc.*	80	1,826
Hawkins, Inc.	10	515
HB Fuller Co.	110	4,987
Ingevity Corp.*	92	5,380
Innospec, Inc.	56	4,209
International Flavors & Fragrances, Inc.	213	26,827
Koppers Holdings, Inc.*	20	503
Kraton Corp.*	52	684
Linde PLC (United Kingdom)	1,028	251,973
Livent Corp.*	191	1,198
LyondellBasell Industries NV (Class A Stock)	500	31,260
Minerals Technologies, Inc.	54	2,532
Mosaic Co. (The)	670	9,025
NewMarket Corp.	15	5,622
Olin Corp.	240	2,698
PPG Industries, Inc.	463	49,842
Quaker Chemical Corp.	30	5,820

See Notes to Financial Statements.

114

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)
Rayonier Advanced Materials, Inc.*	60	$175
RPM International, Inc.	260	21,213
Scotts Miracle-Gro Co. (The)	90	14,271
Sensient Technologies Corp.	100	5,221
Sherwin-Williams Co. (The)	159	103,019
Stepan Co.	48	5,242
Tredegar Corp.	20	318
Trinseo SA	60	1,302
Valvoline, Inc.	292	5,992

		1,086,897

Commercial Services & Supplies 0.5%
ABM Industries, Inc.	150	5,385
Brady Corp. (Class A Stock)	80	3,678
Brink’s Co. (The)	100	4,435
Cintas Corp.	166	50,111
Clean Harbors, Inc.*	115	6,854
Copart, Inc.*	400	37,300
Deluxe Corp.	70	1,976
Harsco Corp.*	90	1,436
Healthcare Services Group, Inc.	100	2,619
Herman Miller, Inc.	96	2,249
HNI Corp.	50	1,485
IAA, Inc.*	250	10,838
Interface, Inc.	60	479
KAR Auction Services, Inc.	210	3,177
Matthews International Corp. (Class A Stock)	40	864
MSA Safety, Inc.	83	9,838
Pitney Bowes, Inc.	210	701
Republic Services, Inc.	410	35,773
Rollins, Inc.	290	15,196
RR Donnelley & Sons Co.	30	34
Stericycle, Inc.*	196	11,845
Team, Inc.*	20	79
Tetra Tech, Inc.	120	10,638
UniFirst Corp.	30	5,594
US Ecology, Inc.	30	1,040
Viad Corp.	30	434
Waste Management, Inc.	757	82,967

		307,025

See Notes to Financial Statements.

PGIM Day One Underlying Funds	115

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Communications Equipment 0.9%
ADTRAN, Inc.	20	$248
Applied Optoelectronics, Inc.*	20	284
Arista Networks, Inc.*	106	27,536
CalAmp Corp.*	30	236
Ciena Corp.*	316	18,805
Cisco Systems, Inc.	8,276	389,800
Comtech Telecommunications Corp.	32	525
Digi International, Inc.*	30	364
Extreme Networks, Inc.*	120	546
F5 Networks, Inc.*	128	17,395
Harmonic, Inc.*	50	279
InterDigital, Inc.	60	3,601
Juniper Networks, Inc.	640	16,243
Lumentum Holdings, Inc.*	150	13,925
Motorola Solutions, Inc.	333	46,553
NETGEAR, Inc.*	50	1,538
NetScout Systems, Inc.*	100	2,546
Plantronics, Inc.	52	1,040
ViaSat, Inc.*	95	3,606
Viavi Solutions, Inc.*	360	4,979

		550,049

Construction & Engineering 0.1%
AECOM*	324	11,726
Aegion Corp.*	20	308
Arcosa, Inc.	113	4,771
Comfort Systems USA, Inc.	57	2,833
Dycom Industries, Inc.*	48	2,056
EMCOR Group, Inc.	100	6,850
Fluor Corp.	200	2,038
Granite Construction, Inc.	60	1,018
Jacobs Engineering Group, Inc.	260	22,191
MasTec, Inc.*	110	4,376
MYR Group, Inc.*	20	733
Quanta Services, Inc.	250	9,992
Valmont Industries, Inc.	55	6,666

		75,558

Construction Materials 0.1%
Eagle Materials, Inc.	93	7,461

See Notes to Financial Statements.

116

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Construction Materials (cont’d.)
Martin Marietta Materials, Inc.	125	$25,898
U.S. Concrete, Inc.*	20	496
Vulcan Materials Co.	266	31,234

		65,089

Consumer Finance 0.4%
American Express Co.	1,286	120,010
Capital One Financial Corp.	885	56,463
Discover Financial Services	594	29,361
Encore Capital Group, Inc.*	50	1,827
Enova International, Inc.*	40	644
EZCORP, Inc. (Class A Stock)*	40	229
FirstCash, Inc.	82	4,726
Green Dot Corp. (Class A Stock)*	110	5,576
LendingTree, Inc.*	19	6,580
Navient Corp.	270	2,149
PRA Group, Inc.*	100	3,956
SLM Corp.	620	4,197
Synchrony Financial	1,040	23,015
World Acceptance Corp.*	10	743

		259,476

Containers & Packaging 0.3%
Amcor PLC	3,055	31,467
AptarGroup, Inc.	130	14,976
Avery Dennison Corp.	160	18,134
Ball Corp.	640	47,123
Greif, Inc. (Class A Stock)	40	1,392
International Paper Co.	760	26,440
Myers Industries, Inc.	35	527
O-I Glass, Inc.	230	2,401
Packaging Corp. of America	198	19,032
Sealed Air Corp.	310	11,061
Silgan Holdings, Inc.	160	6,120
Sonoco Products Co.	200	10,348
Westrock Co.	500	13,430

		202,451

See Notes to Financial Statements.

PGIM Day One Underlying Funds	117

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Distributors 0.1%
Core-Mark Holding Co., Inc.	60	$1,591
Genuine Parts Co.	282	25,423
LKQ Corp.*	590	16,632
Pool Corp.	87	27,553

		71,199

Diversified Consumer Services 0.1%
Adtalem Global Education, Inc.*	90	3,091
American Public Education, Inc.*	20	582
Graham Holdings Co. (Class B Stock)	12	4,780
Grand Canyon Education, Inc.*	100	8,874
H&R Block, Inc.	310	4,495
Perdoceo Education Corp.*	90	1,296
Regis Corp.*	30	230
Service Corp. International	360	15,610
Strategic Education, Inc.	49	6,184
WW International, Inc.*	70	1,805

		46,947

Diversified Financial Services 1.2%
Berkshire Hathaway, Inc. (Class B Stock)*	3,805	744,943
Jefferies Financial Group, Inc.	366	5,929

		750,872

Diversified Telecommunication Services 1.5%
AT&T, Inc.	13,892	410,925
ATN International, Inc.	20	1,153
CenturyLink, Inc.	1,918	18,509
Cincinnati Bell, Inc.*	40	600
Cogent Communications Holdings, Inc.	90	8,110
Consolidated Communications Holdings, Inc.*	60	438
Iridium Communications, Inc.*	190	5,204
Verizon Communications, Inc.	8,104	465,818
Vonage Holdings Corp.*	340	4,063

		914,820

Electric Utilities 1.7%
ALLETE, Inc.	100	5,930
Alliant Energy Corp.	490	26,386

See Notes to Financial Statements.

118

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
American Electric Power Co., Inc.	966	$83,926
Duke Energy Corp.	1,448	122,704
Edison International	740	41,196
Entergy Corp.	390	41,001
Evergy, Inc.	441	28,590
Eversource Energy	658	59,266
Exelon Corp.	1,892	73,050
FirstEnergy Corp.	1,050	30,450
Hawaiian Electric Industries, Inc.	190	6,889
IDACORP, Inc.	100	9,325
NextEra Energy, Inc.	957	268,630
NRG Energy, Inc.	470	15,891
OGE Energy Corp.	403	13,259
Pinnacle West Capital Corp.	222	18,444
PNM Resources, Inc.	140	5,912
PPL Corp.	1,494	39,770
Southern Co. (The)	2,056	112,278
Xcel Energy, Inc.	1,020	70,421

		1,073,318

Electrical Equipment 0.5%
Acuity Brands, Inc.	93	9,216
AMETEK, Inc.	450	41,962
AZZ, Inc.	30	947
Eaton Corp. PLC	778	72,455
Emerson Electric Co.	1,160	71,932
Encore Wire Corp.	42	2,108
EnerSys	95	6,390
Generac Holdings, Inc.*	120	18,910
Hubbell, Inc.	116	15,657
nVent Electric PLC	240	4,358
Powell Industries, Inc.	10	266
Regal Beloit Corp.	90	8,277
Rockwell Automation, Inc.	230	50,172
Sunrun, Inc.*	160	5,870
Vicor Corp.*	50	4,074

		312,594

Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp. (Class A Stock)	582	61,552

See Notes to Financial Statements.

PGIM Day One Underlying Funds	119

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Arlo Technologies, Inc.*	99	$418
Arrow Electronics, Inc.*	150	10,743
Avnet, Inc.	180	4,810
Badger Meter, Inc.	60	3,756
Bel Fuse, Inc. (Class B Stock)	20	244
Belden, Inc.	60	1,896
Benchmark Electronics, Inc.	50	1,018
CDW Corp.	280	32,550
Cognex Corp.	340	22,736
Coherent, Inc.*	60	8,330
Corning, Inc.	1,470	45,570
CTS Corp.	40	794
Daktronics, Inc.	50	208
ePlus, Inc.*	36	2,683
Fabrinet (Thailand)*	90	6,537
FARO Technologies, Inc.*	40	2,393
FLIR Systems, Inc.	260	10,832
II-VI, Inc.*	187	9,485
Insight Enterprises, Inc.*	60	2,990
IPG Photonics Corp.*	72	12,889
Itron, Inc.*	70	4,869
Jabil, Inc.	250	8,715
Keysight Technologies, Inc.*	365	36,460
Knowles Corp.*	130	1,984
Littelfuse, Inc.	51	9,060
Methode Electronics, Inc.	66	1,861
MTS Systems Corp.	40	742
National Instruments Corp.	230	8,165
OSI Systems, Inc.*	26	1,845
PC Connection, Inc.	20	874
Plexus Corp.*	57	4,235
Rogers Corp.*	52	6,198
Sanmina Corp.*	110	3,265
ScanSource, Inc.*	40	918
SYNNEX Corp.	91	11,351
TE Connectivity Ltd.	644	57,361
Trimble, Inc.*	490	21,810
TTM Technologies, Inc.*	150	1,846
Vishay Intertechnology, Inc.	220	3,452
Zebra Technologies Corp. (Class A Stock)*	108	30,321

		457,766

See Notes to Financial Statements.

120

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services 0.2%
Archrock, Inc.	110	$733
Baker Hughes Co.	1,270	19,672
Bristow Group, Inc.*	10	160
ChampionX Corp.*	306	2,910
Core Laboratories NV	65	1,386
DMC Global, Inc.	20	588
Dril-Quip, Inc.*	50	1,665
Exterran Corp.*	18	90
Geospace Technologies Corp.*	20	151
Halliburton Co.	1,704	24,418
Helix Energy Solutions Group, Inc.*	140	587
Helmerich & Payne, Inc.	180	3,209
Matrix Service Co.*	40	350
Nabors Industries Ltd.	8	339
National Oilwell Varco, Inc.	750	8,633
Newpark Resources, Inc.*	60	113
Oceaneering International, Inc.*	120	674
Oil States International, Inc.*	70	314
Patterson-UTI Energy, Inc.	260	1,008
ProPetro Holding Corp.*	85	456
RPC, Inc.*	90	267
Schlumberger Ltd.	2,693	48,851
SEACOR Holdings, Inc.*	25	727
TechnipFMC PLC (United Kingdom)	660	5,300
Transocean Ltd.*	830	1,693
US Silica Holdings, Inc.	80	282
Valaris PLC (Saudi Arabia)*(a)	257	101

		124,677

Entertainment 1.8%
Activision Blizzard, Inc.	1,502	124,110
Cinemark Holdings, Inc.	165	1,952
Electronic Arts, Inc.*	569	80,582
Glu Mobile, Inc.*	190	1,794
Live Nation Entertainment, Inc.*	280	13,107
Marcus Corp. (The)	20	276
Netflix, Inc.*	863	421,903
Take-Two Interactive Software, Inc.*	230	37,724

See Notes to Financial Statements.

PGIM Day One Underlying Funds	121

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)
Walt Disney Co. (The)	3,533	$413,149
World Wrestling Entertainment, Inc. (Class A Stock)	80	3,729

		1,098,326

Equity Real Estate Investment Trusts (REITs) 3.0%
Acadia Realty Trust	110	1,324
Agree Realty Corp.	110	7,367
Alexander & Baldwin, Inc.	82	969
Alexandria Real Estate Equities, Inc.	248	44,032
American Assets Trust, Inc.	70	1,890
American Campus Communities, Inc.	280	9,979
American Tower Corp.	873	228,193
Apartment Investment & Management Co. (Class A Stock)	289	11,219
Armada Hoffler Properties, Inc.	35	337
AvalonBay Communities, Inc.	279	42,720
Boston Properties, Inc.	284	25,302
Brandywine Realty Trust	300	3,249
Brixmor Property Group, Inc.	480	5,525
Camden Property Trust	196	17,799
CareTrust REIT, Inc.	130	2,343
Chatham Lodging Trust	25	130
Community Healthcare Trust, Inc.	60	2,744
CoreCivic, Inc.	140	1,247
CoreSite Realty Corp.	91	11,744
Corporate Office Properties Trust	180	4,766
Cousins Properties, Inc.	295	9,062
Crown Castle International Corp.	816	136,027
CyrusOne, Inc.	230	19,187
DiamondRock Hospitality Co.	250	1,155
Digital Realty Trust, Inc.	530	85,086
Diversified Healthcare Trust	310	1,207
Douglas Emmett, Inc.	330	9,616
Duke Realty Corp.	710	28,535
Easterly Government Properties, Inc.	155	3,790
EastGroup Properties, Inc.	92	12,205
EPR Properties	130	3,722
Equinix, Inc.	173	135,888
Equity Residential	684	36,683
Essential Properties Realty Trust, Inc.	140	2,254
Essex Property Trust, Inc.	132	29,138
Extra Space Storage, Inc.	249	25,732

See Notes to Financial Statements.

122

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Federal Realty Investment Trust	143	$10,911
First Industrial Realty Trust, Inc.	230	10,102
Four Corners Property Trust, Inc.	90	2,268
Franklin Street Properties Corp.	170	893
GEO Group, Inc. (The)	155	1,648
Getty Realty Corp.	55	1,630
Global Net Lease, Inc.	110	1,832
Healthcare Realty Trust, Inc.	275	8,057
Healthpeak Properties, Inc.	1,040	28,382
Hersha Hospitality Trust	20	95
Highwoods Properties, Inc.	220	8,435
Host Hotels & Resorts, Inc.	1,360	14,661
Hudson Pacific Properties, Inc.	240	5,657
Independence Realty Trust, Inc.	140	1,610
Industrial Logistics Properties Trust	100	2,111
Innovative Industrial Properties, Inc.	53	5,524
Investors Real Estate Trust	20	1,446
Iron Mountain, Inc.	560	15,786
iStar, Inc.	120	1,393
JBG SMITH Properties	200	5,802
Kilroy Realty Corp.	220	12,819
Kimco Realty Corp.	840	9,366
Kite Realty Group Trust	80	790
Lamar Advertising Co. (Class A Stock)	180	11,831
Lexington Realty Trust	540	6,264
Life Storage, Inc.	105	10,304
LTC Properties, Inc.	60	2,229
Macerich Co. (The)	174	1,328
Mack-Cali Realty Corp.	130	1,875
Medical Properties Trust, Inc.	1,020	20,533
Mid-America Apartment Communities, Inc.	234	27,890
National Retail Properties, Inc.	334	11,840
National Storage Affiliates Trust	90	2,774
NexPoint Residential Trust, Inc.	40	1,529
Office Properties Income Trust	63	1,584
Omega Healthcare Investors, Inc.	440	14,247
Park Hotels & Resorts, Inc.	350	2,894
Pebblebrook Hotel Trust	190	2,014
Pennsylvania Real Estate Investment Trust	20	24
Physicians Realty Trust	320	5,773
PotlatchDeltic Corp.	123	5,266
Prologis, Inc.	1,440	151,805

See Notes to Financial Statements.

PGIM Day One Underlying Funds	123

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
PS Business Parks, Inc.	56	$7,725
Public Storage	297	59,364
Rayonier, Inc.	270	7,501
Realty Income Corp.	666	39,993
Regency Centers Corp.	351	14,402
Retail Opportunity Investments Corp.	150	1,631
Retail Properties of America, Inc. (Class A Stock)	350	2,226
Rexford Industrial Realty, Inc.	200	9,386
RPT Realty	80	498
Sabra Health Care REIT, Inc.	343	5,056
Safehold, Inc.	20	1,009
Saul Centers, Inc.	10	307
SBA Communications Corp.	221	68,850
Service Properties Trust	240	1,608
Simon Property Group, Inc.	594	37,036
SITE Centers Corp.	200	1,466
SL Green Realty Corp.	137	6,370
Spirit Realty Capital, Inc.	220	7,581
STORE Capital Corp.	430	10,187
Summit Hotel Properties, Inc.	95	492
Tanger Factory Outlet Centers, Inc.	130	836
Taubman Centers, Inc.	100	3,872
UDR, Inc.	575	20,815
Uniti Group, Inc.	250	2,475
Universal Health Realty Income Trust	26	1,809
Urban Edge Properties	150	1,572
Urstadt Biddle Properties, Inc. (Class A Stock)	20	196
Ventas, Inc.	726	27,849
Vornado Realty Trust	310	10,701
Washington Prime Group, Inc.	130	95
Washington Real Estate Investment Trust	130	2,907
Weingarten Realty Investors	180	3,071
Welltower, Inc.	808	43,276
Weyerhaeuser Co.	1,450	40,324
Whitestone REIT	30	198
Xenia Hotels & Resorts, Inc.	160	1,274

		1,839,346

Food & Staples Retailing 1.4%
Andersons, Inc. (The)	33	469
BJ’s Wholesale Club Holdings, Inc.*	240	9,612

See Notes to Financial Statements.

124

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Casey’s General Stores, Inc.	80	$12,735
Chefs’ Warehouse, Inc. (The)*	30	346
Costco Wholesale Corp.	864	281,258
Grocery Outlet Holding Corp.*	140	6,159
Kroger Co. (The)	1,522	52,950
PriceSmart, Inc.	60	3,922
SpartanNash Co.	20	421
Sprouts Farmers Market, Inc.*	240	6,331
Sysco Corp.	992	52,427
United Natural Foods, Inc.*	50	993
Walgreens Boots Alliance, Inc.	1,434	58,378
Walmart, Inc.	2,771	358,567

		844,568

Food Products 1.1%
Archer-Daniels-Midland Co.	1,080	46,256
B&G Foods, Inc.	96	2,775
Calavo Growers, Inc.	30	1,733
Cal-Maine Foods, Inc.*	43	1,890
Campbell Soup Co.	330	16,358
Conagra Brands, Inc.	946	35,428
Darling Ingredients, Inc.*	310	8,658
Flowers Foods, Inc.	380	8,645
Fresh Del Monte Produce, Inc.	50	1,129
General Mills, Inc.	1,180	74,659
Hain Celestial Group, Inc. (The)*	160	5,437
Hershey Co. (The)	295	42,896
Hormel Foods Corp.	550	27,973
Ingredion, Inc.	128	11,072
J & J Snack Foods Corp.	34	4,187
J.M. Smucker Co. (The)	232	25,369
John B. Sanfilippo & Son, Inc.	30	2,645
Kellogg Co.	490	33,805
Kraft Heinz Co. (The)	1,208	41,531
Lamb Weston Holdings, Inc.	290	17,423
Lancaster Colony Corp.	45	7,137
McCormick & Co., Inc.	250	48,725
Mondelez International, Inc. (Class A Stock)	2,806	155,705
Pilgrim’s Pride Corp.*	80	1,228
Post Holdings, Inc.*	140	12,424
Sanderson Farms, Inc.	55	6,132

See Notes to Financial Statements.

PGIM Day One Underlying Funds	125

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)
Seneca Foods Corp. (Class A Stock)*	16	$627
Tootsie Roll Industries, Inc.	20	634
TreeHouse Foods, Inc.*	98	4,294
Tyson Foods, Inc. (Class A Stock)	572	35,149

		681,924

Gas Utilities 0.1%
Atmos Energy Corp.	236	25,014
National Fuel Gas Co.	180	7,303
New Jersey Resources Corp.	170	5,280
Northwest Natural Holding Co.	56	2,995
ONE Gas, Inc.	106	8,024
South Jersey Industries, Inc.	130	3,033
Southwest Gas Holdings, Inc.	126	8,775
Spire, Inc.	116	7,152
UGI Corp.	400	13,336

		80,912

Health Care Equipment & Supplies 3.7%
Abbott Laboratories	3,458	348,013
ABIOMED, Inc.*	92	27,594
Align Technology, Inc.*	143	42,016
AngioDynamics, Inc.*	30	248
Avanos Medical, Inc.*	70	2,147
Baxter International, Inc.	1,010	87,244
Becton, Dickinson & Co.	582	163,740
Boston Scientific Corp.*	2,780	107,225
Cantel Medical Corp.	60	2,835
Cardiovascular Systems, Inc.*	50	1,524
CONMED Corp.	70	5,778
Cooper Cos., Inc. (The)	100	28,293
CryoLife, Inc.*	30	582
Cutera, Inc.*	10	142
Danaher Corp.	1,237	252,101
Dentsply Sirona, Inc.	430	19,178
DexCom, Inc.*	185	80,575
Edwards Lifesciences Corp.*	1,224	95,974
Glaukos Corp.*	70	3,059
Globus Medical, Inc. (Class A Stock)*	162	7,805
Haemonetics Corp.*	110	9,643

See Notes to Financial Statements.

126

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Heska Corp.*	27	$2,598
Hill-Rom Holdings, Inc.	130	12,639
Hologic, Inc.*	500	34,890
ICU Medical, Inc.*	40	7,349
IDEXX Laboratories, Inc.*	168	66,822
Inogen, Inc.*	26	798
Integer Holdings Corp.*	60	3,946
Integra LifeSciences Holdings Corp.*	155	7,401
Intuitive Surgical, Inc.*	228	156,280
Invacare Corp.	40	282
Lantheus Holdings, Inc.*	40	539
LeMaitre Vascular, Inc.	17	499
LivaNova PLC*	95	4,421
Masimo Corp.*	97	21,352
Medtronic PLC	2,626	253,356
Meridian Bioscience, Inc.*	44	1,078
Merit Medical Systems, Inc.*	126	5,635
Mesa Laboratories, Inc.	10	2,369
Natus Medical, Inc.*	40	743
Neogen Corp.*	113	8,675
NuVasive, Inc.*	115	6,571
OraSure Technologies, Inc.*	135	2,450
Orthofix Medical, Inc.*	30	921
Penumbra, Inc.*	65	14,424
Quidel Corp.*	80	22,598
ResMed, Inc.	286	57,918
STERIS PLC	173	27,616
Stryker Corp.	632	122,166
Surmodics, Inc.*	20	946
Tactile Systems Technology, Inc.*	41	1,680
Teleflex, Inc.	92	34,325
Varex Imaging Corp.*	39	611
Varian Medical Systems, Inc.*	180	25,690
West Pharmaceutical Services, Inc.	150	40,330
Zimmer Biomet Holdings, Inc.	410	55,293
Zynex, Inc.*	20	382

		2,291,309

Health Care Providers & Services 2.6%
Acadia Healthcare Co., Inc.*	185	5,515
Addus HomeCare Corp.*	38	3,664

See Notes to Financial Statements.

PGIM Day One Underlying Funds	127

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Amedisys, Inc.*	66	$15,455
AmerisourceBergen Corp.	296	29,656
AMN Healthcare Services, Inc.*	110	6,043
Anthem, Inc.	499	136,626
BioTelemetry, Inc.*	59	2,511
Cardinal Health, Inc.	570	31,133
Centene Corp.*	1,124	73,341
Chemed Corp.	31	15,258
Cigna Corp.	724	125,028
Community Health Systems, Inc.*	60	299
CorVel Corp.*	14	1,113
Covetrus, Inc.*	142	3,147
Cross Country Healthcare, Inc.*	30	195
CVS Health Corp.	2,573	161,945
DaVita, Inc.*	170	14,856
Encompass Health Corp.	200	13,616
Ensign Group, Inc. (The)	120	5,519
Hanger, Inc.*	60	1,048
HCA Healthcare, Inc.	519	65,726
HealthEquity, Inc.*	160	8,250
Henry Schein, Inc.*	278	19,107
Humana, Inc.	260	102,037
Laboratory Corp. of America Holdings*	195	37,619
LHC Group, Inc.*	59	11,512
Magellan Health, Inc.*	64	4,747
McKesson Corp.	321	48,201
MEDNAX, Inc.*	130	2,597
Molina Healthcare, Inc.*	120	22,164
Owens & Minor, Inc.	30	482
Patterson Cos., Inc.	144	3,825
Pennant Group, Inc. (The)*	40	1,002
Providence Service Corp. (The)*	36	2,916
Quest Diagnostics, Inc.	264	33,547
RadNet, Inc.*	60	953
Select Medical Holdings Corp.*	160	3,046
Tenet Healthcare Corp.*	160	4,230
Tivity Health, Inc.*	56	735
UnitedHealth Group, Inc.	1,857	562,262
Universal Health Services, Inc. (Class B Stock)	160	17,584
US Physical Therapy, Inc.	40	3,322

		1,601,832

See Notes to Financial Statements.

128

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	230	$2,070
Cerner Corp.	590	40,975
Computer Programs & Systems, Inc.	20	494
HealthStream, Inc.*	20	439
HMS Holdings Corp.*	190	6,175
NextGen Healthcare, Inc.*	30	439
Omnicell, Inc.*	86	6,045
Simulations Plus, Inc.	20	1,408
Tabula Rasa HealthCare, Inc.*	40	2,248

		60,293

Hotels, Restaurants & Leisure 1.5%
BJ’s Restaurants, Inc.	30	602
Bloomin’ Brands, Inc.	130	1,498
Boyd Gaming Corp.	102	2,414
Brinker International, Inc.	70	1,882
Caesars Entertainment, Inc.*	300	9,315
Carnival Corp.	920	12,770
Cheesecake Factory, Inc. (The)	70	1,680
Chipotle Mexican Grill, Inc.*	52	60,068
Choice Hotels International, Inc.	70	5,883
Churchill Downs, Inc.	67	9,281
Chuy’s Holdings, Inc.*	20	318
Cracker Barrel Old Country Store, Inc.	62	6,849
Darden Restaurants, Inc.	250	18,975
Dave & Buster’s Entertainment, Inc.	50	617
Dine Brands Global, Inc.	30	1,363
Domino’s Pizza, Inc.	78	30,156
Dunkin’ Brands Group, Inc.	152	10,447
El Pollo Loco Holdings, Inc.*	31	613
Fiesta Restaurant Group, Inc.*	30	194
Hilton Worldwide Holdings, Inc.	543	40,752
Jack in the Box, Inc.	50	4,105
Las Vegas Sands Corp.	650	28,366
Marriott International, Inc. (Class A Stock)	525	44,008
Marriott Vacations Worldwide Corp.	86	7,281
McDonald’s Corp.	1,458	283,260
MGM Resorts International	952	15,318
Monarch Casino & Resort, Inc.*	20	724
Norwegian Cruise Line Holdings Ltd.*	446	6,083
Papa John’s International, Inc.	56	5,302

See Notes to Financial Statements.

PGIM Day One Underlying Funds	129

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Penn National Gaming, Inc.*	260	$8,801
Red Robin Gourmet Burgers, Inc.*	10	87
Royal Caribbean Cruises Ltd.	330	16,074
Ruth’s Hospitality Group, Inc.	30	201
Scientific Games Corp.*	80	1,406
Shake Shack, Inc. (Class A Stock)*	78	3,787
Six Flags Entertainment Corp.	130	2,261
Starbucks Corp.	2,289	175,177
Texas Roadhouse, Inc.	120	6,743
Wendy’s Co. (The)	340	7,881
Wingstop, Inc.	68	10,625
Wyndham Destinations, Inc.	140	3,724
Wyndham Hotels & Resorts, Inc.	170	7,507
Wynn Resorts Ltd.	208	15,065
Yum! Brands, Inc.	587	53,446

		922,909

Household Durables 0.5%
Cavco Industries, Inc.*	24	4,808
Century Communities, Inc.*	40	1,425
D.R. Horton, Inc.	640	42,342
Ethan Allen Interiors, Inc.	20	237
Garmin Ltd.	286	28,197
Helen of Troy Ltd.*	50	9,413
Installed Building Products, Inc.*	48	3,797
iRobot Corp.*	65	4,725
KB Home	150	5,046
La-Z-Boy, Inc.	80	2,277
Leggett & Platt, Inc.	260	10,423
Lennar Corp. (Class A Stock)	532	38,490
LGI Homes, Inc.*	52	5,934
M/I Homes, Inc.*	46	1,915
MDC Holdings, Inc.	87	3,900
Meritage Homes Corp.*	70	6,943
Mohawk Industries, Inc.*	127	10,141
Newell Brands, Inc.	736	12,070
NVR, Inc.*	7	27,511
PulteGroup, Inc.	490	21,364
Taylor Morrison Home Corp.*	200	4,690
Tempur Sealy International, Inc.*	90	7,286
Toll Brothers, Inc.	240	9,168

See Notes to Financial Statements.

130

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)
TopBuild Corp.*	72	$9,498
TRI Pointe Group, Inc.*	185	3,093
Tupperware Brands Corp.	80	1,234
Universal Electronics, Inc.*	30	1,382
Whirlpool Corp.	126	20,553

		297,862

Household Products 1.6%
Central Garden & Pet Co.*	20	757
Central Garden & Pet Co. (Class A Stock)*	48	1,663
Church & Dwight Co., Inc.	477	45,950
Clorox Co. (The)	252	59,601
Colgate-Palmolive Co.	1,670	128,924
Energizer Holdings, Inc.	146	7,319
Kimberly-Clark Corp.	672	102,171
Procter & Gamble Co. (The)	4,836	634,096
WD-40 Co.	33	6,486

		986,967

Independent Power & Renewable Electricity Producers 0.0%
AES Corp. (The)	1,290	19,647

Industrial Conglomerates 0.9%
3M Co.	1,132	170,332
Carlisle Cos., Inc.	115	13,694
General Electric Co.	16,990	103,129
Honeywell International, Inc.	1,376	205,533
Raven Industries, Inc.	40	865
Roper Technologies, Inc.	206	89,085

		582,638

Insurance 1.9%
Aflac, Inc.	1,398	49,727
Alleghany Corp.	32	16,714
Allstate Corp. (The)	610	57,578
Ambac Financial Group, Inc.*	55	704
American Equity Investment Life Holding Co.	190	4,836
American Financial Group, Inc.	158	9,602
American International Group, Inc.	1,670	53,674

See Notes to Financial Statements.

PGIM Day One Underlying Funds	131

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
AMERISAFE, Inc.	34	$2,158
Aon PLC (Class A Stock)	452	92,759
Arthur J Gallagher & Co.	370	39,771
Assurant, Inc.	130	13,971
Brighthouse Financial, Inc.*	180	5,101
Brown & Brown, Inc.	460	20,916
Chubb Ltd.	899	114,389
Cincinnati Financial Corp.	294	22,911
CNO Financial Group, Inc.	220	3,322
eHealth, Inc.*	60	4,148
Employers Holdings, Inc.	36	1,171
Everest Re Group Ltd.	86	18,816
First American Financial Corp.	210	10,712
Genworth Financial, Inc. (Class A Stock)*	800	1,632
Globe Life, Inc.	187	14,885
Hanover Insurance Group, Inc. (The)	88	8,965
Hartford Financial Services Group, Inc. (The)	700	29,624
HCI Group, Inc.	14	625
Horace Mann Educators Corp.	60	2,255
James River Group Holdings Ltd.	45	2,084
Kemper Corp.	131	10,286
Kinsale Capital Group, Inc.	40	7,796
Lincoln National Corp.	380	14,163
Loews Corp.	466	16,967
Marsh & McLennan Cos., Inc.	998	116,367
Mercury General Corp.	40	1,716
MetLife, Inc.	1,500	56,775
Old Republic International Corp.	550	8,838
Palomar Holdings, Inc.*	30	2,740
Primerica, Inc.	90	10,769
Principal Financial Group, Inc.	490	20,791
ProAssurance Corp.	90	1,323
Progressive Corp. (The)	1,158	104,614
Prudential Financial, Inc.(g)	770	48,795
Reinsurance Group of America, Inc.	142	12,105
RenaissanceRe Holdings Ltd. (Bermuda)	99	17,858
RLI Corp.	80	7,050
Safety Insurance Group, Inc.	28	2,119
Selective Insurance Group, Inc.	130	7,064
Stewart Information Services Corp.	63	2,643
Third Point Reinsurance Ltd. (Bermuda)*	80	623
Travelers Cos., Inc. (The)	498	56,981

See Notes to Financial Statements.

132

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
United Fire Group, Inc.	35	$888
United Insurance Holdings Corp.	30	222
Universal Insurance Holdings, Inc.	50	876
Unum Group	325	5,600
W.R. Berkley Corp.	293	18,093
Willis Towers Watson PLC	256	53,763

		1,210,875

Interactive Media & Services 4.8%
Alphabet, Inc. (Class A Stock)*	587	873,427
Alphabet, Inc. (Class C Stock)*	573	849,736
Facebook, Inc. (Class A Stock)*	4,709	1,194,532
QuinStreet, Inc.*	70	817
TripAdvisor, Inc.	150	3,034
Twitter, Inc.*	1,520	55,328
Yelp, Inc.*	110	2,748

		2,979,622

Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc.*	819	2,591,873
Booking Holdings, Inc.*	80	132,971
eBay, Inc.	1,280	70,758
Etsy, Inc.*	240	28,411
Expedia Group, Inc.	271	21,954
Grubhub, Inc.*	180	13,003
Liquidity Services, Inc.*	50	258
PetMed Express, Inc.	20	624
Shutterstock, Inc.	50	2,717
Stamps.com, Inc.*	33	8,589

		2,871,158

IT Services 4.9%
Accenture PLC (Class A Stock)	1,248	280,526
Akamai Technologies, Inc.*	320	35,981
Alliance Data Systems Corp.	75	3,327
Automatic Data Processing, Inc.	842	111,910
Broadridge Financial Solutions, Inc.	228	30,630
CACI International, Inc. (Class A Stock)*	56	11,638
Cardtronics PLC (Class A Stock)*	44	983

See Notes to Financial Statements.

PGIM Day One Underlying Funds	133

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)
Cognizant Technology Solutions Corp. (Class A Stock)	1,050	$71,736
CSG Systems International, Inc.	50	2,107
DXC Technology Co.	423	7,576
EVERTEC, Inc. (Puerto Rico)	100	3,105
ExlService Holdings, Inc.*	84	5,381
Fidelity National Information Services, Inc.	1,205	176,304
Fiserv, Inc.*	1,100	109,769
FleetCor Technologies, Inc.*	169	43,698
Gartner, Inc.*	190	23,682
Global Payments, Inc.	586	104,320
International Business Machines Corp.	1,745	214,530
Jack Henry & Associates, Inc.	150	26,745
KBR, Inc.	220	4,893
Leidos Holdings, Inc.	270	25,693
LiveRamp Holdings, Inc.*	110	5,013
ManTech International Corp. (Class A Stock)	56	3,897
Mastercard, Inc. (Class A Stock)	1,731	534,065
MAXIMUS, Inc.	140	10,389
NIC, Inc.	70	1,534
Paychex, Inc.	624	44,878
PayPal Holdings, Inc.*	2,302	451,353
Perficient, Inc.*	60	2,353
Perspecta, Inc.	221	4,729
Sabre Corp.	395	2,986
Science Applications International Corp.	99	7,918
Sykes Enterprises, Inc.*	40	1,098
TTEC Holdings, Inc.	20	949
Unisys Corp.*	60	713
VeriSign, Inc.*	201	42,548
Virtusa Corp.*	40	1,624
Visa, Inc. (Class A Stock)	3,303	628,891
Western Union Co. (The)	790	19,181
WEX, Inc.*	93	14,728

		3,073,381

Leisure Products 0.1%
Brunswick Corp.	170	11,387
Callaway Golf Co.	110	2,095
Hasbro, Inc.	250	18,190
Mattel, Inc.*	580	6,444
Polaris, Inc.	112	11,607

See Notes to Financial Statements.

134

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products (cont’d.)
Sturm Ruger & Co., Inc.	34	$2,767
Vista Outdoor, Inc.*	90	1,543
YETI Holdings, Inc.*	150	7,333

		61,366

Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	600	57,798
Bio-Rad Laboratories, Inc. (Class A Stock)*	45	23,620
Bio-Techne Corp.	77	21,187
Charles River Laboratories International, Inc.*	100	19,899
Illumina, Inc.*	292	111,591
IQVIA Holdings, Inc.*	355	56,229
Luminex Corp.	93	3,385
Medpace Holdings, Inc.*	60	7,161
Mettler-Toledo International, Inc.*	48	44,880
NeoGenomics, Inc.*	230	8,793
PerkinElmer, Inc.	228	27,112
PRA Health Sciences, Inc.*	122	13,000
Repligen Corp.*	90	13,582
Syneos Health, Inc.*	140	8,735
Thermo Fisher Scientific, Inc.	772	319,569
Waters Corp.*	123	26,217

		762,758

Machinery 1.7%
AGCO Corp.	140	9,188
Alamo Group, Inc.	24	2,475
Albany International Corp. (Class A Stock)	50	2,404
Astec Industries, Inc.	30	1,335
Barnes Group, Inc.	90	3,318
Caterpillar, Inc.	1,070	142,182
Chart Industries, Inc.*	68	4,660
CIRCOR International, Inc.*	46	1,206
Colfax Corp.*	140	4,071
Crane Co.	114	6,449
Cummins, Inc.	296	57,205
Deere & Co.	614	108,254
Donaldson Co., Inc.	250	12,085
Dover Corp.	282	29,026
Enerpac Tool Group Corp.	70	1,323

See Notes to Financial Statements.

PGIM Day One Underlying Funds	135

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
EnPro Industries, Inc.	30	$1,432
ESCO Technologies, Inc.	60	5,156
Federal Signal Corp.	100	3,091
Flowserve Corp.	270	7,525
Fortive Corp.	578	40,570
Franklin Electric Co., Inc.	93	5,027
Graco, Inc.	326	17,356
Greenbrier Cos., Inc. (The)	40	1,029
Hillenbrand, Inc.	114	3,332
IDEX Corp.	156	25,712
Illinois Tool Works, Inc.	565	104,519
Ingersoll Rand, Inc.*	667	21,071
ITT, Inc.	160	9,237
John Bean Technologies Corp.	70	6,563
Kennametal, Inc.	120	3,235
Lincoln Electric Holdings, Inc.	114	10,305
Lindsay Corp.	25	2,424
Lydall, Inc.*	10	162
Meritor, Inc.*	110	2,503
Middleby Corp. (The)*	120	9,967
Mueller Industries, Inc.	90	2,516
Nordson Corp.	100	19,363
Oshkosh Corp.	148	11,651
Otis Worldwide Corp.	795	49,878
PACCAR, Inc.	690	58,705
Parker-Hannifin Corp.	254	45,446
Pentair PLC	340	14,569
Proto Labs, Inc.*	67	8,048
Snap-on, Inc.	115	16,775
SPX Corp.*	70	2,940
SPX FLOW, Inc.*	100	4,008
Standex International Corp.	24	1,285
Stanley Black & Decker, Inc.	304	46,609
Tennant Co.	30	1,999
Terex Corp.	90	1,697
Timken Co. (The)	130	5,936
Titan International, Inc.	42	63
Toro Co. (The)	220	15,697
Trinity Industries, Inc.	140	2,734
Wabash National Corp.	30	342
Watts Water Technologies, Inc. (Class A Stock)	65	5,453
Westinghouse Air Brake Technologies Corp.	364	22,637

See Notes to Financial Statements.

136

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
Woodward, Inc.	110	$8,243
Xylem, Inc.	354	25,835

		1,037,826

Marine 0.0%
Kirby Corp.*	112	5,179
Matson, Inc.	70	2,549

		7,728

Media 1.2%
AMC Networks, Inc. (Class A Stock)*	70	1,617
Cable One, Inc.	12	21,871
Charter Communications, Inc. (Class A Stock)*	299	173,420
Comcast Corp. (Class A Stock)	8,886	380,321
Discovery, Inc. (Class A Stock)*	310	6,541
Discovery, Inc. (Class C Stock)*	550	10,422
DISH Network Corp. (Class A Stock)*	500	16,055
EW Scripps Co. (The) (Class A Stock)	50	569
Fox Corp. (Class A Stock)	670	17,266
Fox Corp. (Class B Stock)	270	6,958
Gannett Co., Inc.	105	155
Interpublic Group of Cos., Inc. (The)	750	13,537
John Wiley & Sons, Inc. (Class A Stock)	100	3,383
Meredith Corp.	60	862
New York Times Co. (The) (Class A Stock)	270	12,458
News Corp. (Class A Stock)	750	9,540
News Corp. (Class B Stock)	150	1,914
Omnicom Group, Inc.	420	22,567
Scholastic Corp.	30	718
TechTarget, Inc.*	30	1,089
TEGNA, Inc.	310	3,652
ViacomCBS, Inc. (Class B Stock)	1,051	27,399

		732,314

Metals & Mining 0.4%
Allegheny Technologies, Inc.*	185	1,608
Arconic Corp.*	157	2,558
Carpenter Technology Corp.	80	1,789
Century Aluminum Co.*	40	348

See Notes to Financial Statements.

PGIM Day One Underlying Funds	137

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Cleveland-Cliffs, Inc.	776	$4,020
Commercial Metals Co.	230	4,756
Compass Minerals International, Inc.	60	3,056
Freeport-McMoRan, Inc.	2,820	36,434
Haynes International, Inc.	16	294
Kaiser Aluminum Corp.	26	1,611
Materion Corp.	36	2,067
Newmont Corp.	1,560	107,952
Nucor Corp.	586	24,583
Olympic Steel, Inc.	20	212
Reliance Steel & Aluminum Co.	140	13,756
Royal Gold, Inc.	138	19,310
Steel Dynamics, Inc.	410	11,238
SunCoke Energy, Inc.	40	128
TimkenSteel Corp.*	30	110
United States Steel Corp.	340	2,264
Warrior Met Coal, Inc.	80	1,274
Worthington Industries, Inc.	50	1,871

		241,239

Mortgage Real Estate Investment Trusts (REITs) 0.0%
Apollo Commercial Real Estate Finance, Inc.	230	2,139
ARMOUR Residential REIT, Inc.	50	467
Capstead Mortgage Corp.	40	246
Granite Point Mortgage Trust, Inc.	60	407
Invesco Mortgage Capital, Inc.	271	832
KKR Real Estate Finance Trust, Inc.	40	666
New York Mortgage Trust, Inc.	445	1,166
PennyMac Mortgage Investment Trust	140	2,639
Ready Capital Corp.	52	417
Redwood Trust, Inc.	130	927

		9,906

Multiline Retail 0.5%
Big Lots, Inc.	90	3,541
Dollar General Corp.	500	95,200
Dollar Tree, Inc.*	479	44,715
Kohl’s Corp.	250	4,760
Macy’s, Inc.	450	2,727
Nordstrom, Inc.	166	2,272

See Notes to Financial Statements.

138

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
Ollie’s Bargain Outlet Holdings, Inc.*	110	$11,561
Target Corp.	994	125,125

		289,901

Multi-Utilities 0.9%
Ameren Corp.	480	38,515
Avista Corp.	120	4,456
Black Hills Corp.	120	6,943
CenterPoint Energy, Inc.	1,054	20,037
CMS Energy Corp.	560	35,941
Consolidated Edison, Inc.	652	50,093
Dominion Energy, Inc.	1,653	133,943
DTE Energy Co.	381	44,055
MDU Resources Group, Inc.	390	8,182
NiSource, Inc.	740	18,093
NorthWestern Corp.	90	5,063
Public Service Enterprise Group, Inc.	980	54,821
Sempra Energy	570	70,942
WEC Energy Group, Inc.	620	59,061

		550,145

Oil, Gas & Consumable Fuels 2.0%
Antero Midstream Corp.	470	2,665
Apache Corp.	730	11,205
Bonanza Creek Energy, Inc.*	30	546
Cabot Oil & Gas Corp.	690	12,903
Callon Petroleum Co.*	635	724
Chevron Corp.	3,654	306,717
Cimarex Energy Co.	166	4,060
CNX Resources Corp.*	280	2,702
Concho Resources, Inc.	398	20,911
ConocoPhillips	2,082	77,846
CONSOL Energy, Inc.*	55	323
Devon Energy Corp.	620	6,504
Diamondback Energy, Inc.	323	12,875
Dorian LPG Ltd.*	50	427
EOG Resources, Inc.	1,129	52,894
EQT Corp.	490	7,115
Equitrans Midstream Corp.	714	6,890
Exxon Mobil Corp.	8,252	347,244

See Notes to Financial Statements.

PGIM Day One Underlying Funds	139

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Green Plains, Inc.*	20	$259
Gulfport Energy Corp.*	220	222
Hess Corp.	510	25,097
HollyFrontier Corp.	260	7,150
Kinder Morgan, Inc.	3,770	53,157
Laredo Petroleum, Inc.*	8	121
Marathon Oil Corp.	1,530	8,400
Marathon Petroleum Corp.	1,263	48,247
Matador Resources Co.*	145	1,259
Murphy Oil Corp.	210	2,774
Noble Energy, Inc.	810	8,092
Oasis Petroleum, Inc.*	380	243
Occidental Petroleum Corp.	1,740	27,388
ONEOK, Inc.	850	23,723
Par Pacific Holdings, Inc.*	20	148
PBF Energy, Inc. (Class A Stock)	145	1,259
PDC Energy, Inc.*	137	1,954
Penn Virginia Corp.*	20	198
Phillips 66	847	52,531
Pioneer Natural Resources Co.	321	31,111
QEP Resources, Inc.	300	441
Range Resources Corp.	280	1,809
Renewable Energy Group, Inc.*	40	1,103
REX American Resources Corp.*	6	409
Ring Energy, Inc.*	50	55
SM Energy Co.	135	398
Southwestern Energy Co.*	810	1,968
Talos Energy, Inc.*	30	204
Valero Energy Corp.	798	44,871
Williams Cos., Inc. (The)	2,354	45,032
World Fuel Services Corp.	90	2,118
WPX Energy, Inc.*	600	3,582

		1,269,874

Paper & Forest Products 0.0%
Boise Cascade Co.	70	3,261
Clearwater Paper Corp.*	50	1,846
Domtar Corp.	90	1,889
Louisiana-Pacific Corp.	190	6,017
Mercer International, Inc. (Germany)	60	447
Neenah, Inc.	40	1,785

See Notes to Financial Statements.

140

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Paper & Forest Products (cont’d.)
P.H. Glatfelter Co.	20	$319
Schweitzer-Mauduit International, Inc.	60	1,952

		17,516

Personal Products 0.2%
Coty, Inc. (Class A Stock)	420	1,558
Edgewell Personal Care Co.*	80	2,391
Estee Lauder Cos., Inc. (The) (Class A Stock)	444	87,708
Inter Parfums, Inc.	30	1,227
Medifast, Inc.	38	6,351
Nu Skin Enterprises, Inc. (Class A Stock)	97	4,350
USANA Health Sciences, Inc.*	20	1,624

		105,209

Pharmaceuticals 3.7%
AMAG Pharmaceuticals, Inc.*	20	191
Amphastar Pharmaceuticals, Inc.*	20	400
ANI Pharmaceuticals, Inc.*	10	296
Bristol-Myers Squibb Co.	4,426	259,629
Catalent, Inc.*	315	27,512
Corcept Therapeutics, Inc.*	150	2,243
Eli Lilly & Co.	1,648	247,678
Endo International PLC*	260	905
Innoviva, Inc.*	70	948
Johnson & Johnson	5,167	753,142
Lannett Co., Inc.*	20	119
Merck & Co., Inc.	4,931	395,664
Mylan NV*	996	16,046
Nektar Therapeutics*	340	7,534
Pacira BioSciences, Inc.*	90	4,735
Perrigo Co. PLC	270	14,315
Pfizer, Inc.	10,838	417,046
Phibro Animal Health Corp. (Class A Stock)	20	464
Prestige Consumer Healthcare, Inc.*	80	2,975
Supernus Pharmaceuticals, Inc.*	70	1,559
Zoetis, Inc.	933	141,517

		2,294,918

See Notes to Financial Statements.

PGIM Day One Underlying Funds	141

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services 0.4%
ASGN, Inc.*	120	$8,215
CoreLogic, Inc.	170	11,587
Equifax, Inc.	238	38,689
Exponent, Inc.	100	8,406
Forrester Research, Inc.*	16	562
FTI Consulting, Inc.*	70	8,361
Heidrick & Struggles International, Inc.	20	405
IHS Markit Ltd.	780	62,969
Insperity, Inc.	70	4,680
Kelly Services, Inc. (Class A Stock)	20	296
Korn Ferry	100	2,810
ManpowerGroup, Inc.	133	9,149
Nielsen Holdings PLC	690	9,957
Resources Connection, Inc.	30	339
Robert Half International, Inc.	230	11,700
TrueBlue, Inc.*	25	386
Verisk Analytics, Inc.	317	59,821

		238,332

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	650	28,476
Jones Lang LaSalle, Inc.	115	11,375
Marcus & Millichap, Inc.*	30	817
RE/MAX Holdings, Inc. (Class A Stock)	20	647
Realogy Holdings Corp.	160	1,450
St. Joe Co. (The)*	50	1,031

		43,796

Road & Rail 0.9%
ArcBest Corp.	33	1,003
Avis Budget Group, Inc.*	90	2,331
CSX Corp.	1,517	108,223
Heartland Express, Inc.	40	811
J.B. Hunt Transport Services, Inc.	180	23,292
Kansas City Southern	190	32,652
Knight-Swift Transportation Holdings, Inc.	225	9,785
Landstar System, Inc.	90	10,960
Marten Transport Ltd.	93	2,476
Norfolk Southern Corp.	500	96,105
Old Dominion Freight Line, Inc.	190	34,736

See Notes to Financial Statements.

142

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Ryder System, Inc.	120	$4,396
Saia, Inc.*	60	7,167
Union Pacific Corp.	1,335	231,422
Werner Enterprises, Inc.	103	4,530

		569,889

Semiconductors & Semiconductor Equipment 4.4%
Advanced Energy Industries, Inc.*	66	4,856
Advanced Micro Devices, Inc.*	2,300	178,089
Analog Devices, Inc.	718	82,462
Applied Materials, Inc.	1,786	114,893
Axcelis Technologies, Inc.*	30	883
Broadcom, Inc.	784	248,332
Brooks Automation, Inc.	130	7,078
Cabot Microelectronics Corp.	72	10,852
CEVA, Inc.*	56	2,251
Cirrus Logic, Inc.*	130	8,909
Cohu, Inc.	55	1,036
Cree, Inc.*	223	15,369
Diodes, Inc.*	80	4,116
DSP Group, Inc.*	40	594
Enphase Energy, Inc.*	170	10,261
First Solar, Inc.*	140	8,337
FormFactor, Inc.*	125	3,605
Ichor Holdings Ltd.*	30	985
Intel Corp.	8,261	394,298
KLA Corp.	307	61,348
Kulicke & Soffa Industries, Inc. (Singapore)	130	3,081
Lam Research Corp.	288	108,622
Maxim Integrated Products, Inc.	520	35,407
MaxLinear, Inc.*	140	3,549
Microchip Technology, Inc.	483	49,136
Micron Technology, Inc.*	2,188	109,520
MKS Instruments, Inc.	115	14,656
Monolithic Power Systems, Inc.	85	22,526
NVIDIA Corp.	1,207	512,480
Onto Innovation, Inc.*	84	3,177
PDF Solutions, Inc.*	30	737
Photronics, Inc.*	60	713
Power Integrations, Inc.	63	7,688
Qorvo, Inc.*	224	28,706

See Notes to Financial Statements.

PGIM Day One Underlying Funds	143

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
QUALCOMM, Inc.	2,212	$233,609
Rambus, Inc.*	150	2,214
Semtech Corp.*	140	7,802
Silicon Laboratories, Inc.*	90	9,046
Skyworks Solutions, Inc.	330	48,041
SMART Global Holdings, Inc.*	20	558
SolarEdge Technologies, Inc.*	110	19,261
Synaptics, Inc.*	70	5,601
Teradyne, Inc.	324	28,823
Texas Instruments, Inc.	1,791	228,442
Ultra Clean Holdings, Inc.*	35	1,053
Universal Display Corp.	90	15,700
Veeco Instruments, Inc.*	25	338
Xilinx, Inc.	474	50,884

		2,709,924

Software 8.0%
8x8, Inc.*	140	2,226
ACI Worldwide, Inc.*	230	6,162
Adobe, Inc.*	946	420,327
Agilysys, Inc.*	40	838
Alarm.com Holdings, Inc.*	90	6,304
ANSYS, Inc.*	172	53,423
Autodesk, Inc.*	432	102,138
Blackbaud, Inc.	112	7,004
Bottomline Technologies DE, Inc.*	90	4,343
Cadence Design Systems, Inc.*	550	60,087
CDK Global, Inc.	240	10,910
Ceridian HCM Holding, Inc.*	200	15,658
Citrix Systems, Inc.	230	32,835
CommVault Systems, Inc.*	68	2,997
Ebix, Inc.	28	618
Fair Isaac Corp.*	58	25,473
Fortinet, Inc.*	270	37,341
Intuit, Inc.	514	157,474
J2 Global, Inc.*	81	4,594
LivePerson, Inc.*	140	6,017
LogMeIn, Inc.	107	9,182
Manhattan Associates, Inc.*	120	11,495
Microsoft Corp.	14,828	3,039,888
MicroStrategy, Inc. (Class A Stock)*	16	1,983

See Notes to Financial Statements.

144

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)
NortonLifeLock, Inc.	1,050	$22,523
OneSpan, Inc.*	30	934
Oracle Corp.	4,080	226,236
Paycom Software, Inc.*	95	27,015
Paylocity Holding Corp.*	80	10,656
Progress Software Corp.	78	2,719
PTC, Inc.*	210	17,968
Qualys, Inc.*	78	9,631
salesforce.com, Inc.*	1,765	343,910
ServiceNow, Inc.*	375	164,700
SPS Commerce, Inc.*	76	5,713
Synopsys, Inc.*	300	59,766
Teradata Corp.*	170	3,570
Tyler Technologies, Inc.*	82	29,295
Xperi Holding Corp.	215	3,965

		4,947,918

Specialty Retail 2.3%
Aaron’s, Inc.	150	7,827
Abercrombie & Fitch Co. (Class A Stock)	100	963
Advance Auto Parts, Inc.	138	20,719
American Eagle Outfitters, Inc.	240	2,400
America’s Car-Mart, Inc.*	10	952
Asbury Automotive Group, Inc.*	38	3,806
AutoNation, Inc.*	109	5,596
AutoZone, Inc.*	46	55,541
Barnes & Noble Education, Inc.*	40	85
Bed Bath & Beyond, Inc.	190	2,056
Best Buy Co., Inc.	446	44,417
Boot Barn Holdings, Inc.*	40	774
Buckle, Inc. (The)	20	321
Caleres, Inc.	53	334
CarMax, Inc.*	315	30,546
Cato Corp. (The) (Class A Stock)	20	144
Chico’s FAS, Inc.	110	140
Children’s Place, Inc. (The)	24	586
Conn’s, Inc.*	30	299
Designer Brands, Inc. (Class A Stock)	90	532
Dick’s Sporting Goods, Inc.	110	5,018
Express, Inc.*	30	30
Five Below, Inc.*	120	13,069

See Notes to Financial Statements.

PGIM Day One Underlying Funds	145

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Foot Locker, Inc.	180	$5,290
GameStop Corp. (Class A Stock)*	30	120
Gap, Inc. (The)	320	4,278
Genesco, Inc.*	30	467
Group 1 Automotive, Inc.	36	3,025
Guess?, Inc.	40	414
Haverty Furniture Cos., Inc.	20	284
Hibbett Sports, Inc.*	10	232
Home Depot, Inc. (The)	2,105	558,856
L Brands, Inc.	450	10,984
Lithia Motors, Inc. (Class A Stock)	50	11,457
Lowe’s Cos., Inc.	1,474	219,493
Lumber Liquidators Holdings, Inc.*	30	670
MarineMax, Inc.*	26	721
Michaels Cos., Inc. (The)*	110	790
Monro, Inc.	83	4,673
Murphy USA, Inc.*	54	7,150
ODP Corp. (The)	69	1,523
O’Reilly Automotive, Inc.*	145	69,220
Rent-A-Center, Inc.	80	2,314
RH*	40	11,497
Ross Stores, Inc.	698	62,590
Sally Beauty Holdings, Inc.*	172	1,997
Shoe Carnival, Inc.	20	491
Signet Jewelers Ltd.	80	859
Sleep Number Corp.*	40	1,860
Sonic Automotive, Inc. (Class A Stock)	60	2,287
Tiffany & Co.	212	26,576
TJX Cos., Inc. (The)	2,330	121,137
Tractor Supply Co.	240	34,258
Ulta Beauty, Inc.*	112	21,615
Urban Outfitters, Inc.*	100	1,654
Williams-Sonoma, Inc.	160	13,939
Zumiez, Inc.*	20	462

		1,399,338

Technology Hardware, Storage & Peripherals 5.7%
3D Systems Corp.*	140	923
Apple, Inc.	7,965	3,385,443
Diebold Nixdorf, Inc.*	60	418
Hewlett Packard Enterprise Co.	2,494	24,616

See Notes to Financial Statements.

146

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)
HP, Inc.	2,770	$48,697
NCR Corp.*	184	3,391
NetApp, Inc.	430	19,049
Seagate Technology PLC	460	20,801
Western Digital Corp.	582	25,084
Xerox Holdings Corp.	297	4,945

		3,533,367

Textiles, Apparel & Luxury Goods 0.6%
Capri Holdings Ltd.*	230	3,446
Carter’s, Inc.	90	7,085
Columbia Sportswear Co.	70	5,309
Crocs, Inc.*	110	3,954
Deckers Outdoor Corp.*	61	12,764
Fossil Group, Inc.*	40	132
G-III Apparel Group Ltd.*	60	593
Hanesbrands, Inc.	673	9,510
Kontoor Brands, Inc.	71	1,360
Movado Group, Inc.	20	193
NIKE, Inc. (Class B Stock)	2,428	236,997
Oxford Industries, Inc.	30	1,288
PVH Corp.	138	6,715
Ralph Lauren Corp.	90	6,417
Skechers U.S.A., Inc. (Class A Stock)*	270	7,906
Steven Madden Ltd.	120	2,542
Tapestry, Inc.	448	5,985
Under Armour, Inc. (Class A Stock)*	270	2,840
Under Armour, Inc. (Class C Stock)*	280	2,657
Unifi, Inc.*	20	239
Vera Bradley, Inc.*	30	132
VF Corp.	623	37,604
Wolverine World Wide, Inc.	130	3,125

		358,793

Thrifts & Mortgage Finance 0.0%
Axos Financial, Inc.*	64	1,434
Essent Group Ltd.	220	7,883
Flagstar Bancorp, Inc.	40	1,255
HomeStreet, Inc.	30	793
Meta Financial Group, Inc.	42	784

See Notes to Financial Statements.

PGIM Day One Underlying Funds	147

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
New York Community Bancorp, Inc.	900	$9,477
NMI Holdings, Inc. (Class A Stock)*	135	2,095
Northfield Bancorp, Inc.	30	288
Northwest Bancshares, Inc.	170	1,675
Provident Financial Services, Inc.	90	1,229
TrustCo Bank Corp.	50	290
Walker & Dunlop, Inc.	52	2,621
Washington Federal, Inc.	110	2,567

		32,391

Tobacco 0.6%
Altria Group, Inc.	3,646	150,033
Philip Morris International, Inc.	3,048	234,117
Universal Corp.	38	1,602
Vector Group Ltd.	178	1,570

		387,322

Trading Companies & Distributors 0.2%
Applied Industrial Technologies, Inc.	90	5,681
DXP Enterprises, Inc.*	20	337
Fastenal Co.	1,110	52,214
Foundation Building Materials, Inc.*	30	412
GATX Corp.	60	3,659
GMS, Inc.*	60	1,406
MSC Industrial Direct Co., Inc. (Class A Stock)	100	6,601
NOW, Inc.*	150	1,182
United Rentals, Inc.*	156	24,238
Univar Solutions, Inc.*	240	4,241
Veritiv Corp.*	6	92
W.W. Grainger, Inc.	88	30,055
Watsco, Inc.	65	15,344

		145,462

Water Utilities 0.1%
American States Water Co.	70	5,381
American Water Works Co., Inc.	358	52,723
California Water Service Group	80	3,750
Essential Utilities, Inc.	430	19,500

		81,354

See Notes to Financial Statements.

148

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.2%
Shenandoah Telecommunications Co.	100	$5,027
Spok Holdings, Inc.	30	301
Telephone & Data Systems, Inc.	120	2,330
T-Mobile US, Inc.*	1,150	123,487

		131,145

TOTAL COMMON STOCKS (cost $44,921,753)		57,435,664

EXCHANGE-TRADED FUNDS 3.7%
iShares Core S&P 500 ETF	6,550	2,147,221
iShares Core S&P Mid-Cap ETF	500	92,965
iShares Core S&P Small-Cap ETF	1,000	71,210

TOTAL EXCHANGE-TRADED FUNDS (cost $2,016,409)		2,311,396

	Units

WARRANTS* 0.0%

Oil, Gas & Consumable Fuels
Occidental Petroleum Corp. expiring 08/03/27 (cost $0)	191	1,070

TOTAL LONG-TERM INVESTMENTS (cost $46,938,162)		59,748,130

	Shares

SHORT-TERM INVESTMENTS 4.0%

AFFILIATED MUTUAL FUNDS 3.6%
PGIM Core Ultra Short Bond Fund(w)	2,241,935	2,241,935
PGIM Institutional Money Market Fund (cost $200; includes $200 of cash collateral for securities on loan)(b)(w)	200	200

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,242,135)		2,242,135

See Notes to Financial Statements.

PGIM Day One Underlying Funds	149

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(k)(n) 0.4%
U.S. Treasury Bills	0.090%	02/25/21	50	$49,970
U.S. Treasury Bills	0.150	09/17/20	200	199,978

TOTAL U.S. TREASURY OBLIGATIONS (cost $249,935)				249,948

TOTAL SHORT-TERM INVESTMENTS (cost $2,492,070)				2,492,083

TOTAL INVESTMENTS 100.2% (cost $49,430,232)				62,240,213
Liabilities in excess of other assets(z) (0.2)%				(131,928)

NET ASSETS 100.0%				$62,108,285

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $78; cash collateral of $200 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	Russell 2000 E-Mini Index	Sep. 2020	$73,890	$ 2,098

See Notes to Financial Statements.

150

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Futures contracts outstanding at July 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
13	S&P 500 E-Mini Index	Sep. 2020	$2,121,275	$89,628
1	S&P Mid Cap 400 E-Mini Index	Sep. 2020	186,050	7,888

				$99,614

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$249,948

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$907,504	$ —	$—
Air Freight & Logistics	355,708	—	—
Airlines	104,686	—	—
Auto Components	123,754	—	—
Automobiles	136,732	—	—
Banks	2,094,077	—	—
Beverages	907,386	—	—
Biotechnology	1,282,275	—	—
Building Products	317,363	—	—
Capital Markets	1,504,141	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds	151

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Chemicals	$1,086,897	$ —	$—
Commercial Services & Supplies	307,025	—	—
Communications Equipment	550,049	—	—
Construction & Engineering	75,558	—	—
Construction Materials	65,089	—	—
Consumer Finance	259,476	—	—
Containers & Packaging	202,451	—	—
Distributors	71,199	—	—
Diversified Consumer Services	46,947	—	—
Diversified Financial Services	750,872	—	—
Diversified Telecommunication Services	914,820	—	—
Electric Utilities	1,073,318	—	—
Electrical Equipment	312,594	—	—
Electronic Equipment, Instruments & Components	457,766	—	—
Energy Equipment & Services	124,677	—	—
Entertainment	1,098,326	—	—
Equity Real Estate Investment Trusts (REITs)	1,839,346	—	—
Food & Staples Retailing	844,568	—	—
Food Products	681,924	—	—
Gas Utilities	80,912	—	—
Health Care Equipment & Supplies	2,291,309	—	—
Health Care Providers & Services	1,601,832	—	—
Health Care Technology	60,293	—	—
Hotels, Restaurants & Leisure	922,909	—	—
Household Durables	297,862	—	—
Household Products	986,967	—	—
Independent Power & Renewable Electricity Producers	19,647	—	—
Industrial Conglomerates	582,638	—	—
Insurance	1,210,875	—	—
Interactive Media & Services	2,979,622	—	—
Internet & Direct Marketing Retail	2,871,158	—	—
IT Services	3,073,381	—	—
Leisure Products	61,366	—	—
Life Sciences Tools & Services	762,758	—	—
Machinery	1,037,826	—	—
Marine	7,728	—	—
Media	732,314	—	—
Metals & Mining	241,239	—	—
Mortgage Real Estate Investment Trusts (REITs)	9,906	—	—
Multiline Retail	289,901	—	—
Multi-Utilities	550,145	—	—
Oil, Gas & Consumable Fuels	1,269,874	—	—
Paper & Forest Products	17,516	—	—

See Notes to Financial Statements.

152

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Personal Products	$105,209	$ —	$—
Pharmaceuticals	2,294,918	—	—
Professional Services	238,332	—	—
Real Estate Management & Development	43,796	—	—
Road & Rail	569,889	—	—
Semiconductors & Semiconductor Equipment	2,709,924	—	—
Software	4,947,918	—	—
Specialty Retail	1,399,338	—	—
Technology Hardware, Storage & Peripherals	3,533,367	—	—
Textiles, Apparel & Luxury Goods	358,793	—	—
Thrifts & Mortgage Finance	32,391	—	—
Tobacco	387,322	—	—
Trading Companies & Distributors	145,462	—	—
Water Utilities	81,354	—	—
Wireless Telecommunication Services	131,145	—	—
Exchange-Traded Funds	2,311,396	—	—
Warrants	1,070	—	—
Affiliated Mutual Funds	2,242,135	—	—
U.S. Treasury Obligations	—	249,948	—

Total	$61,990,265	$249,948	$—

Other Financial Instruments*
Assets
Futures Contracts	$99,614	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2020 were as follows (unaudited):

Software	8.0%
Technology Hardware, Storage & Peripherals	5.7
IT Services	4.9
Interactive Media & Services	4.8
Internet & Direct Marketing Retail	4.6
Semiconductors & Semiconductor Equipment	4.4
Exchange-Traded Funds	3.7

Pharmaceuticals	3.7%
Health Care Equipment & Supplies	3.7
Affiliated Mutual Funds (0.0% represents investments purchased with collateral from securities on loan)	3.6
Banks	3.4
Equity Real Estate Investment Trusts (REITs)	3.0
Health Care Providers & Services	2.6

See Notes to Financial Statements.

PGIM Day One Underlying Funds	153

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Industry Classification (continued):

Capital Markets	2.4%
Specialty Retail	2.3
Biotechnology	2.1
Oil, Gas & Consumable Fuels	2.0
Insurance	1.9
Entertainment	1.8
Chemicals	1.7
Electric Utilities	1.7
Machinery	1.7
Household Products	1.6
Hotels, Restaurants & Leisure	1.5
Diversified Telecommunication Services	1.5
Aerospace & Defense	1.5
Beverages	1.5
Food & Staples Retailing	1.4
Life Sciences Tools & Services	1.2
Diversified Financial Services	1.2
Media	1.2
Food Products	1.1
Industrial Conglomerates	0.9
Road & Rail	0.9
Multi-Utilities	0.9
Communications Equipment	0.9
Electronic Equipment, Instruments & Components	0.7
Tobacco	0.6
Textiles, Apparel & Luxury Goods	0.6
Air Freight & Logistics	0.6
Building Products	0.5
Electrical Equipment	0.5
Commercial Services & Supplies	0.5
Household Durables	0.5
Multiline Retail	0.5
Consumer Finance	0.4
U.S. Treasury Obligations	0.4

Metals & Mining	0.4%
Professional Services	0.4
Containers & Packaging	0.3
Trading Companies & Distributors	0.2
Automobiles	0.2
Wireless Telecommunication Services	0.2
Energy Equipment & Services	0.2
Auto Components	0.2
Personal Products	0.2
Airlines	0.2
Water Utilities	0.1
Gas Utilities	0.1
Construction & Engineering	0.1
Distributors	0.1
Construction Materials	0.1
Leisure Products	0.1
Health Care Technology	0.1
Diversified Consumer Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Paper & Forest Products	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Marine	0.0	*

	100.2
Liabilities in excess of other assets	(0.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

154

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Fair values of derivative instruments as of July 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$99,614	*	—	$—
Equity contracts	Unaffiliated investments	1,070		—	—

		$100,684			$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$146	$261,110

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures
Equity contracts	$17	$1,070	$63,230

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$1,865,398

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	155

PGIM QMA US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2020

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$78	$(78)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

156

PGIM QMA US Broad Market Index Fund

Statement of Assets & Liabilities

as of July 31, 2020

Assets
Investments at value, including securities on loan of $78:
Unaffiliated investments (cost $47,116,689)	$59,949,283
Affiliated investments (cost $2,313,543)	2,290,930
Cash	104
Receivable for Fund shares sold	117,599
Receivable for investments sold	80,153
Dividends and interest receivable	53,714
Due from Manager	11,683
Due from broker—variation margin futures	7,390

Total Assets	62,510,856

Liabilities
Payable for investments purchased	225,799
Payable for Fund shares reacquired	111,557
Audit fee payable	24,482
Custodian and accounting fees payable	22,844
Accrued expenses and other liabilities	16,708
Trustees’ fees payable	911
Payable to broker for collateral for securities on loan	200
Affiliated transfer agent fee payable	70

Total Liabilities	402,571

Net Assets	$62,108,285

Net assets were comprised of:
Shares of beneficial interest, at par	$4,197
Paid-in capital in excess of par	49,968,927
Total distributable earnings (loss)	12,135,161

Net assets, July 31, 2020	$62,108,285

Class R6
Net asset value, offering price and redemption price per share, ($62,108,285 ÷ 4,197,410 shares of beneficial interest issued and outstanding)	$14.80

See Notes to Financial Statements.

PGIM Day One Underlying Funds	157

PGIM QMA US Broad Market Index Fund

Statement of Operations

Year Ended July 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $18 foreign withholding tax)	$915,594
Affiliated dividend income	28,693
Interest income	1,709
Income from securities lending, net (including affiliated income of $20)	107

Total income	946,103

Expenses
Management fee	89,260
Custodian and accounting fees	71,812
Audit fee	24,482
Shareholders’ reports	23,136
Legal fees and expenses	18,109
Trustees’ fees	11,148
Commitment fee on syndicated credit agreement	2,424
Insurance expense	1,000
SEC registration fees	700
Transfer agent’s fees and expenses (including affiliated expense of $461)	573
Registration fees	249
Miscellaneous	12,510

Total expenses	255,403
Less: Fee waiver and/or expense reimbursement	(156,227)

Net expenses	99,176

Net investment income (loss)	846,927

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,480))	(1,250,951)
Futures transactions	261,110

(989,841)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(21,331))	5,471,057
Futures	63,230

5,534,287

Net gain (loss) on investment transactions	4,544,446

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,391,373

See Notes to Financial Statements.

158

PGIM QMA US Broad Market Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,
	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$846,927	$724,657
Net realized gain (loss) on investment transactions	(989,841)	(137,799)
Net change in unrealized appreciation (depreciation) on investments	5,534,287	2,247,372

Net increase (decrease) in net assets resulting from operations	5,391,373	2,834,230

Dividends and Distributions
Distributions from distributable earnings
Class R6	(851,368)	(830,039)

Fund share transactions
Net proceeds from shares sold	29,074,039	16,428,009
Net asset value of shares issued in reinvestment of dividends and distributions	851,368	830,039
Cost of shares reacquired	(17,490,670)	(11,148,657)

Net increase (decrease) in net assets from Fund share transactions	12,434,737	6,109,391

Total increase (decrease)	16,974,742	8,113,582

Net Assets:
Beginning of year	45,133,543	37,019,961

End of year	$62,108,285	$45,133,543

See Notes to Financial Statements.

PGIM Day One Underlying Funds	159

Notes to Financial Statements/Consolidated Financial Statements

1. Organization

Prudential Investment Portfolios 2 (“PIP2”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PIP2 consists of eleven separate series: PGIM Core Conservative Bond Fund, PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund, PGIM Institutional Money Market Fund, PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Emerging Markets Equity Fund, PGIM QMA International Developed Markets Index Fund, PGIM QMA Mid-Cap Core Equity Fund, PGIM QMA US Broad Market Index Fund and PGIM TIPS Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Commodity Strategies Fund (the “Commodity Strategies Fund”), which is a non-diversified fund for purposes of the 1940 Act and may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. PIP2’s Board of Trustees has oversight responsibility for the investment activities of the Commodity Strategies Fund, including its investment in the Cayman Subsidiary, and the Commodity Strategies Fund’s role as sole shareholder of the Cayman Subsidiary. Except as otherwise described herein, the Cayman Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund. The consolidated financial statements of the Commodity Strategies Fund include the financial results of its wholly-owned subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise

160

subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategies Fund. The portion of the Commodity Strategies Fund’s or Cayman Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposures could be substantial.

To the extent of the Commodity Strategies Fund’s investment through the Cayman Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Cayman Subsidiary invests. By investing in the Cayman Subsidiary, the Commodity Strategies Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The derivatives and other investments held by the Cayman Subsidiary are generally similar to those that are permitted to be held by the Commodity Strategies Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools in accordance with Commodity Futures Trading Commission rule amendments.

As of July 31, 2020, the Cayman Subsidiary had net assets of $7,308,921 representing 19.0% of the Commodity Strategies Fund’s net assets.

The Funds have the following investment objective(s) and Subadviser(s):

Fund	Objective(s)	Subadviser(s)
PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.	Jennison Associates, LLC (“Jennison”)(a wholly-owned subsidiary of PGIM, Inc)
PGIM Core Conservative Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Bond Index over full market cycles.	PGIM Limited and PGIM Fixed Income, a business unit of PGIM, Inc.
PGIM TIPS Fund	Outperform the Bloomberg Barclays US Treasury Inflation-Protected Index.	PGIM Fixed Income
PGIM QMA Commodity Strategies Fund	Generate returns over time in excess of the Bloomberg Commodity Index.	QMA LLC (“QMA”)(a wholly-owned subsidiary of PGIM, Inc.)
PGIM QMA Mid-Cap Core Equity Fund	Outperform the S&P Mid-Cap 400 Index.	QMA
PGIM QMA US Broad Market Index Fund	Seek to provide investment results that approximate the performance of the S&P Composite 1500 Index.	QMA

2. Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Funds consistently follow

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Notes to Financial Statements/Consolidated Financial Statements

such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. PIP2’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures (Consolidated Schedule of Investments for Commodity Strategies).

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

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Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Funds are valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end (other than exchange-traded mutual funds) funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

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Notes to Financial Statements/Consolidated Financial Statements

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Funds’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Funds’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Funds do isolate the effect of

164

fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Commodity Strategies Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Commodity Strategies Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations

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Notes to Financial Statements/Consolidated Financial Statements

in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as net realized gain (loss) on futures transactions.

The Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: PIP2, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities (Consolidated Statement of Assets and Liabilities for Commodity Strategies).

Warrants and Rights: Certain Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

166

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated

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Notes to Financial Statements/Consolidated Financial Statements

account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Certain Funds invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: PGIM Core Conservative Bond Fund and PGIM TIPS Fund declare daily dividends from net investment income and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA Mid-Cap Core Equity Fund and PGIM QMA US Broad Market Index Fund expect to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

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Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

PIP2, on behalf of the Funds, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. At July 31, 2020, PGIM Investments has engaged the firms referenced in Note 1 as Subadvisers for their respective Funds. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Funds. PGIM Investments administers the corporate affairs of the Funds and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian and the Funds’ transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Funds. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Funds, including, but not limited to, the custodian, transfer agent, and accounting agent.

The management fee payable to the Manager is accrued daily and payable monthly at an annual rate of the Funds’ average daily net assets specified below and PGIM Investments, in turn, pays each subadviser a fee for its services.

Fund	Management Fee	Effective Management Fee	Fee Waivers and/or Expense Limitations through November 30, 2021
PGIM Jennison Small-Cap Core Equity Fund	0.75%	0.18%	contractually limit expenses to 0.95%
PGIM Core Conservative Bond Fund	0.27	0.10	contractually limit expenses to 0.50%
PGIM TIPS Fund	0.23	0.05	contractually limit expenses to 0.40%
PGIM QMA Commodity Strategies Fund	0.46	0.33	contractually limit expenses to 0.80%*
PGIM QMA Mid-Cap Core Equity Fund	0.50	0.03	contractually limit expenses to 0.85%
PGIM QMA US Broad Market Index Fund	0.18	—#	contractually limit expenses to 0.20%

# The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.

* The Manager has contractually agreed to waive any management fees it receives for the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in

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Notes to Financial Statements/Consolidated Financial Statements

the Cayman Subsidiary.

PIP2, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Funds. No distribution or service fees are paid to PIMS as distributor of the Class R6 shares of the Funds.

PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”). Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Funds’ Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Funds’ Rule 17a-7 procedures. For the year ended July 31, 2020, no 17a-7 transactions were entered into by the Funds.

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5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2020, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Jennison Small-Cap Core Equity Fund	$12,394,773	$9,370,770
PGIM Core Conservative Bond Fund	53,828,280	44,372,142
PGIM TIPS Fund	47,818,480	39,232,029
PGIM QMA Commodity Strategies Fund	—	—
PGIM QMA Mid-Cap Core Equity Fund	30,820,604	23,614,898
PGIM QMA US Broad Market Index Fund	22,379,191	10,798,180

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended July 31, 2020, is presented as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$615,758	$9,192,931	$9,133,112	$—	$—	$675,577	675,577	$10,983

PGIM Institutional Money Market Fund*
154,484	3,821,217	3,710,239	433	(361)	265,534	265,561	2,173	**

$770,242	$13,014,148	$12,843,351	$433	$(361)	$941,111		$13,156

PGIM Core Conservative Bond Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$1,058,262	$31,461,446	$27,502,104	$—	$—	$5,017,604	5,017,604	$23,815

PGIM Institutional Money Market Fund*
—	102,332	102,332	—	—	—	—	4	**

$1,058,262	$31,563,778	$27,604,436	$—	$—	$5,017,604		$23,819

PGIM TIPS Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$263,675	$28,915,672	$28,402,605	$—	$—	$776,742	776,742	$3,140

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Notes to Financial Statements/Consolidated Financial Statements

PGIM QMA Mid-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$53,552	$11,375,120	$11,384,692	$—	$—	$43,980	43,980	$1,978

PGIM Institutional Money Market Fund*
—	81,841	81,836	—	(5)	—	—	31	**

$53,552	$11,456,961	$11,466,528	$—	$(5)	$43,980		$2,009

PGIM QMA US Broad Market Index Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$1,696,386	$28,126,708	$27,581,159	$—	$—	$2,241,935	2,241,935	$25,897

PGIM Institutional Money Market Fund*
—	27,644	27,437	—	(7)	200	200	20	**

Prudential Financial Inc.
65,852	12,157	3,410	(21,331)	(4,473)	48,795	770	2,796

$1,762,238	$28,166,509	$27,612,006	$(21,331)	$(4,480)	$2,290,930		$28,713

*	The Fund did not have any capital gain distributions during the reporting period.
**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par.

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For the year ended July 31, 2020, the adjustments were as follows:

Fund	Total Distributable Earnings	Paid-in Capital in Excess of Par
PGIM Jennison Small-Cap Core Equity Fund (a)	$9,021	$(9,021)

(a) Write-off of Net Operating Loss

No other fund had any adjustments made.

Net investment income or loss, net realized gains or losses on investment transactions and net assets were not affected by these adjustments.

For the year ended July 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
PGIM Jennison Small-Cap Core Equity Fund	$—	$ —	$ —	$ —
PGIM Core Conservative Bond Fund	1,252,954	—	—	1,252,954
PGIM TIPS Fund	452,976	97,873	—	550,849
PGIM QMA Commodity Strategies Fund	227,598	—	6,154	233,752
PGIM QMA Mid-Cap Core Equity Fund	170,308	—	—	170,308
PGIM QMA US Broad Market Index Fund	822,301	29,067	—	851,368

For the year ended July 31, 2019, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
PGIM Jennison Small-Cap Core Equity Fund	$320,529	$582,054	$7,281	$ 909,864
PGIM Core Conservative Bond Fund	1,203,449	—	—	1,203,449
PGIM TIPS Fund	827,770	—	—	827,770
PGIM QMA Commodity Strategies Fund	530,351	—	—	530,351
PGIM QMA Mid-Cap Core Equity Fund	420,188	351,376	—	771,564
PGIM QMA US Broad Market Index Fund	715,900	114,139	—	830,039

For the year ended July 31, 2020, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Small-Cap Core Equity Fund	$ —	$ —
PGIM Core Conservative Bond Fund	98,349	278,570
PGIM TIPS Fund	—	615,015
PGIM QMA Commodity Strategies Fund	—	—
PGIM QMA Mid-Cap Core Equity Fund	70,005	—
PGIM QMA US Broad Market Index Fund	622,936	246,035

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Notes to Financial Statements/Consolidated Financial Statements

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2020 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM Jennison Small-Cap Core Equity Fund	$18,257,603	$ 5,663,622	$(1,792,973)	$ 3,870,649
PGIM Core Conservative Bond Fund	57,523,669	3,981,146	(67,800)	3,913,346
PGIM TIPS Fund	46,432,055	2,952,871	(77,894)	2,874,977
PGIM QMA Commodity Strategies Fund	44,794,084	1,631	(4,691,444)	(4,689,813)
PGIM QMA Mid-Cap Core Equity Fund	20,436,570	2,395,174	(1,551,053)	844,121
PGIM QMA US Broad Market Index Fund	51,073,637	16,370,579	(5,104,389)	11,266,190

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other book to tax differences.

For federal income tax purposes, the following Funds had a capital loss carryforward as of July 31, 2020 which can be carried forward for an unlimited period. The PGIM Core Conservative Bond Fund and PGIM TIPS Fund utilized approximately $385,000 and $263,000, respectively, of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward
PGIM Jennison Small-Cap Core Equity Fund	$ 427,000
PGIM QMA Commodity Strategies Fund	1,000
PGIM QMA Mid-Cap Core Equity Fund	1,984,000

The PGIM Jennison Small-Cap Core Equity Fund elected to treat late year ordinary losses of approximately $45,000 as having been incurred the following fiscal year (July 31, 2021). The PGIM QMA Commodity Strategies Fund elected to treat late year ordinary losses of approximately $48,000 as having been incurred the following fiscal year (July 31, 2021).

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for

174

Commodity Strategies) for the current reporting period. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Capital and Ownership

The Funds offer Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

PIP2 has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of July 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund–Class R6	1,718,077	100.0%
PGIM Core Conservative Bond Fund–Class R6	5,362,279	100.0
PGIM TIPS Fund–Class R6	4,566,413	100.0
PGIM QMA Commodity Strategies Fund–Class R6	4,620,654	100.0
PGIM QMA Mid-Cap Core Equity Fund–Class R6	2,141,007	100.0
PGIM QMA US Broad Market Index Fund–Class R6	4,197,410	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund	4	80.7%	—	—%
PGIM Core Conservative Bond Fund	5	87.5	—	—
PGIM TIPS Fund	7	98.4	—	—
PGIM QMA Commodity Strategies Fund	6	86.1	—	—
PGIM QMA Mid-Cap Core Equity Fund	9	95.9	—	—
PGIM QMA US Broad Market Index Fund	8	92.7	—	—

PGIM Day One Underlying Funds	175

Notes to Financial Statements/Consolidated Financial Statements

Transactions in shares of beneficial interest were as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares sold	650,650	$6,847,970
Shares reacquired	(402,830)	(4,069,959)

Net increase (decrease) in shares outstanding	247,820	$2,778,011

Year ended July 31, 2019:
Shares sold	252,340	$2,868,025
Shares issued in reinvestment of dividends and distributions	88,681	909,864
Shares reacquired	(109,630)	(1,265,404)

Net increase (decrease) in shares outstanding	231,391	$2,512,485

PGIM Core Conservative Bond Fund:

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares sold	1,939,352	$20,298,716
Shares issued in reinvestment of dividends and distributions	119,325	1,246,574
Shares reacquired	(1,329,477)	(13,859,437)

Net increase (decrease) in shares outstanding	729,200	$7,685,853

Year ended July 31, 2019:
Shares sold	1,118,649	$10,866,757
Shares issued in reinvestment of dividends and distributions	122,720	1,203,448
Shares reacquired	(601,254)	(5,859,806)

Net increase (decrease) in shares outstanding	640,115	$6,210,399

PGIM TIPS Fund:

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares sold	3,419,169	$34,833,583
Shares issued in reinvestment of dividends and distributions	54,785	550,849
Shares reacquired	(2,550,112)	(25,704,948)

Net increase (decrease) in shares outstanding	923,842	$9,679,484

Year ended July 31, 2019:
Shares sold	2,079,245	$19,881,418
Shares issued in reinvestment of dividends and distributions	84,998	827,771
Shares reacquired	(986,534)	(9,455,747)

Net increase (decrease) in shares outstanding	1,177,709	$11,253,442

176

PGIM QMA Commodity Strategies Fund:

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares sold	3,540,207	$30,076,283
Shares issued in reinvestment of dividends and distributions	24,299	233,752
Shares reacquired	(1,180,963)	(9,411,703)

Net increase (decrease) in shares outstanding	2,383,543	$20,898,332

Year ended July 31, 2019:
Shares sold	693,151	$6,829,897
Shares issued in reinvestment of dividends and distributions	56,420	530,351
Shares reacquired	(276,668)	(2,712,985)

Net increase (decrease) in shares outstanding	472,903	$4,647,263

PGIM QMA Mid-Cap Core Equity Fund:

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares sold	1,594,642	$14,514,549
Shares issued in reinvestment of dividends and distributions	15,032	170,308
Shares reacquired	(886,100)	(7,792,793)

Net increase (decrease) in shares outstanding	723,574	$6,892,064

Year ended July 31, 2019:
Shares sold	562,114	$5,930,832
Shares issued in reinvestment of dividends and distributions	77,700	771,564
Shares reacquired	(231,077)	(2,480,643)

Net increase (decrease) in shares outstanding	408,737	$4,221,753

PGIM QMA US Broad Market Index Fund:

Class R6	Shares	Amount
Year ended July 31, 2020:
Shares sold	2,180,023	$29,074,039
Shares issued in reinvestment of dividends and distributions	59,620	851,368
Shares reacquired	(1,360,639)	(17,490,670)

Net increase (decrease) in shares outstanding	879,004	$12,434,737

Year ended July 31, 2019:
Shares sold	1,293,913	$16,428,009
Shares issued in reinvestment of dividends and distributions	69,285	830,039
Shares reacquired	(895,043)	(11,148,657)

Net increase (decrease) in shares outstanding	468,155	$6,109,391

8. Borrowings

PIP2, on behalf of the Funds, along with other affiliated registered investment companies (the “RICs”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

PGIM Day One Underlying Funds	177

Notes to Financial Statements/Consolidated Financial Statements

	Current SCA	Prior SCA
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the RICs in the SCA equitably.

The following Funds utilized the SCA during the year ended July 31, 2020. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2020
PGIM Jennison Small-Cap Core Equity Fund	$163,000	1.50%	4	$ 163,000	$—
PGIM Core Conservative Bond Fund	478,000	2.29	6	478,000	—
PGIM TIPS Fund	583,538	2.31	26	1,832,000	—
PGIM QMA Mid-Cap Core Equity Fund	237,000	1.83	31	528,000	—

9. Risks	of Investing in the Funds

The Funds’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Funds’ risks, please refer to the Funds’ Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Funds’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced

178

demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Funds for redemption before it matures and the Funds may not be able to reinvest at the same level and therefore would earn less income.

Subsidiary Risk: By investing in the Subsidiary, the Commodity Strategies Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in the Commodity Strategies Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. The IRS has proposed regulations that if finalized in current form would require the Cayman Subsidiary to distribute its income on an annual basis in order for such income to be considered qualifying Regulated Investment Company (“RIC”) income for tax purposes. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Commodity Strategies Fund to effect its desired commodity investment strategy.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Funds will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Funds. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Funds’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Funds.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Funds invest could go down. The Funds’ holdings can vary significantly from broad market indexes and the performance of the Funds can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Funds’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Funds may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Funds’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly

PGIM Day One Underlying Funds	179

Notes to Financial Statements/Consolidated Financial Statements

than expected, and the Funds may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Funds’ holdings may fall sharply. This is referred to as “extension risk”. The Funds may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Funds’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Funds’ shares. There is no requirement that these entities maintain their investment in the Funds. There is a risk that such large shareholders or that the Funds’ shareholders generally may redeem all or a substantial portion of their investments in the Funds in a short period of time, which could have a significant negative impact on the Funds’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Funds’ ability to implement its investment strategy. The Funds’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Funds may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Funds or the financial instruments in which the Funds invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Funds’ performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Funds are difficult to purchase or sell. Liquidity risk includes the risk that the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes

180

may be more difficult to value. If the Funds are forced to sell these investments to pay redemption proceeds or for other reasons, the Funds may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Funds may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of an investment in the Funds will decline. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

PGIM Day One Underlying Funds	181

Notes to Financial Statements/Consolidated Financial Statements

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Funds will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Funds.

Risks of Investing in Treasury Inflation Protected Securities (TIPS): The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Funds purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, they may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Funds hold TIPS, the Funds may earn less on the security than on a conventional bond.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

182

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,				November 15, 2016(a) through July 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.82	$13.04	$11.27		$10.00
Income (loss) from investment operations:
Net investment income (loss)	- (c)	0.01	-	(d)	0.02
Net realized and unrealized gain (loss) on investment transactions	0.66	(0.53)	1.97		1.27
Total from investment operations	0.66	(0.52)	1.97		1.29
Less Dividends and Distributions:
Dividends from net investment income	-	(0.04)	-	(d)	(0.02)
Tax return of capital distributions	-	(0.01)	-		-
Distributions from net realized gains	-	(0.65)	(0.20)		-
Total dividends and distributions	-	(0.70)	(0.20)		(0.02)
Net asset value, end of period	$12.48	$11.82	$13.04		$11.27
Total Return(e):	5.50%	(3.26)%	17.75%		12.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,439	$17,371	$16,158		$12,584
Average net assets (000)	$17,831	$16,167	$14,370		$10,943
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%		1.02%(g)
Expenses before waivers and/or expense reimbursement	1.52%	1.64%	1.68%		2.04%(g)
Net investment income (loss)	(0.03)%	0.07%	-	%(h)	0.22%(g)
Portfolio turnover rate(i)	54%	36%	39%		28%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)	Less than 0.005%.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	183

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,			November 15, 2016(a) through July 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.12	$9.66	$10.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.25	0.21	0.12
Net realized and unrealized gain (loss) on investment transactions	0.73	0.49	(0.34)	0.05
Total from investment operations	0.95	0.74	(0.13)	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.24)	(0.14)
Net asset value, end of period	$10.81	$10.12	$9.66	$10.03
Total Return(c):	9.50%	7.74%	(1.31)%	1.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$57,963	$46,905	$38,592	$31,357
Average net assets (000)	$50,192	$42,668	$34,737	$25,827
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50%	0.50%	0.50%	0.53%(e)
Expenses before waivers and/or expense reimbursement	0.67%	0.77%	0.78%	0.95%(e)
Net investment income (loss)	2.07%	2.55%	2.11%	1.72%(e)
Portfolio turnover rate(f)(g)	174%	107%	171%	348%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

184

PGIM TIPS Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,			November 15, 2016(a) through July 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.87	$9.61	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.21	0.28	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.94	0.30	(0.19)	(0.09)
Total from investment operations	0.95	0.51	0.09	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.25)	(0.34)	(0.18)
Net asset value, end of period	$10.67	$9.87	$9.61	$9.86
Total Return(c):	9.83%	5.38%	0.87%	0.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$48,736	$35,938	$23,693	$16,011
Average net assets (000)	$38,800	$30,412	$19,916	$6,479
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.40%	0.40%	0.40%	0.55%(e)
Expenses before waivers and/or expense reimbursement	0.58%	0.72%	0.94%	2.41%(e)
Net investment income (loss)	0.12%	2.17%	2.83%	1.79%(e)
Portfolio turnover rate(f)	102%	40%	54%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	185

PGIM QMA Commodity Strategies Fund

Consolidated Financial Highlights

Class R6 Shares
	Year Ended July 31,			November 15, 2016(a) through July 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.44	$10.31	$10.15	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.14	0.04	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(1.01)	(0.74)	0.27	0.20
Total from investment operations	(1.00)	(0.60)	0.31	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.27)	(0.15)	-
Tax return of capital distributions	- (c)	-	-	-
Total dividends and distributions	(0.10)	(0.27)	(0.15)	-
Net asset value, end of period	$8.34	$9.44	$10.31	$10.15
Total Return(d):	(10.74)%	(5.69)%	3.09%	1.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$38,553	$21,123	$18,187	$13,811
Average net assets (000)	$28,308	$19,634	$16,136	$10,738
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.92%	1.30%(f)
Expenses before waivers and/or expense reimbursement	0.94%	1.10%	1.88%	2.64%(f)
Net investment income (loss)	0.17%	1.42%	0.41%	(0.67)%(f)
Portfolio turnover rate(g)	0%	0%	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

186

PGIM QMA Mid-Cap Core Equity Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,			November 17, 2016(a) through July 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.84	$12.08	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.11	0.09	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.10)	(0.67)	1.16	1.12
Total from investment operations	(1.00)	(0.56)	1.25	1.17
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.07)	(0.01)
Distributions from net realized gains	-	(0.59)	(0.26)	-
Total dividends and distributions	(0.12)	(0.68)	(0.33)	(0.01)
Net asset value, end of period	$9.72	$10.84	$12.08	$11.16
Total Return(c):	(9.42)%	(4.08)%	11.36%	11.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,814	$15,360	$12,182	$8,426
Average net assets (000)	$16,827	$13,541	$10,251	$5,794
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.97%(e)
Expenses before waivers and/or expense reimbursement	1.32%	1.54%	1.80%	2.91%(e)
Net investment income (loss)	1.02%	1.03%	0.78%	0.62%(e)
Portfolio turnover rate(f)	140%	120%	113%	64%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds	187

PGIM QMA US Broad Market Index Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,			November 17, 2016(a) through July 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.60	$12.99	$11.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.23	0.20	0.12
Net realized and unrealized gain (loss) on investment transactions	1.22	0.64	1.61	1.26
Total from investment operations	1.45	0.87	1.81	1.38
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.19)	(0.14)	(0.02)
Distributions from net realized gains	(0.02)	(0.07)	(0.04)	-
Total dividends and distributions	(0.25)	(0.26)	(0.18)	(0.02)
Net asset value, end of period	$14.80	$13.60	$12.99	$11.36
Total Return(c):	10.71%	6.95%	16.05%	13.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$62,108	$45,134	$37,020	$22,374
Average net assets (000)	$49,589	$40,825	$29,409	$12,357
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.20%	0.20%	0.20%	0.26%(e)
Expenses before waivers and/or expense reimbursement	0.52%	0.59%	0.65%	1.86%(e)
Net investment income (loss)	1.71%	1.78%	1.64%	1.63%(e)
Portfolio turnover rate(f)	23%	15%	15%	5%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

188

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Prudential Investment Portfolios 2:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities or consolidated statement of assets and liabilities of the funds listed in Appendix A (each, a Fund and collectively, the Funds), each a series of Prudential Investment Portfolios 2, including the schedule of investments or consolidated schedule of investments, as of July 31, 2020, the related statement of operations or consolidated statement of operations for the year then ended, the statements of changes in net assets or consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements or consolidated financial statements) and the financial highlights or consolidated financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements or consolidated financial statements and financial highlights or consolidated financial highlights present fairly, in all material respects, the financial position of each Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights or consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agents, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 18, 2020

PGIM Day One Underlying Funds	189

Appendix A

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM QMA Commodity Strategies Fund*

PGIM QMA Mid-Cap Core Equity Fund

PGIM QMA US Broad Market Index Fund

*	Consolidated financial statements and consolidated financial highlights

190

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to each Fund’s Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from the inception of each Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

PGIM Day One Underlying Funds	191

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2020, the PGIM QMA US Broad Market Index Fund reported the maximum amount allowed per share but not less than $0.01 per share for Class R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2020, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
PGIM Core Conservative Bond Fund	—	—	94.01%
PGIM TIPS Fund	—	—	66.61%
PGIM QMA Commodity Strategies Fund	—	—	28.17%
PGIM QMA Mid-Cap Core Equity Fund	100.00%	100.00%	—
PGIM QMA US Broad Market Index Fund	100.00%	100.00%	—

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the dividends paid by the following funds qualify for such deduction.

PGIM Core Conservative Bond Fund	26.95%
PGIM TIPS Fund	66.05%
PGIM QMA Commodity Strategies Fund	15.13%

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

192

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Day One Underlying Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Day One Underlying Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Vice President and Corporate Counsel (since January 2005) of Prudential; Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Day One Underlying Funds

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Day One Underlying Funds

Approval of Advisory Agreements

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Day One Underlying Funds (each, a “Fund,” and collectively, the “Funds”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with QMA LLC (“QMA”), Jennison Associates LLC (“Jennison”), PGIM Limited (“PGIML”) and PGIM, Inc., on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of

1

Each of the PGIM Day One Underlying Funds is a series of Prudential Investment Portfolios 2. The PGIM Day One Underlying Funds discussed herein are: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM QMA Commodity Strategies Fund, PGIM QMA US Broad Market Index Fund and PGIM QMA Mid-Cap Core Equity Fund.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, Jennison, PGIML and PGIM Fixed Income as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, QMA, Jennison, PGIML and PGIM Fixed Income. The Board noted that QMA, Jennison, PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund , and PGIM Investments’ role as administrator of the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison, PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, QMA, Jennison, PGIML and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the QMA, Jennison, PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, Jennison’s, PGIML’s and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, Jennison, QMA, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, Jennison, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by QMA, Jennison, PGIML and PGIM Fixed Income and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, QMA and Jennison, PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2019 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, Jennison, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, Jennison PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by QMA and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2019. The Board considered that PGIM QMA US Broad Market Index Fund and PGIM QMA Mid-Cap Core Equity Fund each commenced operations on November 17, 2016 and that all of the other Funds commenced operations on November 15, 2016 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2019. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM

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Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM QMA US Broad Market Index Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.
•	The Board considered that the Fund commenced operations on November 17, 2016 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.20% for Class R6 shares through November 30, 2020.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

PGIM QMA Mid-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.
•	The Board considered that the Fund only commenced investment operations on November 17, 2016 and that longer-term performance was not yet available.
•

The Board noted PGIM Investments’ assertions that underperformance was driven by the Fund’s value and small-cap style factor exposures, which trailed the broader market in 2019 as the growth style factor outperformed.

•	The Board considered that the Fund ranked in the second quartile of its re-classified Peer Group for the fourth quarter of 2019.
•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses , which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.85% for Class R6 shares through November 30, 2020.

•	The Board noted information provided by PGIM Investments indicating that the Fund’s net total expense ratio was two basis points from the median of all funds in the Peer Group.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year and the three-year periods.
•	The Board considered that the Fund commenced operations on November 15, 2016 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses , which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2020.

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•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.
•

The Board considered PGIM Investments’ assertion that, relative to its Peer Group, which has the flexibility to invest in emerging markets and below investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which drove peer relative underperformance.

•	The Board noted that, as of March 31, 2020, Fund outperformed its Peer Group for the year-to-date and one-year periods.
•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.50% for Class R6 shares through November 30, 2020.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

•	The Board considered that the Fund commenced operations on November 15, 2016 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2020.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM QMA Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three-year period.
•	The Board considered that the Fund commenced operations on November 15, 2016 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class R6 shares through November 30, 2020.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Funds have delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the Funds’ website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Fund carefully before investing. The prospectus contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus should be read carefully before investing.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Day One Underlying Funds c/o PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

	NASDAQ	CUSIP		NASDAQ	CUSIP
PGIM JENNISON SMALL-CAP CORE EQUITY FUND	PQJCX	74440E805	PGIM QMA COMMODITY STRATEGIES FUND	PQCMX	74440E862
PGIM CORE CONSERVATIVE BOND FUND	PQCNX	74440E888	PGIM QMA MID-CAP CORE EQUITY FUND	PQCCX	74440E508
PGIM TIPS FUND	PQTSX	74440E870	PGIM QMA US BROAD MARKET INDEX FUND	PQBMX	74440E409

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2020 and July 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $190,758 and $190,758 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended July 31, 2020, fees of $8,508 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended July 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended July 31, 2020 and July 31, 2019: none.

(d) All Other Fees

For the fiscal years ended July 31, 2020 and July 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended July 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended July 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2020 and July 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2020